Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & Co.’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase & Co.’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2011, Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2012, Quarterly Report on Form 10-Q for the quarter ended June 30, 2012, and Quarterly Report on Form 10-Q for the quarter ended September 30, 2012, all of which have been filed with the Securities and Exchange Commission and are available on JPMorgan Chase & Co.’s website (http://investor.shareholder.com/jpmorganchase) and on the Securities and Exchange Commission's website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

February 26, 2013 F I R M O V E R V I E W Marianne Lake, Chief Financial Officer

Agenda Page F I R M O V E R V I E W 1 JPMorgan Chase overview 1 Expense and investments 11 Balance sheet 15 Appendix – Key investor topics 27 Appendix – Other 31

JPMorgan Chase's fundamentals are extremely strong

JPMorgan Chase overview

Excellent client franchises	■ Best-in-class client franchises; focus on serving clients ■ Strong leadership positions ■ Experienced management team; deep bench of talent
Competitive advantages	■ Strength of the platform provides competitive advantage ■ Broad customer base; global reach; full platform ■ $14B of cross-sell revenue and $3B of cost synergies ■ Additional branding, funding benefits and earnings diversification
Strong returns and growth opportunities	■ Delivered strong consistent returns ■ Continuous investments support organic growth ■ Continuous expense discipline
Capital and regulatory	■ Consistent focus on "fortress" operating model ■ Committed to comply with broad set of regulatory changes ■ Compliant with Basel III Tier I common[1] ratio of 9.5% and 100% LCR by end of 2013

[1] See note 3 on slide 41; will depend on interpretation of rules and decisions on usage of excess capital

JPMORGAN CHASE OVERVIEW
2
JPMORGAN CHASE & CO.

J P M O R G A N C H A S E O V E R V I E W FY2011 FY2012 Revenue (FTE) 1 $99,767 $99,890 Credit Costs 7,574 3,385 Expense 62,911 64,729 Reported net income $18,976 $21,284 Net income applicable to common stock $17,568 $19,877 Reported EPS $4.48 $5.20 ROTCE 2 15% 15% Return on Basel I RWA (excl. DVA) 3 1.5 1.7 Basel I Tier 1 common ratio 4 10.1 11.0 Basel III Tier 1 common ratio 4,5 7.9 8.7 CB 7% CIB 34% AM 10% CBB 17% MB 14% Card 19% Performance summary JPMorgan Chase overview – Performance summary Impact of run-off and mitigants through 2014 would add ~+100bps6 Firmwide revenue – FY20121,7 NIR represents 54% of revenue – FY2012 NIR mix1 Note: Totals may not sum due to rounding 1 See note 1 on slide 41 2 See note 2 on slide 41 3 See note 4 on slide 41 4 See note 3 on slide 41 5 Estimated impact of final Basel 2.5 Rules and Basel III Advanced NPR reflected in 2012, but not 2011 6 Includes the effect of bringing forward run-off and data/model enhancements 7 Excludes Corp/PE 2012 loss of $1.2B from total revenue CCB 49% Lending and deposit related – CCB 6% Lending and deposit related – other 6% IB fees 11% Principal transactions 10% Asset mgmt fees – AM 13% Asset mgmt fees – other 13% Securities gains 4% Other 12% Mortgage fees 16% Credit card 10% $mm, excluding EPS 3

J P M O R G A N C H A S E O V E R V I E W $33.45 $36.59 $36.15 $39.88 $43.04 $46.59 $51.27 $18.88 $21.96 $22.52 $27.09 $30.18 $33.69 $38.75 2006 2007 2008 2009 2010 2011 2012 Book value per share: Growing our fortress balance sheet JPMorgan Chase overview – Performance summary Shares outstanding (EOP) 3.7B 3.9B 3.9B 3.8B 3.4B 3.5B 1 Actual change 2 Excludes legal reserves associated with mortgage-backed securities litigation 3 CAGR 4 Excl.DVA, growth YoY would be 25%; see note 6 of slide 41 Key metrics since FY2006 3.8B Growth YoY 5Y3 10Y3 BVPS 10% 7% 10% TBVPS 15 12 9 EPS4 16 4 21 1 1 1 ($B) 2006 2012%Δ Tangible common equity $65.4 $147.4 126% Basel I Tier 1 common 7.3% 11.0% 3.7 Loan loss reserve $7.3 $21.9 $14.6 Repurchase reserve 2 0.0 2.8 2.8 EOP Deposits 638.8 ,193.6 87% 4

J P M O R G A N C H A S E O V E R V I E W 1 2 3 4 Total shareholder returns JPMorgan Chase overview – Returns 0 50 100 150 200 250 300 350 03/26/00 10/24/02 05/24/05 12/22/07 07/22/10 02/19/13 ONE/JPM BKX S5FINL SPX Annualized total shareholder returns – March 26, 20001 320 128 97 98 0 25 50 75 100 125 150 01/01/08 01/10/09 01/20/10 01/30/11 02/09/12 02/19/13 JPM BKX S5FINL SPX Annualized total shareholder returns – January 13, 20041 Annualized total shareholder returns – 5-year return 117 70 95 120 145 170 01/01/12 03/24/12 06/15/12 09/06/12 11/28/12 02/19/13 JPM BKX S5FINL SPX Annualized total shareholder returns – 1-year return Source: Bloomberg Note: Annualized total shareholder returns assume dividends are reinvested on pay-date Note: “BKX” is the KBW Bank Index; “S5FINL” is the S&P 500 Financials Index; “SPX” is the S&P 500 Index 1 March 26, 2000 represents the day before Jamie Dimon started as CEO of Bank One Corporation (ONE); January 13, 2004 represents the day before JPM agreed to acquire ONE 2 Represents ONE’s annualized total return until June 30, 2004 and is subsequently projected to mirror JPM's total return post merger completion on July 1, 2004 154 125 144 141 127 70 69 1 2 3 4 Annualized total return Annualized total return 3/26/00- 2/19/13 ONE/JPM2 9.4% BKX (0.1) S5FINL (0.3) SPX 1.9 Annualized total return Annualized total return 1/1/12- 2/19/13 JPM 46.5% BKX 38.2 S5FINL 35.4 SPX 21.7 Annualized total ret rn Annualized total return 1/1/08- 2/19/13 JPM 4.8% BKX (6.6) S5FINL (7.0) SPX 3.1 2 Ann alized total ret rn Annualized total return 1/13/04- 2/19/13 JPM 5.4% BKX (3.3) S5FINL (2.6) SPX 5.6 0 40 80 120 160 200 01/13/04 11/08/05 09/04/07 06/30/09 04/26/11 02/19/13 JPM BKX S5FINL SPX 165 162 74 79 5

Building market leading franchises

JPMorgan Chase overview – Franchise leadership

JPMORGAN CHASE OVERVIEW

Chase – CCB

"Acquiring and deepening relationships; focus on customer satisfaction"

- ~50% of U.S. households have a Chase relationship
- #1 customer satisfaction among large banks[1]
- #1 rated mobile app[2] ; #1 online financial services destination[3]
- #1 ATM network; #2 in branches; ~3x industry avg. deposit growth[4]
- #1 customer satisfaction of large banks for originations/servicing[5]
- #1 Small Business Administration lender[6] – 3rd straight year
- #2 in mortgage originations[7], up from #5 in 2006
- #1 in total U.S. payments volume[8]; #1 Global Visa issuer

JPMorgan – CIB

"Market share gains, client relationships, international expansion"

- ~80% of Fortune 500 companies are our clients
- CIB presence in 59 countries
- #1 in Global IB fees; #1 in Markets revenue share
- #1 in All American Fixed Income & Equity Research
- $1T+ of securities traded and settled daily
- $980T of USD payments in FY2012; $4T average daily
- #1 USD wire clearer with 20% share of Fed and CHIPS
- $356B in average client deposits and other third-party liabilities

Commercial Banking

"Deep relationships, efficiency, new markets expansion"

- 10 consecutive quarters of loan growth
- #1 U.S. multifamily lender since 2008[10]
- #1 large middle market syndicated lender[9]
- 89% customer satisfaction[11]

Asset Management

"Global reach, breadth of product and clients, investment performance"

- #2 U.S. active mutual fund rank (by flows)[12]
- #1 Private Bank for Ultra-High-Net Worth globally[13]; 10 consecutive years of Private Banking revenue growth
- 15 consecutive quarters of positive long-term flows; $2.1T in clients assets; 76% of fund AUM in top two quartiles (5-year)

[1] American Customer Satisfaction Index (ACSI), December 2012
[2] Keynote, November 2012
[3] Compete.com Rankings, December 2012
[4] FDIC data as of June 2012
[5] J.D. Power Survey; JPM ranked #4 for customer satisfaction in originations and #4 in servicing on an overall basis
[6] # of units, per SBA data
[7] Based on Inside Mortgage Finance
[8] Represents credit, debit and prepaid combined payments volume
[9] Thomson Reuters FY2012
[10] FDIC 2008 – YTD 3Q12
[11] 2012 Chase Relationship Survey
[12] Strategic Insight 2012
[13] Euromoney 2012

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JPMORGAN CHASE & CO.

Firmwide cross-sell and synergies

JPMorgan Chase overview – Franchise leadership

~$14B[1]

Category	LOB	Amount
LOB cross-sell	CIB	~$5.2B[1]
LOB cross-sell	CB	~$5.0B[1]
LOB cross-sell	AM	~$2.1B[1]
LOB cross-sell	CCB	~$1.2B[1]
Synergies	CIB	~$2.6B
Synergies	AM	~$1.1B
Synergies	CCB	~$3.9B
Costs		~$3B

Select revenue cross-sell examples (2012 data)

- CB and CIB cross-sell: $4.0B
  - ~$2.4B: TS revenue reported in CB (>80% of CB clients use TS products)
  - ~$1.6B: gross IB revenue from CB clients (31% of NA IB revenue[2])
- AM and CIB cross-sell: ~$1.0B
  - AM is an important client of CIB's global custody and fund services
  - The Private Bank (PB) is a key distribution channel for CIB equity offerings
  - Referrals between CIB and PB result in incremental IB transactions/PB clients
- AM and CCB cross-sell: ~$0.6B – JPM IM products sold through branches (incl. CPC)
- AM and CB cross-sell: ~$0.5B – Sale of IM products to CB clients
- CB and CCB cross-sell: ~$0.2B – Paymentech revenue for CB clients; ~$0.2B – Global Commercial Card revenue for CB clients; ~55% of CB clients visit a branch quarterly
- CIB and CCB cross-sell: ~$0.2B – TS products sold through Business Banking clients

---

- ~$2.0B: Global Corporate Bank incremental revenue between 2009 and 2012
- ~$0.5B: Gross FX revenue generated by TSS clients

- ~$1.1B: IM products sold through the PB

- ~$1.5B: Credit Cards sold through branches
- ~$0.2B: Products sold to Card customers
- ~$0.1B: Bus. Banking referrals to Paymentech
- ~$2.2B: Mortgage originations though branches

- Primarily procurement, also includes technology, operations and other

Other network benefits – branding, funding and earnings diversification

Note: Totals may not sum due to rounding
[1] Cross-sell revenue counted in both LOBs generating the revenue in partnership and therefore must be divided by 2 as they are totaled into the $14B
[2] Calculated based on gross domestic IB revenue for SLF, M&A, Equity Underwriting and Bond Underwriting

JPMORGAN CHASE OVERVIEW
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JPMORGAN CHASE & CO.

J P M O R G A N C H A S E O V E R V I E W JPM continues to be a leader JPMorgan Chase overview – Franchise leadership $100.8 $86.1 $72.5 $91.8 $34.9 $30.5 JPM WFC C BAC GS MS 1 All metrics are excluding DVA. All metrics adjust for DVA at a marginal tax rate of 38% for all peers; see note 4 on slide 41 2 BAC adjusted for DVA and fair value option adjustment of ($7.6)B 3 YoY growth from 2011 to 2012 4 290% $21.9 $19.4 $9.4 $8.9 $7.9 $2.7 JPM WFC C BAC GS MS 16% 17% 6% 5% 12% 5% JPM WFC C BAC GS MS FY2012 Net income1 ($B) FY2012 Managed revenue1 ($B) FY2012 ROTCE1 2 2 2 YoY EPS growth1,3 25% 19% (10)% WFC C BAC2 N/M GS4 MS JPM N/M N/M 8

JPM efficiency versus best-in-class peers

JPMorgan Chase overview – Franchise leadership

JPMorgan Chase		Best-in-class
	JPM overhead ratio	Best-in-class peer[1] overhead ratios weighted by JPM revenue mix
CCB	58%	56% WFC & AXP
CIB	62%[2] (excl. DVA)	67% GS (excl. DVA) & STT
CB	35%	37% Avg. of PNC & USB
AM	71%	69% UBS WM & BLK
Overhead ratio (excl. DVA)	64%[5]	65%[6]

Peer overhead ratios[1]



Avg: 67%
58%
54%
90%
54%
81%
WFC
AXP[3]
BAC
USB
PNC
Avg: 75%
66%
71%
61%
81%
82%
84%
77%
GS
STT
C
DB
MS
CS
BK
Avg: 45%
36%
39%
50%
56%
32%
51%
54%
PNC
USB
WFC
STI
CMA
FITB
KEY
Avg: 71%
75%
62%
55%
64%
65%
71%
74%
77%
81%
86%
UBS
BLK
TROW[4]
Allianz[4]
NTRS
BX
CS
BAC
WFC
MS

Note: JPM data presented on a managed basis; JPM and peer data represent full-year 2012 data, except where noted; All data for CIB and peer banking businesses is excl. DVA

[1] Peer data reflects JPM equivalent business segment results with the exception of Goldman Sachs, T. Rowe Price, Blackrock and Blackstone

[2] See note 6 on slide 41

[3] For American Express U.S. Card Services (USCS), estimated rewards expense is removed from expenses and netted against revenue, consistent with industry practice

[4] Allianz Asset Management and Northern Trust Personal Financial Services results as of 3Q12

[5] See note 4 on slide 41

[6] Best-in-class overhead ratio represents Wells Fargo Community Banking, American Express USCS, Goldman Sachs, State Street Investment Servicing, US Bancorp Wholesale Banking and CRE, PNC Corporate & Institutional Banking, UBS International Wealth Management and Wealth Management Americas and Blackrock weighted based on JPM's revenue mix

9

JPMORGAN CHASE & CO.

JPMORGAN CHASE OVERVIEW

Earnings walk

JPMorgan Chase overview – Earnings power


Net income build simulation ($B)
$21.9
$1.3
$2.3
$1.3
($2.5)
($0.5)
$3.5
~$27.5 +/-
Growth initiatives/ Continued efficiency gains
Branch build, Business Banking, CPC
MB capacity and productivity
Global Prime Brokerage build-out
GCB – International expansion
Electronic Equities trading
Middle Market expansion
PB banker build-out / IM expansion
Continued efficiency gains
FY12 NI (excl. DVA)[1]
Corporate significant items[2]
Corporate litigation[3]
NII – Rate improvement[4]
Normalized credit costs[5]
Normalized Mortgage Banking (excl. credit)[6]
Investments
Pro forma NI

Note: Figures tax effected at 38%, where applicable

[1] See note 4 on slide 41

[2] Represents $2.2B (pretax) of significant revenue items including ($5.8)B of losses incurred by CIO from the synthetic credit portfolio for the six months ended June 30, 2012, and ($449)mm of losses incurred by CIO from the retained index credit derivative positions for the three months ended September 30, 2012; $1.5B CIO securities gains, $1.1B benefit from WaMu bankruptcy settlement (1Q12), $0.7B from full recovery of Bear Stearns related first loss note (FY2012) and $0.9B gains from TruPS redemption (3Q12)

[3] Represents total Corporate litigation expense in FY2012 ($3.7B pretax)

[4] Represents estimated 12 month NII benefit of $2.1B (pretax) from +100bp interest rate change

[5] Includes FY2012 loan loss releases ($3.5B after tax negative adjustment) and normalized net charge-offs ($1.0B after tax positive adjustment) based on through-the-cycle NCO rates

[6] Represents Mortgage Banking earnings target less 2012 Mortgage Banking reported earnings. Excludes REP credit costs

JPMORGAN CHASE OVERVIEW

10

JPMORGAN CHASE & CO.

Agenda Page F I R M O V E R V I E W 11 Expense and investments 11 JPMorgan Chase overview 1 Balance sheet 15 Appendix – Key investor topics 27 Appendix – Other 31

E X P E N S E A N D I N V E S T M E N T S Firmwide expense by category – An important focus area for us Expense and investments 55.8 57.3 2.3 2.8 4.8 4.6 $62.9 $64.7 2011 2012 2013E 1 Foreclosure-related matters ■ Adjusted expense  Expense reduction of $1B +/-  MB expense reduction  CIB cost synergies  Continued efficiency initiatives  Significant ongoing investment  Higher compliance costs self- funded by efficiencies  IB comp expected to remain relatively consistent  Overall headcount will decrease by 4,000 +/- 60.1 59+/- ■ Corporate litigation and FRM1 ■ Elevated mortgage 58.1 Firmwide expense ($B) Adj. exp. incl. IB comp $58.1 $60.1 IB comp (8.9) (8.5) Adjusted exp. $49.2 $51.6 12

Overview of select investments

Expense and investments

2012 expense and NI impact of cumulative spend from select investments ($mm, except where noted)

LOB	Investment	2012 Expense for aggregate investments[1]	Comments	Target annual net income
CCB	Branch builds	~$1,200	■ Portfolio of branches built since beginning of 2002, 150 in 2012 ■ Average branch contributes $1mm+ to pre-tax income when mature ■ 4-year +/- break-even and 8-year +/- payback for 2002-2012 portfolio	$600 +/-
	Business Banking	~120	■ 1,200 new RMs & business bankers hired since beginning of 2009 ■ Expansion market branches fully staffed and approaching core market productivity levels	600 +/-
	Chase Private Client	~115	■ Added 1,200 CPC locations since beginning of 2011 ■ 22K clients as of 2011; 100K+ clients as of 2012 ■ $11B net new money in 2012	600 +/-
	Retail loan officers	~50	■ Added nearly 1,600 loan officers since beginning of 2011 to grow retail capacity ■ Target net income reflects 2011 and 2012 hires	300 +/-
	Mortgage Express	~140	■ Improve productivity through origination platform investments ■ Investment started in 2011; system live effective Dec '12; fully deployed by 2014	100 +/-
CIB	Global Prime Brokerage build-out	~35	■ Build out int'l platform to facilitate clients' regional strategies ■ Successful launch of int'l platform in 2011; steady state 2014/15	175 +/-
	International expansion/ Global Corporate Bank	~275	■ Build out int'l platforms and branches to offer local product capabilities ■ ~400 new hires, include ~185 bankers hired since end 2009	600 +/-
	Equities electronic trading	~50	■ Focused on building best-in-class electronic trading capabilities ■ Grew low-touch equities revenue at 17% CAGR since 2010	100 +/-
CB	Middle Market expansion[2]	~125	■ Expand CB coverage into new markets ■ Positive return on investment in 2012; continue to add 250+ clients a year	400 +/-
AM	Private Bankers/ IM sales expansion IM business initiatives	~500	■ Hired ~500 PB client advisors and ~300 IM salespeople and investors since beginning of 2010 ■ Expansion investments were breakeven in 2012	600 +/-
		~$2,600	**2012 NI impact: ~$600mm**	~$4,100

Expect ~$3B of net income in 2016 run-rate

[1] Reflects expenses related to select investments with overhead ratios higher than business average
[2] Includes WaMu as well as out-of-footprint expansion markets

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JPMORGAN CHASE & CO.

EXPENSE AND INVESTMENTS

Building international leading franchises – Substantial progress

Investments

	CIB	CB	AM
International clients	61% of CIB clients	26% of our Middle Market clients have operations in foreign countries 58% of Chase Middle Market clients are active globally[1] and expect international sales to increase in 5 years[2]	27% of HNW and UHNW clients
International revenue[3]	47%	3%; up 74% from 2010	34%
International expansion target	$175mm net income for Prime Brokerage $600mm net income for GCB	~$165mm 5-year international net income	~$300mm/year of international AM net income growth
Other international metrics	50% international loan growth since 2010 31% growth in international EFT volume since 2010 Best IB in Latin America (Latin Finance, 2012) European IB of the year (Financial News, 2011)	45% international loan growth since 2010 118% international deposit growth since 2010 Excellence Award for International Service in Middle Market Banking (Greenwich Associates, 2012)	90% international loan growth since 2010 16% international deposit growth since 2010 Best Private Bank for UHNW clients for Western Europe (Euromoney, 2012) Asset Manager of the Year in Asia (Asian Investor, 2012)

[1] Includes FX
[2] Chase Middle Market Business Leaders Outlook survey, March 2012
[3] Represents international percentage of LOB revenue

EXPENSE AND INVESTMENTS

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JPMORGAN CHASE & CO.

Agenda Page F I R M O V E R V I E W 15 Balance sheet 15 JPMorgan Chase overview 1 Expense and investments 11 Appendix – Key investor topics 27 Appendix – Other 31

Fortress JPMorgan Chase balance sheet

Balance sheet – Fortress balance sheet

JPMorgan Chase balance sheet – December 31, 2012 ($B)

Cash, AFS and secured financings[1]
- 29% of total assets
- AFS portfolio: AA+ average rating

Capital markets assets[2,3]
- 40% secured financing
- 60% trading assets



$2,359B
Cash, AFS and secured financings[1] $684B
Capital markets secured financing[2]
$698B
Capital markets trading assets[3]
Loans[4] $712
Other[5]
Goodwill
Assets
$2,359B
Deposits $1,194
Capital markets secured financing
$509B[6]
Capital markets liabilities
Other liabilities[7]
LTD & Equity $453B
Liabilities/Equity
Consumer
Wholesale

CP and other borrowed funds $82B
- $16B wholesale CP
- $40B client cash management
- $27B other borrowed funds[8]

$B	
HoldCo debt + equity	$373
Estimated Basel III RWA (B3 RWA)	1,648
HoldCo debt + equity/B3 RWA	**22.6%**

- **~$700B[1] high quality available assets**
- **60% loan-to-deposit ratio**
- **HoldCo pre-funding[9]: 23 months**
- **Less than $40B wholesale ST unsecured debt[10]**

Note: Totals may not sum due to rounding
[1] Includes cash and due from banks and deposits with banks (excluding CIB), AFS securities, Fed funds sold and securities purchased under resale agreements and securities borrowed (excluding CIB)
[2] Includes resales, securities borrowed and cash and due from banks from CIB
[3] Includes CIB trading assets and derivatives receivables
[4] Net of allowance for loan losses
[5] Includes other assets, other intangible assets, MSR, premises and equipment, accrued interest and accounts receivable and non-CIB trading assets
[6] Includes trading liabilities, Fed funds purchased and securities loaned or sold under repurchase agreements, VIEs, other borrowed funds and other liabilities all in CIB and derivatives payable
[7] Includes accounts payable and other liabilities, Fed funds purchased and securities loaned or sold under repurchase agreements and VIEs (excluding CIB)
[8] Portion already included in capital markets liabilities
[9] Number of months of pre-funding: The Firm targets pre-funding of the parent holding company to ensure that both contractual and non-contractual obligations can be met assuming no access to wholesale funding markets; minimum target pre-funding is 18 months
[10] Includes wholesale CP funding and a portion of other borrowed funds, which are unsecured

BALANCE SHEET
16
JPMORGAN CHASE & CO.

Loan and deposit growth

Balance sheet – NII and NIM drivers

Total EOP loans and core loans ($B)



2-yr. CAGR
$693
$724
$734
Total: 3%
Run-off (MB and other)[1,2]
Run-off: (15)%
Core: 10%
AM[3]
25%
CB
14%
CIB
17%
Consumer[4]
3%
4Q10
4Q11
4Q12

EOP deposits by LOB[5] ($B)



2-yr. CAGR
13%
$930
$1,128
$1,194
AM
25%
CB
15%
CIB
19%
CCB
9%
4Q10
4Q11
4Q12

Strong core loan and deposit growth helps support net interest income

Note: Totals may not sum due to rounding

[1] Other includes Card run-off portfolio, including certain legacy WaMu loans, legacy balance transfer programs and terminated partner portfolios (e.g. Kohl's), and CBB run-off portfolio, including discontinued products

[2] MB run-off portfolio includes WaMu purchased credit-impaired loans, discontinued products, and certain prime loans with estimated current LTVs greater than 80% as of January 2010

[3] AM loans include Wholesale loans originated by AM and Wholesale loans that are held in Corporate

[4] Consumer includes CBB, MB and Card, Merchant Services & Auto loans and prime mortgage loans held by AM and Corporate that are classified as Consumer loans (classification is consistent with SEC filings)

[5] Total deposits include $46B, $44B and $27B of deposits in the Corporate/Private Equity segment for 4Q10, 4Q11 and 4Q12, respectively

BALANCE SHEET

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JPMORGAN CHASE & CO.

B A L A N C E S H E E T Firmwide NII drivers Balance sheet – NII and NIM drivers 1 In CBB, deposit spread compression will negatively impact annual net income by $400mm +/- in 2013. In MB, expect annual reduction in NII of $600mm +/- from run-off in Real Estate Portfolios in 2013; only partially related to NIM 2 High Quality Liquid Assets (previously referred to as LAB) 3 Reflects cumulative impact from 4Q12 through 1Q14 4 Assumes simulated approximate reinvestment rates for securities and loans +100bp Parallel CCB $652 CIB 294 CB 282 AM 150 Treasury/CIO 767 Firmwide EaR $2,145 EaR by LOB NII expected to be generally flat, supported by growth of interest-earning assets Simulated core NIM Rate environment Forward curve Trough/stabilization 1Q14 Cumulative impact3 ~(15)bps Annual NII (pretax, $B), assuming static balance sheet ~$2.0B Growth in core average interest-earning assets required to offset rate compression4 ~7% 2012 Growth in core average interest-earning assets 8%  Modest NIM compression, largely driven by:  Consumer businesses  Limited reinvestment opportunities  Increased deployment into HQLA2 for LCR compliance ~$(400)mm annual NI impact in CBB; ~$(600)mm annual NII impact in MB1 ~$(300)mm +/- NI for 1Q13 for Treasury and CIO Simulated core NIM Commentary Guidance 18

B A L A N C E S H E E T Credit quality trends Balance sheet – Credit quality NCOs by line of business Source: Card Card Card Card MB MB MB MB $27.3B $21.9B $16.2B 2010 2011 2012 Adjusted 4Q12 Annualized CBB CIB CB LLR, ex-PCI 1 1 1 1 1 $24B $12B $9B $8B 1 Card, Merchant Services & Auto 2 4Q12 adjusted NCOs exclude CIB and CB recoveries 3 2012 NPLs are impacted by regulatory guidance issued in the first quarter of 2012 as a result of which the Firm began reporting performing junior liens that are subordinate to nonaccrual senior liens as nonaccrual loans and by regulatory guidance issued in the third quarter of 2012 requiring loans not reaffirmed by the borrower and discharged under Chapter 7 bankruptcy to be reported as nonaccrual loans. For reference, reported NPLs were $14,841mm, $9,993mm and $10,720mm for 2010, 2011 and 2012, respectively 4 Based on peak levels of NCOs and NPLs in 3Q09  The Firm’s net charge-offs and nonperforming loans are down 80%4 and 40%4, respectively, from peak levels  Strong reserve coverage ratio Strong coverage and reserve position Adjusted NPLs3 $15B $10B $8B 2 19

B A L A N C E S H E E T 2012 avg. loans ($B) 2012 NCOs ($B) 2012 NCO rate (%) TTC NCO rate (%) Prime mortgage1 $35.3 $0.40 1.14% 0.10% Home equity 72.7 2.39 3.28 0.50 Credit card 125.5 4.94 3.95 4.00 Auto 48.4 0.19 0.39 1.00 Business banking3 18.1 0.28 1.53 1.10 CIB excl. trade and conduits 47.9 (0.28) (0.59) 1.00 Trade and conduits 62.2 (0.01) (0.01) 0.05 CB CB 119.2 0.04 0.03 0.50 Lending 62.1 0.06 0.10 0.15 Mortgage4 16.4 0.01 0.08 0.05 CCB CIB AM Normalized net charge-off estimates Balance sheet – Credit quality 1 Real Estate Portfolios, excluding option ARMs and PCI 2 Excludes loans held-for-sale 3 CBB reported NCO was 2.27%, including Business banking and the impact of retail overdraft losses 4 Includes $10B of mortgages originated in PB but held in CIO 5 Adjusted 4Q12 NCOs of $8B ~$9B NCOs5 ~$7–8B NCOs Through-the-cycle (TTC) net charge-off estimates 2 20

Common equity and performance targets

Balance sheet – Capital

($B)	Attributed common equity 2012	Attributed common equity 1/1/2013	2012 Pro forma ROE[1]	Targets: Through-the-cycle ROE	Targets: Basel III Tier 1 Common[2]
Total Consumer & Community Banking	$43.0	$46.0	23%	20% +	8.5%
Consumer & Business Banking	*9.0*	*11.0*	*30*	*30% +*	*8.5*
Mortgage Banking	*17.5*	*19.5*	*22[3]*	*15% +/-[3]*	*8.5*
Card Services	*13.1*	*12.4*	*27*	*23% +/-*	*8.5*
Auto & Student	*3.4*	*3.1*	*21*	*18% +/-*	*8.5*
Corporate & Investment Bank	47.5	56.5	15[4]	16% +/-	9.5
Commercial Banking	9.5	13.5	20	20% +/-	8.5
Asset Management[5]	7.0	9.0	19	25% +	8.5
Total LOBs	**$107.0**	**$125.0**	**19%**	**19% +/-**	
Corporate	46.0	28.0 (A)			
Corporate Goodwill	42.0	42.0			
Total Firm	**$195.0**	**$195.0**	**15%[6]**	**16% +/-[6]**	**$24B NI target**

Corporate detail as of 1/1/2013 ($B)

(A)

Item	Attributed common equity	Comments
Legacy portfolios and model enhancements	$19	Accelerated benefits of short-term legacy portfolios and model enhancements
Private Equity/Other Corporate	9	PE capital expected to generate appropriate return over time; also includes corporate operational risk capital, real estate, BOLI/COLI, DTA and pension
	$28	

[1] Reflects 2012 net income divided by 2013 attributed common equity
[2] Basel III Tier 1 common targets reflect 2014 target of 9.5% for CIB, 2013 target of 8.5% for all other LOBs
[3] Excludes liquidating real estate portfolios; 17% in 2012 including REP
[4] ROE of 16% excluding DVA; see note 4 on slide 41
[5] AM pretax margin target remains unchanged at 35%+/- through the cycle; see note 7 on slide 41
[6] Total firm ROTCE

BALANCE SHEET

21

JPMORGAN CHASE & CO.

BALANCE SHEET

Capital projections

Balance sheet – Capital

Estimated Basel III capital projections[1] – After dividends[2], before share repurchases[3]

$B	2012	2013[3]	2014[3]	bps
Analysts' estimated net income[4]		~$22	~$22	
RWA, beginning		**~$1,650**	**$1,600**	
Run-off and mitigants (passive)		*(105)*	*(75)*	~100bps
Core growth		*55*	*15*	(40)bps
RWA, at year-end		**$1,600**	**$1,540**	
B3T1C (%)	8.7%	≥ 9.5%	≤ 11.5%	
Cumulative excess capital[5] at 9.5%			**$28B**	

Commentary

- Committed to 9.5% B3T1C by year-end, based on current understanding of rules
- There are potential risks, including model approvals and operational risk capital
- Additional levers include asset allocations in CIO and active mitigation in CIB
- Changes in AOCI not included in the analysis and will depend on rate environment

Significant excess capital in 2014

[1] See note 3 on slide 41
[2] Reflects Bloomberg average of analysts' estimates for dividends of $1.40 per share in 2013 and $1.58 in 2014 as of 2/22/13
[3] Net of annual preferred dividends of $700mm; assumes no share repurchases in 2013 and 2014 other than to offset the impact of employee issuance ($2B each year)
[4] Reflects Bloomberg average of analysts' estimates for net income of $21.5B in 2013 and $22.3B in 2014 as of 2/22/13
[5] Reflects estimated impact of final Basel 2.5 rules and Basel III Advanced NPR

22

JPMORGAN CHASE & CO.

Firm well-positioned for rising rates

Balance sheet – Capital

EaR – Potential net interest income increases[1]



100
200
300
$3.5B
$5.5B +/-
200
100
$2.1B
No curve change
$2.0B +/-
Δ 1M Libor (bps)
0
Δ 10Yr Swap (bps)
Potential increases in NII relative to the implied curve

Commentary

- The forward curve implies moderate rate increases
- The Firm is positioned to benefit from rising rates
- EaR of $2.1B for a 100bps parallel move beyond forward curve
- AOCI/NII relationship
  - Significant rate rise scenarios could move AOCI by $15B after-tax
  - Would increase NII and be recovered over 2 or 3 year period

[1] As of 12/31/2012. Reflects risk exposure to pretax NII of the Firm's non-market-based business activities (see 3Q12 Form 10-Q disclosure for further discussion on interest rate exposure). Implied curve represents the market expectation of rates over the next 12 months

BALANCE SHEET

23

JPMorgan Chase & Co.

2013 CCAR process update

Balance sheet – Capital

Date	Details
January 7th	CCAR submitted to the Fed with planned capital actions request ▪ Planning to use the already approved $3B for 1Q13 in share repurchases ▪ Dividend increases subject to Board and CCAR approval ▪ Repurchases for 2Q13-1Q14, subject to the Fed CCAR approval
March 7th (after market close)	Fed to release results of its calculations of the Dodd-Frank Act Stress Test (DFAST) ▪ Assumes no share repurchases or changes to current dividend levels ▪ Table with PPNR, provisions, loan losses by category, OTTI, trading and counterparty losses, other losses, pre-tax income, as well as beginning, ending and minimum pro forma regulatory capital ratios ▪ Will not disclose CCAR results reflective of requested repurchases or dividends, or qualitative assessments
March 7th (after Fed release)	Banks may choose to disclose their own DFAST results ▪ Banks required to release DFAST results no later than March 31st ▪ Banks may not comment on CCAR requests or status of quantitative or qualitative assessments ▪ Banks may not have a detailed understanding of the Fed's DFAST results relative to own ▪ Banks permitted to provide one-time downward adjustments to their capital requests if the Fed objects to the initial request
March 14th (after market close)	Final CCAR results including non-objection/objection to requested capital actions released by the Fed ▪ Disclosure format expected to be similar to prior years

BALANCE SHEET

24

JPMORGAN CHASE & CO.

Basel III – Liquidity Coverage Ratio (LCR)

Balance sheet – Firmwide liquidity

Estimated LCR Trajectory



Year-end LCR
~83% ratio
~$70B Gap
HQLA[1]
Net funding outflow
$341
$408
100%+ ratio
Dec. 2012
2013 & Beyond

Commentary

- 100% LCR compliance through:
  - Organic deposit growth
  - Reinvestment of AFS maturities into HQLA[1]
  - Funding mix optimization
- Recently released final Basel rules – marginally positive
- Awaiting final U.S. rules

Global Liquidity Reserve – December 2012 ($B)



Cash
HQLA eligible
Borrowing capacity and liquid non-HQLA eligible
GLR=$491B
150
223
118
Non-HQLA eligible portion consists primarily of Central Bank/FHLB borrowing capacity
HQLA=$341B: primarily consists of cash, governments and agency mortgages
Global Liquidity Reserve

[1] High Quality Liquid Assets (previously referred to as LAB)

BALANCE SHEET

25

JPMorgan Chase & Co.

Conclusion  Clear and consistent strategy  Consistent client focus  Consistent investment strategies contributing to growth  Consistent partnership between our businesses  Consistent expense discipline  Strong leadership positions and market share growth  Best-in-class returns and efficiencies  Expect NII generally flat, supported by growth of interest-earning assets  Expect adjusted expense to trend down and improvement in overhead ratio  Significant opportunity for net income growth  Maintain “fortress” operating model  Ability to adapt to new regulatory rules  Return excess capital to our shareholders 26 F I R M O V E R V I E W

Agenda Page F I R M O V E R V I E W 27 Appendix – Key investor topics 27 JPMorgan Chase overview 1 Expense and investments 11 Balance sheet 15 Appendix – Other 31

JPMorgan Chase & Co.

Jamie Dimon
Chairman and Chief Executive Officer

Frank Bisignano
Co-Chief Operating Officer
7 years at JPM
31 in industry

Matt Zames
Co-Chief Operating Officer
8 years at JPM
20 in industry

Marianne Lake
Chief Financial Officer
13 years at JPM
21 in industry

John Hogan[1]
Chief Risk Officer
13 years at JPM
24 in industry

Steve Cutler
General Counsel
6 years at JPM
12 in industry

John Donnelly
Head of Human Resources
4 years at JPM
34 in industry

Mike Cavanagh
Co-CEO, Corporate & Investment Bank
13 years at JPM
25 in industry

Daniel Pinto
Co-CEO, Corporate & Investment Bank
30 years at JPM
30 in industry

- 16 direct reports
- Average industry experience ~24 years
- Average years at JPM ~15 years



2
5
2
4
5
3-5
5-10
10-15
15-20
>20
Tenure at JPM (years)

Gordon Smith
CEO, Consumer & Community Banking
6 years at JPM
32 in industry

- 7 direct reports
- Avg. industry experience ~27 years
- Avg. years at JPM ~13 yrs



4
1
2
1
5-10
10-15
15-20
>20
Tenure at JPM (years)

Doug Petno
CEO, Commercial Banking
24 years at JPM
24 in industry

- 13 direct reports
- Avg. industry experience ~30 years
- Avg. years at JPM ~21 yrs



2
3
9
2-10
10-20
>20
Tenure at JPM (years)

Mary Erdoes
CEO, Asset Management
17 years at JPM
23 in industry

- 8 direct reports
- Avg. industry experience ~28 years
- Avg. years at JPM ~18 yrs



2
3
4
2-10
10-20
>20
Tenure at JPM (years)

Attrition rates – best by industry standard – less than 1% attrition over last year for top senior talent

Note: Years shown inside of boxes indicate tenure at JPM and years of industry experience; Not all direct reports to Jamie Dimon are shown in chart
[1] Currently on leave of absence; Ashley Bacon acting Chief Risk Officer – 20 years at JPM

28

A P P E N D I X – K E Y I N V E S T O R T O P I C S Peripheral European exposure1 Key investor topics – Europe Securities and trading Lending AFS securities Trading Derivative collateral Portfolio hedging Net exposure Spain $3.1 $0.5 $4.8 ($3.3) ($0.4) $4.7 Sovereign 0.0 0.5 (0.4) 0.0 (0.1) 0.0 Non-sovereign 3.1 0.0 5.2 (3.3) (0.3) 4.7 5 Italy $2.8 $0.0 $12.6 ($2.6) ($5.3) $7.5 Sovereign 0.0 0.0 11.6 (1.4) (4.9) 5.3 Non-sovereign 2.8 0.0 1.0 (1.2) (0.4) 2.2 Other (Ireland, Portugal, and Greece) $1.1 $0.3 $2.5 ($1.6) ($0.7) $1.6 Sovereign 0.0 0.3 0.5 0.0 (0.6) 0.2 Non-sovereign 1.1 0.0 2.0 (1.6) (0.1) 1.4 Total firmwide exposure $7.0 $0.8 $19.9 ($7.5) ($6.4) $13.8  $13.8B total firmwide net exposure as of 4Q12, up from $11.7B as of 3Q12  Net exposure increased primarily due to the impact of client transactions in Italy  The Firm continues to be active with clients in the region 1 Exposure is a risk management view. Lending is net of liquid collateral. Trading includes net inventory, derivative netting under legally enforceable trading agreements, net CDS underlying exposure from market-making flows, unsecured net derivative receivables and under-collateralized securities financing counterparty exposure As of December 31, 2012 ($B) 29

APPENDIX – KEY INVESTOR TOPICS

Investment and duration management for CIO

Key investor topics – CIO AFS portfolio

CIO AFS portfolio (December 31, 2012)

($B)	Fair value	Pretax AOCI	Avg. credit rating[1]
Mortgage-backed securities:			
U.S. government agencies	$98	$4.7	AA+
Residential:			
Prime and Alt-A	2	0.1	AA-
Subprime	1	0.0	AA
Non-U.S.	72	1.5	AAA
Commercial	13	0.9	AA+
Total mortgage-backed securities	**186**	**7.2**	AA+
U.S. Treasury and government agencies	6	0.1	AA+
Obligations of U.S. states and municipalities	22	1.8	AA-
Certificates of deposit	2	0.0	NR
Non-U.S. government debt securities	50	0.9	AA+
Corporate debt securities	37	0.6	A+
Asset-backed securities:			
Collateralized loan obligations	28	0.4	AA+
Other	13	0.2	AAA
CIO AFS portfolio[2]	**$344**	**$11.2**	**AA+[3]**

Comments

- Current CIO AFS portfolio composition balanced between rates and credit products
- AA+ average rating; 1.4 year interest rate duration[4]
- Over 80% of CIO AFS portfolio is either government backed, U.S. government agency, or U.S. government rated or better

[1] Certain U.S. government and Agency products may not be externally rated, but are included in the AA+ categorization
[2] Data only includes CIO. Treasury and other lines of business comprise ~$27B in additional AFS
[3] Unrated/locally rated securities of ~$5B were omitted for purposes of calculating average rating
[4] Represents the estimated change in a security's value due to a 1% change in interest rates across the curve, expressed as a number of years (i.e., normalized by the value of the security)

30

JPMORGAN CHASE & CO.

Agenda Page F I R M O V E R V I E W 31 Appendix – Other 31 JPMorgan Chase overview 1 Expense and investments 11 Balance sheet 15 Appendix – Key investor topics 27

A P P E N D I X – O T H E R 2010 2011 2012 Revenue (FTE)1 $104,842 $99,767 $99,890 Credit Costs1 16,639 7,574 3,385 Expense 61,196 62,911 64,729 Reported net income $17,370 $18,976 $21,284 Reported EPS $3.96 $4.48 $5.20 ROE 10% 11% 11% ROTCE2 15 15 15 Managed financial results1 2010 2011 2012 Consumer & Community Banking $4,578 $6,202 $10,611 Corporate & Investment Banking 7,718 7,993 8,406 Commercial Banking 2,084 2,367 2,646 Asset Management 1,710 1,592 1,703 Corporate/Private Equity 1,280 822 (2,082) Total firm net income $17,370 $18,976 $21,284 Firmwide results ($mm) Net income by lines of business ($mm) 1 See note 1 on slide 41 2 See note 4 on slide 41 32

A P P E N D I X – O T H E R Consumer & Community Banking1 1 See note 1 on slide 41 $mm 2010 2011 2012 Net interest income $33,414 $30,381 $29,150 Noninterest revenue 15,513 15,306 20,795 Revenue $48,927 $45,687 $49,945 Expense 23,706 27,544 28,790 Credit costs 17,489 7,620 3,774 Net income $4,578 $6,202 $10,611 Key drivers/statistics ($B) EOP Equity ($B) $43.0 $41.0 $43.0 ROE 11% 15% 25% Overhead ratio 48 60 58 Average loans ($B) $492.2 $447.2 $426.6 Aver e deposits ($B) 363.6 382.7 413.9 Number of branches 5,268 5,508 5,614 Number of ATMs 16,145 17,235 18,699 Active online customers (000's) 28,708 29,749 31,114 Active mobile customers (000's) 4,873 8,203 12,359 33

A P P E N D I X – O T H E R Consumer & Community Banking Consumer & Business Banking (“CBB”) 1 Includes checking accounts and Chase Liquid® cards beginning in the 2nd quarter of 2012 2 Per compete.com as of December 2012 3 Based on number of loans as of January 2013 $mm Leadership positions  #1 in customer satisfaction among large banks in ACSI survey  #1 ATM network  #2 in branches  #1 most visited banking portal – Chase.com2  #1 SBA lender3  Leading investment sales force with nearly 3,000 client advisors, $150B+ client investment assets and 1,218 Chase Private Client locations 2010 2011 2012 Net interest income $10,884 $10,808 $10,673 Noninterest revenue 6,852 7,210 6,539 Revenue $17,736 $18,018 $17,212 Expense 10,762 11,243 11,453 Credit costs 630 419 311 Net income $3,630 $3,796 $3,263 Key drivers/statistics ($B) Average total deposits $340.8 $360.7 $392.1 Deposit margin 3.00% 2.82% 2.57% Accounts1 (mm) 27.3 26.6 28.1 Business B nking loan originations $4.7 $5.8 $6.5 Business Ba king loan balances (Avg) 16.9 17.1 18.1 Investment s les 23.6 22.7 26.0 Client investment assets (EOP) 133.1 137.9 158.5 34

Consumer & Community Banking

Mortgage Banking

$mm	2010	2011	2012
Mortgage Production			
Production-related revenue, excl. repurchase losses	$4,309	$4,235	$6,570
Production expense	1,613	1,895	2,747
Income, excl. repurchase losses	$2,696	$2,340	$3,823
Repurchase losses	(2,912)	(1,347)	(272)
Income/(loss) before income tax expense/(benefit)	($216)	$993	$3,551
Mortgage Servicing			
Net servicing-related revenue	$2,624	$2,620	$2,957
Default servicing expense	1,747	3,814	3,707
Core servicing expense	837	1,031	1,033
Servicing expense	$2,584	$4,845	$4,740
Income/(loss), excl. MSR risk management	40	(2,225)	(1,783)
MSR risk management	1,151	(1,572)	616
Income/(loss) before income tax expense/(benefit)	$1,191	($3,797)	($1,167)
Real Estate Portfolios			
Revenue	$5,547	$4,592	$4,092
Expense	1,627	1,521	1,653
Net charge-offs	6,450	3,805	3,341
Change in allowance	1,781	(230)	(3,850)
Credit costs	8,231	3,575	(509)
Income/(loss) before income tax expense/(benefit)	($4,311)	($504)	$2,948
Mortgage Banking net income/(loss)	($1,924)	($2,138)	$3,341

Key drivers/statistics ($B)	2010	2011	2012
Mortgage loan originations	$155.6	$145.6	$180.8
Retail channel originations	68.8	87.2	101.4
3rd party mtg loans svc'd (EOP)	967.5	902.2	859.4
EOP NCI owned portfolio[1]	150.3	132.5	117.6
ALL/EOP loans[1,2]	6.47%	6.58%	4.14%
Net charge-off rate[1,2]	3.98	2.70	2.68

[1] Real Estate Portfolios only
[2] Excludes the impact of purchased credit-impaired loans acquired as part of the WaMu transaction
[3] Based on Inside Mortgage Finance

Leadership positions

- #2 mortgage originator[3]
- #2 retail mortgage originator[3]
- #3 mortgage servicer[3]
- We are working to help homeowners and prevent foreclosures; offered over 1.4mm mortgage modifications and completed ~610K since 2009

APPENDIX – OTHER

35

JPMORGAN CHASE & CO.

Consumer & Community Banking

Card, Merchant Services & Auto

$mm	2010	2011	2012
Revenue	$20,472	$19,141	$18,770
Expense	7,178	8,045	8,216
Net charge-offs[1]	14,722	7,511	5,509
Change in allowance	(6,152)	(3,890)	(1,556)
Credit costs	$8,570	$3,621	$3,953
Net income	$2,872	$4,544	$4,007
Card Services – Key drivers/statistics ($B)			
Average loans	$144.4	$128.2	$125.5
Sales volume[2]	313.0	343.7	381.1
Net revenue rate	11.89%	12.35%	12.35%
Net charge-off rate[3]	9.72	5.40	3.94
30+ Day delinquency rate[3]	4.07	2.81	2.10
# of accounts with sales activity (mm)[2]	39.9	30.7	30.6
% of accounts acquired online[2]	15%	32%	51%
Merchant Services – Key drivers (B)			
Merchant processing volume	$469.3	$553.7	$655.2
# of total transactions	20.5	24.4	29.5
Auto – Key drivers ($B)			
Average loans	$47.6	$47.0	$48.4
Originations	23.0	21.0	23.4

[1] Net charge-offs and net charge-off rates for the year ended December 31, 2012, included $53mm of charge-offs related to regulatory guidance
[2] Excludes Commercial Card
[3] See note 5 on slide 41
[4] Based on disclosures by peers and internal estimates
[5] Based on Visa data as of December 31, 2012
[6] Based on Nilson report, 2011
[7] YTD as of November 30, 2012 data per Autocount

Leadership positions

- #1 credit card issuer in the U.S. based on loans outstanding[4]
- #1 Global Visa issuer based on consumer and business credit card sales volume[5]
- #1 U.S. co-brand credit card issuer[4]
- #2 wholly-owned merchant acquirer[6]
- #2 non-captive in new/used vehicles sold at franchised dealers[7]

APPENDIX – OTHER

36

JPMORGAN CHASE & CO.

APPENDIX – OTHER

Corporate & Investment Bank[1]

$mm	2010	2011	2012
Corporate & Investment Bank revenue	33,477	33,984	34,326
Investment banking fees	6,186	5,859	5,769
Treasury services	3,698	3,841	4,249
Lending[2]	811	1,054	1,331
Total Banking	**10,695**	**10,754**	**11,349**
Fixed income markets[3]	14,738	14,784	15,412
Equity markets	4,582	4,476	4,406
Securities services	3,683	3,861	4,000
Credit adjustments & Other[4]	(221)	109	(841)
Total Markets & Investor Services	**22,782**	**23,230**	**22,977**
Credit costs	(1,247)	(285)	(479)
Expense	22,869	21,979	21,850
Net income	$7,718	$7,993	$8,406
Key statistics ($B)			
EOP equity	$46.5	$47.0	$47.5
ROE[5]	17%	17%	18%
Overhead ratio	68	65	64
Comp/revenue[6]	37	34	33
EOP loans	$84	$114	$115
Client deposits & liability balances[7]	248.5	318.8	355.8
Assets under custody ($T)	16.1	16.9	18.8
ALL/EOP loans ex conduits and trade[8]	4.90%	3.06%	2.52%
Net charge-off/(recovery) rate	0.95	0.18	(0.26)
VaR ($mm)	$87	$76	$96

[1] See notes 1 and 6 on slide 41
[2] Lending revenue includes net interest income, fees, gains or losses on loan sale activity, gains or losses on securities received as part of a loan restructuring, and the risk management results related to the credit portfolio (excluding trade finance)
[3] Includes results of the synthetic credit portfolio that was transferred from the CIO effective July 2, 2012
[4] Primarily includes credit portfolio credit valuation adjustments ("CVA") net of associated hedging activities; DVA on structured notes and derivative liabilities; and nonperforming derivative receivable results effective in the first quarter of 2012 and thereafter. Included DVA on structured notes and derivative liabilities measured at fair value. DVA gains/(losses) were $(930) million, $1.4 billion and $509 million for the years ended December 31, 2012, 2011 and 2010, respectively
[5] Return on equity excluding DVA, a non-GAAP financial measure, was 19%, 15% and 16% for the years ended December 31, 2012, 2011 and 2010, respectively
[6] Compensation expense as a percentage of total net revenue excluding DVA, a non-GAAP financial measure, was 32%, 36% and 38% for the years ended December 31, 2012, 2011 and 2010, respectively. In addition, compensation expense as a percent of total net revenue for the year ended December 31, 2010, excluding both DVA and the payroll tax expense related to the U.K. Bank Payroll Tax on certain compensation awarded from December 9, 2009, to April 5, 2010, to relevant banking employees, which is a non-GAAP financial measure, was 36%
[7] Average client deposits and other third party liabilities pertain to the Treasury Services and Securities Services businesses, and include deposits, as well as deposits that are swept to on-balance sheet liabilities (e.g., commercial paper, federal funds purchased and securities loaned or sold under repurchase agreements) as part of client cash management programs
[8] ALL/EOP Loans as reported was 1.19%, 1.35%, and 2.40% for FY12, FY11, and FY10, respectively
[9] Represents FY2012 rank of JPM Fixed Income Markets revenue of 10 leading competitors (which have released FY2012 as of 2/20/13; HSBC TTM 3Q12 basis)

Leadership positions

Corporate & Investment Bank

- 47% international revenue for FY2012; FY2012 up 6% excl. DVA
- International deposits increased 29% from FY2010, driven by growth in Asia
- International loans up 50% since FY2010
- Gross CIB revenue from CB clients up 9% YoY
- Strategic Reengineering Program ~80% complete

Banking

- Widened the gap to #2 competitor YoY in Global IB fees per Dealogic
- TS firmwide revenue up 9% YoY
- #1 in combined Fedwire and CHIPS volume, Federal Reserve, 2002 – 2012
- Total international electronic funds transfer volume up 31% from FY2010

Markets & Investor Services

- #1 Fixed Income Markets revenue share of top 10 investment banks[9]
- International AUC up 33% from FY2010; 44% of FY2012 total AUC
- JPM ranks #1 for FY2012, FY2011, and FY2010 for both All-American Fixed Income Research and Equity Research

37

JPMORGAN CHASE & CO.

Commercial Banking[1]

$mm	2010	2011	2012
Revenue	$6,040	$6,418	$6,825
Middle Market	3,060	3,145	3,334
Corp. Client Banking	1,154	1,261	1,456
Comm. Term Lending	1,023	1,168	1,194
Real Estate	460	416	438
Other	343	428	403
Expense	2,199	2,278	2,389
Credit Costs	297	208	41
Net Income	$2,084	$2,367	$2,646
Key Statistics ($B)			
Avg Loans	$97.0	$104.2	$120.1
EOP Loans	98.9	112.0	128.2
Avg client deposits[2]	138.9	174.7	195.9
Investment banking revenue, gross[3] ($mm)	1,335	1,421	1,597
Allow. for loan losses	2.6	2.6	2.6
Nonaccrual loans	2.0	1.1	0.7
Net charge-off rate[4]	0.94%	0.18%	0.03%
ALL/loans[4]	2.61%	2.34%	2.06%
ROE[5]	26%	30%	28%
Overhead ratio	36%	35%	35%
EOP equity	$8.0	$8.0	$9.5

[1] See note 1 on slide 41
[2] Includes deposits, as well as deposits that are swept to on-balance sheet liabilities (e.g., commercial paper, federal funds purchased and securities loaned or sold under repurchase agreements) as part of client cash management programs
[3] Represents the total revenue related to investment banking products sold to CB clients
[4] Loans held-for-sale and loans at fair value were excluded when calculating the loan loss coverage ratio and net charge-off rate
[5] Calculated based on average equity
[6] Based on CB-equivalent segments or wholesale portfolios at BAC, CMA, FITB, PNC, STI, USB, WFC and KEY
[7] Thomson Reuters FY12
[8] FDIC 9/30/12

Leadership positions

- Lowest net charge-off ratio in peer group[6]
- #1 large middle market syndicated lender in the U.S.[7]
- #1 multifamily lender in the U.S.[8]

APPENDIX – OTHER

38

JPMORGAN CHASE & CO.

A P P E N D I X – O T H E R Asset Management1 1 See note 1 on slide 41 2 Calculated based on average equity 3 See note 7 on slide 41 4 Source: iMoneyNet, 2012 5 Source: Euromoney, 2012 6 Source: Institutional Investor, 2012 7 Source: Pensions & Investments, 2012 8 Source: Absolute Return, 2012 9 Source: Strategic Insight, 2012 10 Source: Thomson Reuters, 2012 11 Source: The Asset, 2012 $mm Leadership positions  #1 Institutional Money Market Fund Manager Worldwide4  #1 Ultra High Net Worth Private Bank Globally5  #1 Manager of the Year for Large Cap Growth & Infrastructure6  #1 U.S. Private Equity & Alpha Strategies Manager7  #2 Hedge Fund Manager8  #2 U.S. Total New Mutual Fund flows9  Top European Buyside Firm10  Best Asset Management Company for Asia, Hong Kong, and Japan11 2010 2011 2012 Revenue $8,984 $9,543 $9,946 Private Banking 4,860 5,116 5,426 Institutional 2,180 2,273 2,386 Retail 1,944 2,154 2,134 Credit costs $86 $67 $86 Expense 6,112 7,002 7,104 Net income $1,710 $1,592 $1,703 Key statistics ($B) EOP equity $6.5 $6.5 $7.0 ROE 2 26% 25% 24% Pretax margin3 31 26 28 Assets under management $1,298 $1,336 $1,426 Assets under supervision 1,840 1,921 2,095 Average loans 38.9 50.3 68.7 EOP loans 44.1 57.6 80.2 Average deposits 86.1 106.4 129.2 39

A P P E N D I X – O T H E R Corporate/Private Equity1 Net income ($mm) 2010 2011 2012 Private Equity $588 $391 $292 Treasury and CIO 3,576 1,349 (2,093) Other Corporate (2,884) (918) (281) Net Income $1,280 $822 ($2,082) 1 See note 1 on slide 41 40

Notes on non-GAAP financial measures 1. In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results and the results of the lines of business on a “managed” basis, which is a non-GAAP financial measure. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the business segments) on a fully taxable-equivalent (“FTE”) basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business. 2. Tangible common equity (“TCE”) represents common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. Return on tangible common equity measures the Firm’s earnings as a percentage of TCE. In management’s view, these measures are meaningful to the Firm, as well as analysts and investors, in assessing the Firm’s use of equity, and in facilitating comparisons with peers. 3. The Basel I Tier 1 common ratio is Tier 1 common capital divided by Basel I risk-weighted assets. Tier 1 common capital is defined as Tier 1 capital less elements of Tier 1 capital not in the form of common equity, such as perpetual preferred stock, noncontrolling interests in subsidiaries, and trust preferred capital debt securities. Tier 1 common capital, a non-GAAP financial measure, is used by banking regulators, investors and analysts to assess and compare the quality and composition of the Firm’s capital with the capital of other financial services companies. The Firm uses Tier 1 common capital along with other capital measures to assess and monitor its capital position. In December 2010, the Basel Committee finalized further revisions to the Basel Capital Accord, commonly referred to as “Basel III.” In June 2012, U.S. federal banking agencies published final rules on Basel 2.5 that went into effect on January 1, 2013, that provide for additional capital requirements for trading positions and securitizations. In June 2012, U.S. federal banking agencies also published a Notice of Proposed Rulemaking (the “NPR”) for implementing Basel III, in the United States. Basel III revised Basel II by, among other things, narrowing the definition of capital, and increasing capital requirements for specific exposures. Basel III also includes higher capital ratio requirements. The Firm’s estimate of its Tier 1 common ratio under Basel III is a non-GAAP financial measure and reflects the Firm’s current understanding of the Basel III rules based on information currently published by the Basel Committee and U.S. federal banking agencies and on the application of such rules to its businesses as currently conducted; it excludes the impact of any changes the Firm may make in the future to its businesses as a result of implementing the Basel III rules, possible enhancements to certain market risk models, and any further implementation guidance from the regulators. Management considers this estimate as a key measure to assess the Firm’s capital position in conjunction with its capital ratios under Basel I requirements, in order to enable management, bank regulators, investors and analysts to assess the Firm’s capital position and to compare the Firm’s capital under the Basel III capital standards with similar estimates provided by other financial services companies. 4. In addition to reviewing JPMorgan Chase's net interest income on a managed basis, management also reviews core net interest income to assess the performance of its core lending, investing (including asset/liability management) and deposit-raising activities, excluding the impact of Corporate & Investment Bank (“CIB”) market-based activities. The presentation includes information on managed core net interest income and core net interest margin. Each of these amounts is a non-GAAP financial measure due to the exclusion of CIB's market- based net interest income and the related assets. Management believes the exclusion of CIB's market-based activities provides investors and analysts a more meaningful measure by which to analyze non-market related business trends of the Firm and provides a comparable measure to other financial institutions primarily focused on core lending, investing and deposit-raising activities. Further, the impact of DVA is excluded from the calculation of return on Basel I risk-weighted assets, EPS growth, firmwide overhead ratio, and return on equity, which are non- GAAP financial measures used by management to assess the underlying performance of the business and for comparability with peers. 5. In Consumer & Community Banking, supplemental information is provided for Card Services, to provide more meaningful measures that enable comparability with prior periods. The net charge-off rate and 30+ day delinquency rate presented include loans held-for-sale. 6. CIB provides several non-GAAP financial measures which exclude the impact of DVA on: net revenue, net income, overhead ratio, compensation ratio and return on equity. These measures are used by management to assess the underlying performance of the business and for comparability with peers. The ratio for the allowance for loan losses to period-end loans is calculated excluding the impact of trade finance loans and consolidated Firm-administered multi-seller conduits, to provide a more meaningful assessment of CIB’s allowance coverage ratio. Additional notes on financial measures 7. Pretax margin represents income before income tax expense divided by total net revenue, which is, in management’s view, a comprehensive measure of pretax performance derived by measuring earnings after all costs are taken into consideration. It is, therefore, another basis that management uses to evaluate the performance of AM against the performance of their respective peers. Notes 41 F I R M O V E R V I E W

February 26, 2013 C O N S U M E R & C O M M U N I T Y B A N K I N G Gordon Smith, Chief Executive Officer Consumer & Community Banking

Chase Consumer & Community Banking is a consumer and small business franchise of unparalleled scope and quality – and would be nearly impossible to replicate

Strong financial returns	▪ Delivered returns at target levels, despite a challenging environment ▪ Three major growth opportunities – Chase Private Client, Business Banking, and New Branch Builds
Powerful customer franchise	▪ We have consumer relationships with almost half of U.S. households ▪ #1 in customer satisfaction[1], leading to cross-sell and relationship deepening
Firmwide capabilities to meet customer needs	▪ Chase Private Client access to J.P. Morgan Private Bank investments platform ▪ Business Banking access to Commercial Bank specialty lending and Treasury Services cash management
Attractive footprint	▪ #2 Branch and #1 ATM network ▪ Branch network heavily concentrated in the most attractive U.S. markets
Leading position in Digital Banking	▪ #1 online financial services destination, #1 rated mobile app ▪ The cost to serve fully digital customers is substantially lower
World-class payments franchise	▪ #1 in total U.S. credit, debit, prepaid combined payments volume, #1 global Visa issuer ▪ #2 wholly-owned merchant acquirer
National, scale lending businesses	▪ Mortgage: #2 in originations, #3 in servicing ▪ Auto: #3 Bank originator, #1 in super prime (FICO >740) originations ▪ Business Banking: #1 Small Business Administration lender[2]

Sources: American Customer Satisfaction Index; compete.com; Keynote Systems; Inside Mortgage Finance; Autocount Market Report; Small Business Administration; Nilson report; SNL Financial

[1] Among large banks

[2] Based on number of loans issued, per SBA data

CONSUMER & COMMUNITY BANKING

1

JPMORGAN CHASE & CO.

C O N S U M E R & C O M M U N I T Y B A N K I N G The underlying profitability of each of our businesses is strong Consumer & Community Banking (CCB) lines of business outlook 2012 2012 adjusted Targets Consumer & Business Banking (CBB) Net branch-build 106 106 100 +/- ROE1 36% 30% 30% + Mortgage Banking Net charge-off rate2 2.68% 2.10% 0.35% +/- ROE1,3 19% 22% 15% +/- Card Services Revenue margin 12.4% 12.4% 12.0-12.5% Net charge-off rate 3.9% 3.9% 4.0% +/- ROE1 25% 27% 23% +/- Auto & Student ROE1 20% 21% 18% +/- 1 Adjusted reflects 2012 net income divided by 2013 attributed common equity 2 2012 adjusted net charge-off rate reflects Real Estate Portfolios only, and excludes PCI loans and one-time adjustments related to the adoption of Chapter 7 Bankruptcy discharge regulatory guidance 3 Adjusted and target ROE excludes liquidating real estate portfolios. Adjusted 2012 ROE including liquidating real estate portfolios would have been 17% 4 Includes liquidating real estate portfolios We continue to deliver target returns, even through a challenging environment 2012 2012 adjusted Targets Consumer & Community Banking ROE1,4 25% 23% 20% + 2

CCB (excluding Mortgage) expense expected to modestly increase as we continue to grow the business, while Mortgage expense will decline through year-end 2014

	2012 expense	2014
CCB (excluding Mortgage)	$19.7B	■ ~3% expense growth in 2013 ■ ~2% expense growth in 2014 ■ 3-4K headcount reduction by year-end 2014
Mortgage Banking	$9.1B[1]	■ Full year expense down $3B vs. 2012 ■ 13-15K headcount reduction by year-end 2014

While we continue to control costs, we also continue to invest in the business to realize key opportunities

[1] Represents total 2012 MB expense, including Production, Servicing and REP. Includes $900mm expense for Foreclosure Related Matters, predominantly IFR settlement; also includes $2.8B of elevated (above normalized target) expense across Mortgage Banking

CONSUMER & COMMUNITY BANKING

3

JPMORGAN CHASE & CO.

The impact of most regulatory changes from Dodd-Frank, Durbin Amendment and the CARD Act are fully accounted for in our 2012 financials

	On-book regulatory reform yet to take effect	Already in 2012 financials
Consumer & Business Banking	▪ None	▪ Regulation E (implemented Jul. '10) and voluntary actions to reduce NSF/OD fees ▪ Net income impact of $700mm+/- (full run rate impact starting in 3Q10) ▪ Durbin Amendment (implemented Oct. '11) ▪ Net income impact of $600mm+/- (full run rate impact starting in 4Q11)
Mortgage Banking	▪ Qualified Mortgage / Ability to Repay	▪ Implemented DOJ servicing standards
Card, Merchant Services & Auto	▪ None	▪ CARD Act (implemented Feb. '10) ▪ Net income impact of $750mm+/- (full run rate impact starting in 4Q10) ▪ Includes impact to penalty pricing, limits on late fees, and changes to due date and payment allocation rules

CONSUMER & COMMUNITY BANKING

4

JPMORGAN CHASE & CO.

Chase has relationships with more U.S. households than any other financial services provider

Estimated penetration of U.S. households



Nearly 50% of U.S. households have a Chase relationship
Chase
~52mm
Bank of America
~48
Wells Fargo
~40
US Bank[1]
~17
Charles Schwab
~4

Sources: Bank of America's and US Bank's Goldman Sachs Financial Services Conference presentations (12/04/12), Wells Fargo's 2011 Annual Reports, Charles Schwab 2012 Summer Business update, Fidelity.com, American Express 2012 Semi-Annual Financial Community Meeting

U.S. households with $500K-$5mm in deposits and investments



Total = 12.5mm
Other 17%
Chase households 51%
In Chase footprint 32%

Source: Internal data

Implications

- Allows us to focus holistically on customer needs
- Provides deep insights into our customers
- Significant synergies: e.g., Card cross-sell to existing customers costs 25-50% less than to new customers

[1] Self-reported number of customers – by definition number of households must be equal to or lower than customer figure

CONSUMER & COMMUNITY BANKING

5

JPMORGAN CHASE & CO.

C O N S U M E R & C O M M U N I T Y B A N K I N G Jun '11 Oct '11 Feb '12 Jun '12 Oct '12 Consumer Banking Business Banking Card Mortgage Banking 57 53 38 35 11 19 33 48 Our focus on customer experience is driving improved customer retention #1 Customer Satisfaction: Large Banks – ACSI #1 Customer Satisfaction: Major Banks – Harris Source: Internal data, 2012 American Customer Satisfaction Index, 2012 Harris Poll 1 % promoters minus % detractors 2 Households that close all Chase relationships Net promoter score1 Household attrition2 by business line Business bank attrition Consumer bank attrition Card attrition 2010 2011 2012 6

C O N S U M E R & C O M M U N I T Y B A N K I N G Average balance per consumer checking account Products and services1 per Consumer Bank household Card spend per active account3 7.2 7.4 7.6 2010 2011 2012 Net new investments ($B) $10,550 $11,649 $12,828 2010 2011 2012 Source: Internal Chase data 1 Products and services counted in the Chase cross-sell definition include deposits (interest checking, money market, etc.), credit (mortgage loans, credit cards, etc.), investments, and services (online banking, mobile banking, etc.) 2 Previously disclosed 2010 cross-sell of 6.7 has been restated to include mobile banking and pre-authorized transfers 3 Reflects accounts that had sales activity during the year; excludes Commercial Card and Kohl’s +10% +10% 2 $3,657 $3,899 $4,276 2010 2011 2012 +7% +10% $2.8 $5.8 $11.1 2010 2011 2012 +107% +91% We are among the best at cross-selling, but we manage the business to deepen relationships 7

We have organized around three consumer segments to better serve our customers' needs…

Indexed variable contribution[1] per household


1x
~2x
~7x

	Segment I	Segment II	Segment III
Total investable assets[2]	<$25K	$25K-$500K	$500K+
	and	*or*	*or*
Income	<$75K	$75K-$150K	$150K+
# of CB[3] households	8.7mm	9.4mm	3.2mm
% of CB households with positive variable contribution[4]	82%	89%	92%
Goals	Expand access and enhance self-service	Drive relationship consolidation through integrated solutions	Deepen relationships and provide wealth management services

Example products


Chase Liquid
Chase Savings
Chase Checking & Savings
Chase Investments
CHASE PRIVATE CLIENT
Chase Slate
Chase Mortgage
Chase Freedom
Chase Mortgage
Chase Sapphire
Chase Mortgage

Source: Internal Chase data
Note: Variable contribution and household counts exclude Chase Private Client households
[1] Post-implementation of Durbin Amendment and Regulation E opt-in requirement
[2] All of a household's liquid investable assets, held across all financial relationships
[3] Consumer Bank
[4] Consumer Bank households that cover variable costs and contribute to fixed costs

CONSUMER & COMMUNITY BANKING

8

JPMORGAN CHASE & CO.

…and have similarly segmented our Business Banking clients

Indexed revenue to Chase per client



1x
~9x

	Small Business	Business Banking
Client revenue	<$0.5mm in annual company revenue	$0.5-20mm in annual company revenue
# of clients	1.7mm	570K
Total deposits ($B)	$11.0	$61.8
Total loans outstanding ($B)[1]	$25.3 (combined)	

- ~2,500 dedicated Relationship Managers in the market
- ~2,500 Small Business Specialists supporting client needs in branches today
- $3.3B annual revenue, ~20% of CBB

Source: Internal Chase data (analysis shows full year deposit and credit ADBs)
[1] Includes credit card

9

JPMorgan Chase & Co.

CONSUMER & COMMUNITY BANKING

We have an attractive footprint and leading market share in top markets

Chase branch footprint

Market[1] rank (by deposits and investments)	Market	Chase deposit share rank
1	New York, NY	1
2	Los Angeles, CA	3
3	San Francisco, CA	3
5	Chicago, IL	1
7	Miami, FL	3
9	Houston, TX	1
10	Dallas, TX	1
11	San Jose, CA	3
12	Seattle, WA	2
13	San Diego, CA	2
14	Phoenix, AZ	1
15	Bridgeport, CT	2
17	Detroit, MI	2
18	Denver, CO	4
20	Atlanta, GA	11
22	Portland, OR	3
23	Austin, TX	2
24	Tampa, FL	10
25	Riverside, CA	3
26	Sacramento, CA	3
27	Cleveland, OH	7
30	San Antonio, TX	5

Total Deposits and Investments ($T): 13.9

= Top 3 market share

Out of branch footprint

Market rank (by deposits and investments)	Market
4	Washington, DC
6	Boston, MA
8	Philadelphia, PA
16	Baltimore, MD
19	Minneapolis, MN
21	St. Louis, MO
28	Pittsburgh, PA
29	Hartford, CT

Total Deposits and Investments ($T): 3.8

- Highly attractive network
  - 26% higher wealth per capita[2]
  - 16% more people per branch[2]
  - 12% faster projected population growth[3]
- ~50% of all affluent households are within 2 miles of a Chase branch or ATM

Source: SNL Financial, Internal Chase data
[1] Market defined as Core Based Statistical Area
[2] Weighted by Chase branches on the Core Based Statistical Area-level and vs. the national average
[3] Weighted by Chase branches on the State-level and vs. the national average

10

CONSUMER & COMMUNITY BANKING

JPMORGAN CHASE & CO.

We are a leader in digital banking

Most-visited banking portal



mm unique visits
Chase.com 33.5
Bankofamerica.com 30.6
Wellsfargo.com 29.3
Capitalone.com 18.6
Citibank.com 15.4
Americanexpress.com 12.6
Discovercard.com 10.2

Source: December 2012 compete.com rankings

Award-winning mobile channel

"#1 Mobile bank" awarded by:

- Keynote Systems
- Forrester
- Celent
- Mobile Commerce Daily

Morgan Online



J.P.Morgan

Introducing Chase My New Home



$253,500

Lower cost per household



Traditional account
Fully digital account
~(70)%
~(30%)
Banking
Card

Source: Internal Chase data

Higher retention



Non-mobile
Mobile
33%
35%
Banking
Card

CONSUMER & COMMUNITY BANKING
11
JPMorgan Chase & Co.

CONSUMER & COMMUNITY BANKING

We have the largest consumer card and mobile payments business

Chase credit



Chase debit



Chase LiquidSM



Partner credit



Partner debit



2012 Chase QuickPay volumes


CHASE
QuickPay
+103%
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec

- Over 100mm open cards[1] across debit, credit and Chase LiquidSM
- $600B+ credit and debit spend, ~15% of total US credit and debit spend[2]
- $18B in Mobile payments[3]

Source: Internal Chase data, Nilson
[1] Includes private label cards
[2] Excludes WaMu card spend
[3] Includes QuickPay, Mobile Bill Pay and ePay

12

JPMORGAN CHASE & CO.

CONSUMER & COMMUNITY BANKING

We have a leading position in Auto lending

2012 Bank auto[1] lenders

Rank	Bank	Market share
1	Ally	8.4%
2	Wells Fargo	5.6%
3	Chase	5.5%
4	Capital One	4.3%
5	Bank of America	2.4%
6	Santander	1.7%

Chase's advantages

- Full credit spectrum underwriter
- Complementary dealer floorplan and commercial banking businesses
- Proprietary partnerships with strong manufacturers

mazda

SUBARU. Confidence in Motion

JAGUAR | LAND ROVER FINANCIAL GROUP*

Source: Autocount Market Report (New & Recent Used at Franchised Dealers and J.D. Power and Associates Power Information Network)

[1] Excludes captive lenders

* Jaguar, the Jaguar logo, and Jaguar Financial Group are trademarks of Jaguar and any use by JPMorgan Chase Bank, N.A. ("Chase") is under license. Land Rover, the Land Rover logo, and Land Rover Financial Group are trademarks of Land Rover and any use by Chase is under license. Retail / Loan and lease accounts are owned by Chase.

13

JPMORGAN CHASE & CO.

C O N S U M E R & C O M M U N I T Y B A N K I N G We have a strong management team with deep experience at JPMorgan Chase and in the industry  Ryan McInerney  CEO, Consumer Banking  7 years with JPMorgan Chase  Eileen Serra  CEO, Card Services  6 years with JPMorgan Chase  Kevin Watters  CEO, Mortgage Banking  14 years with JPMorgan Chase Today’s presenters 14

Agenda Page C O N S U M E R & C O M M U N I T Y B A N K I N G 15 Consumer & Business Banking 15 Mortgage Banking 36 Card Services 54 Wrap-up 71

Consumer & Business Banking includes three best-in-class businesses

Consumer & Business Banking

Consumer Banking	Chase Wealth Management	Business Banking
~21mm consumer households – 12mm online households – ~8mm mobile households, up 35% YoY $300B+ deposits #2 branch network #1 ATM network	1.7mm households $159B client investment assets 70% of client investment sales in managed money products 90% growth in net investment flows YoY	2.2mm businesses ~$75B deposits ~$19B in loans outstanding[1] # 1 Small Business Administration lender[2]

Source: Internal Chase data, Small Business Administration; SNL Financial
[1] Excludes small business credit card
[2] By number of loans

CONSUMER & BUSINESS BANKING

16

JPMORGAN CHASE & CO.

C O N S U M E R & B U S I N E S S B A N K I N G The underlying business drivers are strong Source: Internal Chase data 1 Households that close all Chase account relationships 2 Age as of 1/1/2013 3 Includes all CBB branch employees: Tellers (FTE), Personal Bankers, Branch management, SSAs, Business Bankers, and CWM Advisors 2011 2012 Δ Relationships Consumer household relationships (mm) 20.4 21.2 ↑4% Business client relationships (mm) 2.3 2.2 ↓0.1 Consumer households per branch ~3,700 ~3,775 ↑2% Consumer bank household attrition rate (annualized)1 14.3% 10.7% ↓360bps Business bank household attrition rate (annualized)1 24.5% 17.4% ↓710bps Distribution Branches 5,508 5,614 ↑2% ATMs 17,235 18,699 ↑8% Investments ($B) Investment sales 23 26 ↑15% Client investment assets (EOP) 138 159 ↑15% Average deposits ($B) Same-store – Branches >3 years old2 359.3 387.5 ↑8% New build – Branches <3 years old2 1.4 4.6 ↑228% Total 360.7 392.1 ↑9% Branch employees (K)3 Same-store 61.8 58.4 ↓5% New build 4.1 5.1 ↑23% Total 65.9 63.5 ↓4% 2011 2012 Δ Performance ($B) Revenue 18.0 17.2 ↓4% Net income 3.8 3.3 ↓14% ROE 40% 36% ↓400bps 17

C O N S U M E R & B U S I N E S S B A N K I N G We have made great strides in improving the customer experience 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% (36)% 55 60 65 70 75 80 +16 points Improved customer satisfaction1 Lower household attrition (annualized rate)2 Source: Internal Chase data Note: Consumer bank only 1 Top 2 box on a 10 point scale, overall satisfaction 2 Adjusted for incremental 25K households in October 2012 due to escheatment rule changes 18

CONSUMER & BUSINESS BANKING

Chase has been taking share from other large banks and regional competitors…

Change in consumer and business banking deposits 2011-2012[1]


11.3%
9.9%
8.6%
7.1%
6.7%
3.8%
2.2%
1.5%
(4.0)%
JPMC
JPMC (same-store)
USB
WFC
C
Community[2]
Regional[2]
Super Regional[2]
BAC
Gaining share
Market deposit growth = ~3.2%
Losing share

Source: FDIC 2012 Summary of Deposits (as of 6/30/2012)

[1] All branches with $1B+ in deposits excluded to adjust for commercial deposits and only capture consumer and small business deposits; includes all commercial banks, credit unions, savings banks, and savings institutions as defined by the FDIC

[2] Super Regionals defined as banks ranked 7-50 in retail deposits (minimum retail deposits in the group ~$10B) and PNC; Regionals defined as banks ranked 51-150 by retail deposits (minimum retail deposits in the group ~$2.9B); Community banks defined as all other institutions; Named competitors are excluded from the Super Regional bucket

19

JPMORGAN CHASE & CO.

…and we gained share in all of our top 25 markets, while maintaining price discipline

Chase deposit growth in our top 25 markets[1]



Chase deposit growth
Gaining share
Losing share
Market deposit growth
Rate paid on consumer deposits (bps)
35
24
2011
2012

Source: FDIC 2012 Summary of Deposits (as of 6/30/2012)
Note: Excludes branches with >$1B in deposits
[1] Market defined as Core Based Statistical Area

CONSUMER & BUSINESS BANKING
20
JPMORGAN CHASE & CO.

CONSUMER & BUSINESS BANKING

Branches are critical to serving all of our customers…

Consumers typically research online and finalize account opening in branch


Consumer channel preference for…
Other
Online[1]
Branch
Researching a product[2]
Opening a checking account[2]

% of Chase households that visited a branch[3] quarterly


Household segment
75%
74%
74%
75%
Segment I
Segment II
Segment III
Business Banking


Household age[4]
65%
73%
75%
78%
78%
77%
Under 25
25-34
35-44
45-54
55-64
65+

On average, consumer households visit a branch ~4 times per quarter

Source: Novantas U.S. Multi-Channel Survey (2012), Internal Chase data
[1] Includes mobile, tablet computers, and online chat
[2] How do you prefer to research bank products?; Which of the following situations best describes how you opened your primary checking account? (N = 3,316)
[3] All CBB households, defined by CRM code
[4] Age of oldest member of household

21

JPMORGAN CHASE & CO.

…and they deliver value across all of JPMorgan Chase's businesses

Consumer & Business Banking

#1 Small Business Administration lender[1]	#1 ATM network	#3 in deposit market share[2]	#2 in branches

Leveraging the retail branch platform

Mortgage Banking	Card Services	Commercial Banking	Asset Management
~50% of retail mortgages originated through branches In-footprint consumers 45+% more likely to consider[3] Chase for a Mortgage relationship	~50% of Chase branded cards sold through branches ~65% of Chase Paymentech new sales sourced from Business Banking In-footprint consumers 20+% more likely to consider[3] Chase for a Card relationship	~55% of Commercial Bank customers visit a branch each quarter 1mm branch transactions per month	~30% of Private Bank households visit a branch each quarter $67B AUM managed for Chase clients Single largest retail distributor – branches account for $38B or ~20% of J.P. Morgan Investment Management US Retail AUM

Source: Internal Chase data, Small Business Administration, SNL Financial, Millward-Brown brand tracker
[1] By number of loans
[2] FDIC data as of June 2012
[3] Top 2 box, among those aware

CONSUMER & BUSINESS BANKING

22

JPMORGAN CHASE & CO.

C O N S U M E R & B U S I N E S S B A N K I N G However, customer behavior is evolving and we are responding by managing our branches to best serve our customers going forward  Acquire attractive customers  Reduce costs  Enable self-service  Staff more efficiently  Deepen relationships  Evolve from service centers to sales and advice centers  Leverage existing branches and staff to pursue new initiatives, such as Chase Private Client  New builds  Higher value markets where we are underpenetrated  Out of footprint markets  Ensure access for all customer segments  Repositioning  Evaluate evolving real estate costs  Evaluate evolving local population growth and traffic patterns  Consolidations Network optimization Maximizing value per branch + 23

C O N S U M E R & B U S I N E S S B A N K I N G We actively manage our network to drive growth Network optimization For 2013-2014, we expect to add +/- 100 net branches annually (~+2% of our current network) 2010 2011 2012 Beginning branch count 5,154 5,268 5,508 Network management Total new branches opened 171 282 179 New builds 154 260 150 Relocations 17 22 29 Total branches closed (57) (42) (73) Net branches opened 114 240 106 Ending branch count 5,268 5,508 5,614 Source: Internal Chase data Network activity 24

C O N S U M E R & B U S I N E S S B A N K I N G 380 328 430 588 71 61 85 124 9 48 218 2009 2010 2011 2012 Same store Relocations New build 27% CAGR 30 30 29 24 1 6 1 7 17 2009 2010 2011 2012 Same store Relocations New build 16% CAGR Tampa market1 deposits ($mm) Our network repositioning is driving strong results in Tampa and many other markets Network optimization Deposits per branch: $15.0 $12.8 $15.2 $19.8 Source: SNL Financial, Marketrac 1 Market defined as Core Based Statistical Area  Business Banking deposits: CAGR of 57%  Consumer investments: CAGR of 57%  Cards sold in branches: CAGR of 30%  Mortgage origination share rank: from #8 in 2009 to #2 in 2012  Commercial: loans outstanding up $425mm+ Tampa market1 branches 25

C O N S U M E R & B U S I N E S S B A N K I N G We are seeing continuous improvement in new build performance New builds 0 2 4 6 8 10 12 14 1 4 7 10 13 16 19 22 Months since open 2012 2010 2011 Source: Internal Chase data  Lower costs  ~70% of new builds <4,000 square feet by 2014  100% of new builds equipped with self- service banking kiosks  Higher opportunity  ~80% of new builds will offer Chase Private Client services by 2014  More new builds staffed with Mortgage Bankers, Business Bankers, and CWM Advisors  Faster breakeven  6+ months faster breakeven Consumer and business deposits per branch ($mm) by vintage Evolving branch model 26

C O N S U M E R & B U S I N E S S B A N K I N G Year 10 Branch open Year 3 Year 20 Our consistent investments in building our network will drive future growth New builds 9 3 5 4 2 1 25 23 19 17 14 12 66 73 76 79 84 87 Chase Citibank US Bank PNC Wells Fargo Bank of America <3 years old 3-10 years old 10+ years old Source: Internal Chase data, SNL Financial Note: Excludes branches for which SNL lacks open date information Branch network age (%) Typical branch consumer household growth 27

CONSUMER & BUSINESS BANKING

Chase outpaces peers in acquiring and retaining customers

Acquire attractive customers

Chase share of primary bank relationships[1]


+9%
2009
2012

"Chase captured more new primary bank relationships than any other bank in the U.S. in 2012"

TNS

Average deposits[2] per new checking account


Consumer Banking
21% CAGR
2010
2011
2012
Business Banking
39% CAGR
2010
2011
2012

Source: TNS' multi-client Retail Banking Monitor; Internal Chase data

TNS survey question = "Most people have one bank they rely on more than any other. Which one of these banks do you consider to be your main or primary bank?"

[1] Share of entire US consumer base

[2] At month 2

28

JPMORGAN CHASE & CO.

CONSUMER & BUSINESS BANKING

We continue to reduce costs through technology and self-service

Reduce costs

Product		83% of Chase Liquid℠ customers receive digital statements	~40% lower variable expense vs. traditional checking
Mobile		~6% of consumer deposits made through QuickDeposit in 4Q12	Cost to process deposits ~95% lower than at teller
ATM		~43% of consumer deposits occur at ATMs	Cost to process deposits ~85% lower than at teller
Self-service banking kiosks		Self-service banking kiosks can perform ~90% of all teller transactions	~25% reduction in teller transactions in more than 130 branches to date
Branch design		~25% reduction in average new build size by 2014	Cost to build ~33% lower and cost to operate ~25% lower vs. 2012 new builds
Online		20% of active households are direct (online- and phone-only)	Cost to serve direct customers ~70% lower
Payments	CHASE QuickPay	~6.5B annual Chase QuickPay $ volume[1], ~22mm annual transactions[1]	Cost to process digital payments ~65% lower than physical checks

Source: Internal Chase data
[1] Run rate basis from December actuals

29

JPMORGAN CHASE & CO.

C O N S U M E R & B U S I N E S S B A N K I N G Source: Internal Chase data 1 Includes non-Chase ATMs. 2 Includes Tellers (FTE), Personal Bankers, Branch management, SSAs, Business Bankers, and CWM Advisors 3 New builds defined as all branches opened post 1/1/2010 We are reducing staff as customers adopt self-service Reduce costs ~20% same-store staffing decline by 2015 via attrition, while simultaneously growing the business 2011 2012 2013e 2014e 2015e Same-store New build Projections (13)% CBB branch staff 2011-2015e2 90% 85% 74% 62% 55% 51% 4Q07 4Q08 4Q09 4Q10 4Q11 4Q12 (39) pts % of consumer deposits through tellers1 3 30

CONSUMER & BUSINESS BANKING

In 2012, we have taken Chase Private Client from a concept to a successful working model

Deepen relationships

Branches offering Chase Private Client


1,218
+956
262
2011
2012

Chase Private Clients (K)


106
+84K
22
2011
2012

Net new deposits and investments ($B)


11
+$9B
2
2011
2012

New investment $ per branch ($mm)[1]


7.7
~3.5x
2.2
Pre-Chase Private Client
Post-Chase Private Client

2012

- Performance well above expectations in:
  - Deepening previously small relationships
  - Increasing investment penetration
- Leverages existing branches, bankers, advisors, and J.P. Morgan Private Bank investment platform – minimal incremental cost

2013

- By end of 2013, we will have about two thousand existing branches offering Chase Private Client
- Over 80% of Chase's Segment III clients will be within 5 miles of a branch offering Chase Private Client

Source: Internal Chase data

[1] Excludes Chase Private Client pilot branches

31

JPMorgan Chase & Co.

~56% of Chase Private Client net new funds come from customers previously holding under $100K in balances with Chase, including those new to the bank

Deepen relationships

Balance ($K) per household for those with <$100K in balances at Chase before joining Chase Private Client[1]



Deposits
Investments
Balances will continue to grow as these relationships mature
$330
~14X
$24
Pre-Chase Private Client
Post-Chase Private Client

Source: Internal Chase data
[1] Includes new to bank households

CONSUMER & BUSINESS BANKING
32
JPMORGAN CHASE & CO.

We continue to invest in bringing Chase Business Banking to expansion markets and our performance is on track to meet prior guidance

Deepen relationships

Business relationship managers per branch



Core markets[1]
Expansion markets[2]
2009
2012

Loan originations per branch



Core markets
Expansion markets
2009
2012
2014e

Loan balance per branch



Core markets
Expansion markets
2009
2012
2014e

Implications

- We have achieved our target staffing levels across our markets
- We will continue to see balance/revenue gains as newly deployed bankers in expansion markets mature and continue to build their books of business
- We are on track to realize the $1B Business Banking opportunity

Source: JPM Chase internal data

[1] Arizona, Colorado, Idaho, Utah, Kentucky, Illinois, Indiana, Michigan, Ohio, West Virginia, Wisconsin, Louisiana, Oklahoma, Texas, Connecticut, New Jersey, New York

[2] California, Florida, Georgia, Nevada, Oregon, Washington

CONSUMER & BUSINESS BANKING

33

JPMORGAN CHASE & CO.

We have a significant opportunity to further deepen personal relationships with Business Banking clients

Deepen relationships

Business clients…	…have sizable consumer relationships…	…but there is still opportunity to further deepen
Business Banking ~2.2 mm clients	Consumer Banking +$37B deposits	~20% of consumer clients are small business owners – we only bank 1/3 of them today
	Consumer Lending +$61B O/S	Small business owners are more likely to have a fuller range of personal lending needs
	Consumer Card +$3B O/S	~900K card-only business customers in Chase footprint – significant opportunity to improve cross-sell across platforms
	Wealth Management +$13B investments	~33%[1] of Chase Private Clients are also Chase Business Banking clients

Source: Internal Chase data

Note: Consumer Lending includes Home Equity Lending, Mortgages, Student Loans, and Auto Loans; Card Services includes small business cards and personal cards, excludes commercial and corporate cards

[1] CPC and Business client overlap as of Nov 2012, including primary and beneficiary CPC relationships.

CONSUMER & BUSINESS BANKING

34

JPMORGAN CHASE & CO.

CONSUMER & BUSINESS BANKING

We are well positioned to outperform

- Very strong momentum across all of our key business drivers
- Significantly improved customer experience helping us grow our customer base, deepen relationships with our clients, and win market share in all of our markets
- Thoughtful optimization of our branch network – new builds, relocations, and consolidations
- Disciplined cost management
  - Enabling self-service
  - ~20% reduction in same-store staff via attrition by 2015[1]
  - Smaller branch formats
- Chase Private Client and Business Banking are generating significant growth
- We expect to deliver 30%+ ROE, while growing the business

[1] Includes Tellers (FTE), Personal Bankers, Branch management, SSAs, Business Bankers, and CWM Advisors

35

JPMORGAN CHASE & CO.

Agenda Page C O N S U M E R & C O M M U N I T Y B A N K I N G 36 Mortgage Banking 36 Consumer & Business Banking 15 Card Services 54 Wrap-up 71

The Mortgage business is core to the Chase consumer franchise

Mortgage: a critical connection to our customers

- #2 in originations: $192 billion in 2012[1]
- #3 in servicing: 7.6 million customers in our servicing portfolio

Enormous competitive advantage on distribution and brand

- 4,700 Mortgage Bankers
- 5,600 bank branches
- Brand: strongest consideration among large bank peers[2]

Superior customer relationships, operations scale and capital strength

- Platform to build upon economies of scale
- Capital strength to grow servicing business
- Top ranked large bank in origination (#4) and servicer (#4) customer satisfaction by J.D. Power[3]

Source: Inside Mortgage Finance

1 Includes private bank and home equity originations

2 Source: Millward Brown, 3Q12 Mortgage Brand Tracker

3 J.D. Power and Associates industry-wide survey based on satisfaction index

MORTGAGE BANKING

37

JPMORGAN CHASE & CO.

M O R T G A G E B A N K I N G 2012 results demonstrate the strength of the Mortgage franchise P&L ($mm) 1 Production pretax includes repurchases 2010 2011 2012 Actuals Actuals Actuals Mortgage Production pretax 1 ($216) $993 $3,551 Mortgage Servicing pretax 1,191 (3,797) (1,167) Real Estate Portfolios pretax (4,311) (504) 2,948 Mortgage Banking net income ($1,924) ($2,138) $3,341 38

M O R T G A G E B A N K I N G 0 50 100 150 200 250 80% 100% 120% 140% Mar '90 Oct '95 Jun '01 Jan '07 Sep '12 Key indicators suggest the housing market has turned the corner Source: Bloomberg  Demand is strong  Supply is tight  Capacity to purchase has improved Commentary Source: Bloomberg Source: Bloomberg, Fed, BEA, JPMorgan 0 500 1,000 1,500 2,000 2,500 Mar '03 Aug '05 Jan '08 Jul '10 Dec '12 Source: Census Bureau Household formation (K) U.S. housing starts (K) Capacity to purchase homes Household debt to disposable income Home Affordability Index (300) 300 900 1,500 2,100 2,700 Jan '03 Jan '06 Jan '09 Jan '12 39

M O R T G A G E B A N K I N G 178 169 150 138 130 4Q11 1Q12 2Q12 3Q12 4Q12 233 223 212 205 191 167 165 157 139 121 4Q11 1Q12 2Q12 3Q12 4Q12 Judicial foreclosure Non-judicial foreclosure Modification inventory (in 000’s) Foreclosure inventory (in 000’s) Legacy servicing and owned portfolio issues are resolving 1 Judicial foreclosure is a foreclosure method by which the mortgaged property is sold through a court proceeding 1 (27)% (18)% (27)% 40

Doing our part – Our efforts to prevent foreclosures have yielded tremendous results

JPMorgan Chase owned mortgages (2009 to 2012[1])


Total = 640K homes
Performing / paid off
Modifications / short sales
Foreclosures / write-offs
Delinquent, not modified (90+ DPD)
28%
60%
9%
3%

[1] Excludes government insured loans, all statistics since 2009

Commentary

- For our owned mortgages, we have completed modifications/short sales for 28% of the portfolio, effectively forgiving over $10B of principal for more than 179,000 borrowers
- We have completed approximately 610,000 modifications to date across our owned and serviced portfolios
- Modifications have reduced borrowers payments by a current annual run rate of approximately $1.6B for our owned and serviced loans

MORTGAGE BANKING
41
JPMORGAN CHASE & CO.

M O R T G A G E B A N K I N G Non-credit-impaired (NCI, $mm) Credit Update – Real Estate Portfolios  Real Estate Portfolios reserves and net charge-offs generally declining at a consistent rate  Net charge-offs declining faster than delinquencies as HPI improves and loss severities decline  Total quarterly net charge-offs likely to be $550mm +/- 1 4Q12 adjusted net charge-offs exclude the effect of an $825mm Chapter 7 Bankruptcy discharge adjustment based on regulatory guidance  Reserve and purchase accounting mark cover remaining lifetime losses  Current reserve and mark reflect ~$34B of lifetime losses – ~$25B has been realized to date $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 $400 $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 $1,300 $1,400 NCOs 30-149 Delinquency Purchased credit-impaired (PCI) Net charge-offs1 vs. 30-149 delinquencies ($mm) $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $400 $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 $1,300 $1,400 NCOs Loan Loss Reserves Net charge-offs1 vs. loan loss reserve ($mm) NC O s NC O s L L R Delin q u enc y 42

M O R T G A G E B A N K I N G 2012 Target Total Mortgage Production Pretax income $3,551 $1,500 Mortgage Servicing Servicing operating pretax (1,783) 1,000 MSR risk management 616 - Pretax income ($1,167) $1,000 Real Estate Portfolios Total net revenue 4,092 2,400 Noninterest expense 1,653 950 Credit costs (509) 450 Pretax income $2,948 $1,000 Mortgage Banking pretax income $5,332 $3,500 Mortgage Banking net income $3,341 $2,100 Target earnings: Mortgage Banking can earn $2B ($mm) ■ Market volume $1.5T ■ Market share 15% ■ Pre-tax margin 65bps ■ Third party serviced UPB $1.0T ■ Target expense $325mm/qtr ■ Portfolio $125B ■ Credit costs 35bps 43

Servicing and default expense will normalize over time

Servicing and default expense[1] ($mm)



$725
$600
($175)
($100)
$325
4Q12
4Q13 e
Default volume
Efficiency
Target

[1] 4Q12 Servicing expense excludes Independent Foreclosure Review settlement of ~$700mm and IFR run rate of ~$150mm

Momentum toward normalizing expense (2+ years to achieve)

- Default volume continuing to decline naturally
- Pursuing delinquent loan sales to further reduce inventories
- IFR engagement ending
- Normalizing level of operating losses
- Realizing benefits of technology and control investments

MORTGAGE BANKING

44

JPMorgan Chase & Co.

M O R T G A G E B A N K I N G 2011 2012 2013 2014 2015 Actuals Actuals Estimate Estimate Estimate Target Ending loan balances ($B) $198 $177 $165 $155 $146 $125 Ongoing ($B) 36 36 43 47 52 Legacy ($B) 162 141 122 108 94 Revenue $4,592 $4,092 $3,500 $3,100 $2,900 $2,400 Net Charge-offs 3,805 3,341 2,200 1,800 1,000 450 Change in reserves (230) (3,850) Expense 1,521 1,653 1,500 1,300 1,200 950 Pretax income/(loss) ($504) $2,948 ($200) $0 $700 $1,000 Real Estate Portfolios update  Although NII will decline as portfolio runs down, expense and credit losses will also decline  Additional portfolio growth opportunity exists by retaining high quality agency conforming product Real Estate Portfolios1 – Simulated ending loan balance run-off and pretax income ($mm) 1 Assumes provision for credit losses equals net charge-offs; other reserve actions not simulated 45

MORTGAGE BANKING

We have powerful competitive advantages in mortgage originations

Customer focus	■ Up to #4 in 2012 Originations Satisfaction Survey[1] ■ Complaints down ~70% from March 2011 to December 2012

Distribution	■ 4,700 Mortgage Bankers serving 5,600 bank branches and call centers
	  ■ Branch traffic and marketing drives high sales force productivity
	  ■ Hiring Mortgage Bankers to deepen branch coverage
	■ Large, receptive customer base to cross-sell, including Chase Private Client
	■ #2 Correspondent franchise, growing share

Marketing	■ Strong refinance recapture of existing mortgage customers ■ Chase brand has highest consideration, intent to apply[2]
Technology	■ Chase *My New Home* mobile app publicly released with strong media support in 2013 ■ 2013-2014 implementation of origination platform currently used by originator with best-in-class customer satisfaction

[1] J.D. Power and Associates industry-wide survey based on satisfaction index
[2] Source: Millward Brown, Mortgage Brand Tracker, as of 3Q12

46

JPMORGAN CHASE & CO.

M O R T G A G E B A N K I N G J.D. Power Mortgage Servicer Survey – Satisfaction index Consistent focus on the customer experience is driving results 2011 Rank Change from 2011 2012 Rank J.D. Power Mortgage Origination Survey – Satisfaction index 696 723 758 761 776 784 791 817 670 720 770 820 Bank of America Citi Wells Fargo Industry Avg. Chase U.S. Bank BB&T Quicken Loans 2011 Rank Change from 2011 2012 Rank 1 2 3 11 1 2 7 4 - - (4) 7 707 707 725 738 752 758 779 803 670 720 770 820 Bank of America Citi Industry Avg. Wells Fargo Chase SunTrust Mortgage Regions Mortgage BB&T 12 12 - 15 12 4 3 1 1 4 10 5 2 6 4 - 2 4 1 16 14 2 5 3 2 1 14 11 3 3  #1 among large bank peers, for both origination and servicing rankings  Ranking up 8 pots since 2010 for Origination; up 9 spots for Servicing Commentary 47

M O R T G A G E B A N K I N G Out of Branch In BranchOut of footprint In footprint Blank slide Productive sales force with opportunity to deepen coverage  Chase sales force is located in 5,600-strong branch network, five call centers, and mortgage offices in out of branch footprint strategic markets  Chase increased size of Mortgage Banking sales force by 900 in 2012 2012 Chase mortgage banker productivity (applications per banker) +25% Source: Public documents Note: Chase includes branch, out of footprint, and call center mortgage bankers 1 EOP; Wells Fargo includes bank branches and mortgage stores 4,700 11,723 3,270 Mortgage Bankers Mortgage Bankers per branch¹ Chase Wells Fargo Bank of America 0.8 1.7 0.6 4Q12 mortgage bankers vs. branches 1 48

M O R T G A G E B A N K I N G Blank slide While cross-sell volumes to banking customers have increased, significant opportunity remains 1 Loans per branch 2 Households eligible for refinance at 3.5% into a product with offer rate 50 bps lower than the current loan mortgage rate and credit eligible defined as meets FICO and LTV requirements with no bankruptcy or foreclosure history; analysis excludes Home Equity households …and cross-sell of mortgages to them has grown rapidly1… 2010 2011 2012 Refinance Purchase With Checking Without Checking Direct mail response rate HHs wit ut checking HHs with Chase checking 26% CAGR >2x 5.4 1.2 4.2 Chase checking with any mortgage Chase checking with non-Chase mortgage Chase checking with Chase mortgage Opportunity to capture up to 4.2mm refi-eligible Chase checking households currently without Chase mortgage Chase checki HHs with a mortgage Non-Chase mortgage Chase mortgage …but we still have significant opportunity (Dec. 2012, mm households)2 Chase checking HHs are more likely to respond to our offers… 49

Similarly, the Chase Mortgage servicing portfolio represents an additional refinance opportunity

We have a significant refinance opportunity (Dec. 2012, $B)…



$1,000
400
350
$250
Total Chase servicing book[1]
Credit ineligible to refinance
No tangible benefit
Refinance opportunity

[1] Excludes Home Equity

…and we are strong at retaining our existing customers when they refinance

% of mortgage refis captured by same lender[2]



56%
57%
36%
26%
Chase
Wells Fargo
Citi
Bank of America

Recapture source: County courthouse recordings
Note: These recapture rates are limited to loans recorded at the county courthouse funded by specific lender brand (primarily direct originations, but also includes broker when applicable)
[2] In footprint and includes purchases captured by same lender

MORTGAGE BANKING

50

JPMORGAN CHASE & CO.

Chase's My New Home Mobile App develops customer relationships as they start their home purchase process

Chase My New Home Mobile App

- Critical to capture mortgage customers via mobile/internet
  - 90% of home buyers use the internet in their home search[1]
- Chase mobile app helps customers find and finance a home – the only app that brings both together

Chase My New Home impact on the brand and mortgage consideration


Pre-use
Post-use
62%
83%
56%
76%
57%
85%
59%
89%
Consider Chase for a mortgage
Outstanding customer service
Innovative products
Forward thinking technology

myNew Home[SM]


$248,000
$253,500
$239,000
$238,520
WELCOME

[1] 2012 Profile of Home Buyers and Sellers from the National Association of Realtors

MORTGAGE BANKING

51

JPMORGAN CHASE & CO.

Improving servicing profitability

Normalizing costs	■ Near term run rate savings from resolution of foreclosure-related matters and other operating losses ■ Longer term savings will come from decreasing inventories and technology and efficiency gains
Servicing strategies	■ Grow performing servicing portfolio to leverage economies of scale ■ Pursuing the sale (or subservicing) of high risk and non-performing segments ■ Continue to build off of #2 originations business
Controls	■ Implemented servicing standards required by the DOJ/AG settlement and Consent orders[1] ■ Marked improvements in audit and compliance reviews
Customer satisfaction[2]	■ Servicing customer satisfaction improved 10% points since mid-2011 to 73%

[1] Subject to regulatory reviews
[2] Internal Chase customer satisfaction rating

MORTGAGE BANKING
52
JPMORGAN CHASE & CO.

M O R T G A G E B A N K I N G We have a strong and improving franchise Mortgage Production Challenges to our business will continue, but the worst is behind us  Broad distribution  Brand  Unique opportunity to enhance customer experience through technology Mortgage Servicing  Sourced by #2 share originations business  Platform to build upon economies of scale  Capital strength to grow servicing business Real Estate Portfolios  Capital strength to grow high quality loan portfolio  Robust deposit growth efficiently funds loan portfolio 53

Agenda Page C O N S U M E R & C O M M U N I T Y B A N K I N G 54 Card Services 54 Consumer & Business Banking 15 Mortgage Banking 36 Wrap-up 71

C A R D S E R V I C E S Chase Card Services: a leading credit card franchise Source: Internal Chase data 1 Excludes Commercial Card 2 Includes Loans held for sale 3 Mass Affluent includes WaMu (except for sub-prime portion) 4 Excluding the impact of loan loss reserve release, Card Services ROE would have been 11% and 19% in 2011 and 2012, respectively. Assumes tax rate of 38% 2011 2012 Current Targets Revised Targets Performance ($B) Revenue $15.8 $15.5 Expense 6.5 6.6 Net Charge-offs 6.9 4.9 Pretax Pre-LLR 2.4 4.0 Key drivers – Card Services ($B) Average loans outstanding1 $127 $124 EOP loans outstanding1 131 127 Sales volume1 344 381 Net charge-off rate2 5.40% 3.94% 4.5%+/- 4.0%+/- Segment results Affluent and High Net Worth Revenue Margin 11.1% 11.3% 11- 13% ROE 16% 22% > 20% Mass Affluent3 Revenue Margin 11.7% 11.9% 10 – 12% ROE 12% 21% 15 – 18% Small Business Revenue Margin 14.2% 14.0% 13 – 15% ROE 13% 35% > 20% Overall Card Services Results Revenue Margin 12.35% 12.35% 12.0 – 12.5% ROE4 30% 25% 20%+/- 23%+/- Key metrics and performance targets 55

C A R D S E R V I C E S 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% Δ in sales share, 1Q10 - 4Q12 Chase1 AXP – US Card3 +2.10% +1.26% Discover COF ex HSBC2 (0.89)% +0.91% 2012 sales volumes $372B $462B $105B $127B Source: Earnings releases; internal Chase data; internal Chase estimates 1 Chase sales data excludes Commercial Card, WaMu, Kohl’s, cash advances, balance transfers 2 COF excludes Kohl’s 3 AXP – US Card includes cash advances, excludes Commercial Card, Global Network Services (GNS) volumes Chase growth since 1Q10 resulted in industry-leading gains in sales share YoY sales growth 56

C A R D S E R V I C E S Source: Earnings releases, internal Chase estimates, unless otherwise noted 1 Excludes Private Label, Commercial Card, Amex Charge Card, Citi Retail Cards, WaMu; GPCC Outstandings = General Purpose Credit Card Outstandings 2 Excludes WaMu 3 Cap One includes HSBC, Kohl’s and Sony acquisitions. Cap One acquired HSBC in 2Q12 4 Other includes WFC, US Bank, USAA, WaMu and other smaller issuers Industry outstandings have stabilized after several years of sharp declines. We have maintained our relative position 18.2% 17.9% 19.4% 16.4% 12.3% 11.3% 8.4% 10.6% 8.1% 8.7% 7.1% 7.7% 26.4% 27.4% 4Q10 4Q12 100% = $639 B 100% = $645 B Chase2 Bank of America American Express Discover Other4 Citi Capital One3 Card – domestic GPCC (excluding private label) outstandings¹ (in $B) 57

C A R D S E R V I C E S Source: Internal Chase estimates 1 Run-off balances include certain legacy WaMu loans and terminated partner portfolios (e.g., Kohl’s). Run-off balances have been adjusted since 2009 to include additional terminated portfolios 2 Presented on a managed basis (18.5%) (18.7%) (20.4%) (19.4%) $124 $112 $116 $116 $39 $26 $15 $11 2009 2010 2011 2012 2 In 2013, we expect modest single digit growth in outstandings $93 $85 $89 $89 $70 $53 $42 $38 2009 2010 2011 20122 $131 $138 $163 $127 Products  Reinforce product benefits to stimulate engagement and increase wallet share  Ensure customers are in the right products Channels  Expand customer engagement in digital channels  Optimize channel mix for acquisition and servicing  Continue to leverage branch network for cross-selling Customer experience  Optimize underwriting within risk appetite  Optimize line management  Roll out new retention initiatives Run-off1 Core Rewards Non-rewards Consumer and Small Business Card O/S ($B) Growth initiatives $131 $138 $163 $127 58

C A R D S E R V I C E S Post-recession, our portfolio has maintained high credit quality Consumer and Small Business Card net charge-off and delinquency rate trends Source: Internal Chase data. Note: Presented on a managed basis 0.00% 0.40% 0.80% 1.20% 1.60% Delinquency $ roll-rate from current to bucket 2 (0-60 days past due) Delinquency $ roll-rate from current to charge-off (0-180 days past due) 0.00% 0.40% 0.80% 1.20% 0% 2% 4% 6% 8% 10% 12% 2008 2009 2010 2011 2012 NCO rate 30+ day delinquency rate 30-89 day delinquency rate 59

C A R D S E R V I C E S Our customer-centric strategy has focused on customer engagement, and has generated strong results Strategic priority Outcomes  Offer best-in-class Chase-branded products and leading portfolio of partner products  Launched Sapphire, Sapphire Preferred, Freedom and Ink  Built strong partnerships with United, Southwest, Marriott, and Amazon  Signed Ritz Carlton and Fairmont Hotels  Improve customer experience  Enhanced platforms and capabilities for customers and merchants  Restructured call centers  Focused on knowledgeable and relationship-focused product specialists  Improved cardholder retention  Strengthen brand  Invested in marketing to drive awareness, consideration, and usage  Optimize investments to drive greater efficiencies  Improved marketing efficiency by leveraging digital channels  Managed operating expense closely 60

Our Chase-branded rewards cards offer best-in-class value propositions and effectively target affluent consumers and small businesses

Focus on customer engagement

Chase-branded products: 2011 vs. 2012

	Sales growth	Revenue growth
CHASE SAPPHIRE D. BARRETT	↑22.5%	↑12.4%
CHASE freedom	↑20.7%	↑20.9%
CHASE ink. 4417 1234 5678 9112 00/00 D. BARRETT BARRETT GROUP	↑21.3%	↑5.0%

Source: Internal Chase data

CARD SERVICES
61
JPMORGAN CHASE & CO.

Our co-brand partners provide unique access to affluent markets and customers

Focus on customer engagement

Partner products key metrics: 2011 vs. 2012

	Sales growth	Revenue growth
All partners (including airlines and hotels)[1] Examples: amazon.com, Disney	↑12.6%	↑10.1%
Airline and hotel partners only[2] Examples: British Airways, Hyatt, Fairmont Hotels & Resorts, Marriott, Priority Club Rewards, The Ritz-Carlton, United, Southwest	↑14.1%	↑15.4%

Source: Internal Chase data
[1] Excludes terminated portfolios
[2] Includes Amtrak

CARD SERVICES
62
JPMorgan Chase & Co.

C A R D S E R V I C E S Among affluent consumers, Chase has strong brand consideration and has outperformed the market on growth of outstandings and sales 2012 sales growth 15% 9% 8% 0% 2% 4% 6% 8% 10% 12% 14% 16% Chase Affluent AXP US Card Industry Average Sources: Brand Tracker Q4 2012; Federal Reserve Board revolving credit data; internal estimates; Visa and MasterCard data; American Express financial community meeting, February 6, 2013 1 For affluent consumers (HHI $125K+ and/or investable assets of $250K+) 2 3Q12 trailing 12 months; average cardholder spend is defined as spend per open account 3 Excludes Private Label Annual average cardholder spend2 2012 outstandings growth 5% 4% 1% 0% 1% 2% 3% 4% 5% 6% Chase Affluent AXP US Card Industry Average $15,550 $14,897 $11,213 $3,732 $3,051 AXP - Proprietary cards Chase Affluent AXP - Total Visa Mastercard 3 3 51 41 33 31 25 Brand consideration for affluent consumers1 Chase AXP Citi Discover Capital One 63

C A R D S E R V I C E S Service model improvements have strengthened the customer experience and improved retention Improve the customer experience Manager escalations ↓51% Dissatisfaction ↓29% Inbound service Net Promoter Score ↑20% Call transfers ↓28% Source: Internal Chase data, for the period from January – December 2012 1 Based on open accounts for Chase excluding WaMu, Commercial Card and International Retention is up 6 percentage points from 2010 to 20121 64

C A R D S E R V I C E S We continue to find strong opportunities to grow through targeted acquisition of new customers Strengthen the brand Existing customers Media Acquisitions 2010 2011 2012 Business Mass Affluent Affluent/ HNW Source: Internal Chase data Note: All charts include partner cards and exclude Commercial cards Distribution of acquisition spend for U.S. cards, 2010-2012 Distribution of marketing spend for U.S. cards, 2012 To guide acquisition spend, we use a rigorous approach and clear criteria to ensure each marketing investment meets NPV, payback and ROE hurdles 65

C A R D S E R V I C E S Our recent marketing investments have generated more engaged accounts Optimize investments to drive greater efficiencies 2010 2012 +62% 2010 2012 +46% Source: Internal Chase data 1 Data as of month 3 for accounts booked from Jan to Sep. Excludes international and Kohl’s 2 Debit active rate is accounts with spend activity as a % of total new accounts Outstandings 2010 vs. 2012 vintages1 Sales 2010 vs. 2012 vintages1 Debit active rate2 2010 vs. 2012 vintages1 Sales per new account 2010 vs. 2012 vintages1 2010 2012 +56% 2010 2012 +20% 66

C A R D S E R V I C E S We adjusted acquisitions towards digital channels based on customer behavior Optimize investments to drive greater efficiencies Source: Internal Chase data Note: Numbers may not add to 100% due to rounding 1 Excludes terminated partners 2 Other includes primarily instant credit 2011 2012 New account acquisition expense1 Change +5% +6% +20% (30)% Other2 Branch Online Direct Mail 2011 2012 Accounts1 opened (partner and branded) Other2 Branch Online Direct Mail Change 0% (2)% +13% (12)%  In 2012, we opened 6.61 million new accounts  We invested 16% less on new account acquisitions than in 2011  These accounts generated 8% more in first year sales than accounts acquired in 2011 40% 52% 2% 6% 60% 22% 8% 11% 41% 23% 19% 18% 54% 11% 17% 18% (10)% (16)% 67

C A R D S E R V I C E S Source: Earnings releases; internal Chase data. 1Amex’s estimated rewards expense is removed from expense and netted against revenue, consistent with the industry practice 2 Excludes Commercial Card Operating expense and total expense are projected to decline in 2013 while marketing is projected to increase modestly 0.80 1.00 1.20 1.40 1.60 1.80 2.00 2009 2010 2011 2012 2013 Total Expenses Marketing Opex Consumer and Small Business Card expense (indexed to 2009) 40% 41% 41% 51% 54% Discover Citi NA Card Chase Cap One Card Amex US Card 2012 overhead ratio1 (total expense/ revenue) vs. competitors 1 68

Our full ownership of Paymentech, a highly-scaled, leading acquiring business, enables us to meaningfully influence the payments value chain

#2 wholly-owned merchant acquirer



Minority owned[3]
Majority owned[2]
Owned[1]
First Data
Chase Paymentech
Vantiv
Elavon
Global Payments
Heartland Payment Systems
TSYS Merchant Solutions

	First Data	Chase Paymentech	Vantiv	Elavon	Global Payments	Heartland Payment Systems	TSYS Merchant Solutions
Majority owner	First Data	Chase	Vantiv	USB	Global Payments	Heartland	TSYS
Other Partners/ stakeholders	Multiple	N/A	FITB/Pvt. Equity	N/A	N/A	N/A	N/A

Source: Chase analysis of 2011 bankcard volumes as published by The Nilson Report
[1] Includes owned and managed business distinct from alliances/joint ventures
[2] Includes BAMS, Citi Merchant Services, SunTrust Merchant Services and Sovereign Merchant Services
[3] Includes Wells Fargo Merchant Services and PNC Merchant Services

CARD SERVICES

69

JPMORGAN CHASE & CO.

C A R D S E R V I C E S Today we are announcing Chase Merchant Services – a new payments partnership with Visa that will be in market by year end  A customized processing and end-to-end payments platform, leveraging an expanded, 10-year strategic partnership with Visa  Provides merchants with an additional option for consumer payments  Chase Visa Cards continue to benefit from Visa’s U.S. and international acceptance network  Enables Chase to build direct relationships with merchants  Flexibility to negotiate pricing  Ability to streamline operating standards  Opportunity to work directly with merchants on differentiated issuing and acquiring solutions  In the future, Chase cardholders will receive enhanced benefits at Chase Merchant Services merchants, e.g.,:  Targeted, data driven offers  Discounts at point of sale  Expanded pay-with-points capabilities Chase is uniquely positioned to pursue this opportunity Chase Merchant Services 70

Agenda Page C O N S U M E R & C O M M U N I T Y B A N K I N G 71 Wrap-up 71 Consumer & Business Banking 15 Mortgage Banking 36 Card Services 54

Chase Consumer & Community Banking is a consumer and small business franchise of unparalleled scope and quality – and would be nearly impossible to replicate

Strong financial returns	▪ Delivered returns at target levels, despite a challenging environment ▪ Three major growth opportunities – Chase Private Client, Business Banking, and New Branch Builds
Powerful customer franchise	▪ We have consumer relationships with almost half of U.S. households ▪ #1 in customer satisfaction[1], leading to cross-sell and relationship deepening
Firmwide capabilities to meet customer needs	▪ Chase Private Client access to J.P. Morgan Private Bank investments platform ▪ Business Banking access to Commercial Bank specialty lending and Treasury Services cash management
Attractive footprint	▪ #2 Branch and #1 ATM network ▪ Branch network heavily concentrated in the most attractive U.S. markets
Leading position in Digital Banking	▪ #1 online financial services destination, #1 rated mobile app ▪ The cost to serve fully digital customers is substantially lower
World-class payments franchise	▪ #1 in total U.S. credit, debit, prepaid combined payments volume, #1 global Visa issuer ▪ #2 wholly-owned merchant acquirer
National, scale lending businesses	▪ Mortgage: #2 in originations, #3 in servicing ▪ Auto: #3 Bank originator, #1 in super prime (FICO >740) originations ▪ Business Banking: #1 Small Business Administration lender[2]

Sources: American Customer Satisfaction Index; compete.com; Keynote Systems; Inside Mortgage Finance; Autocount Market Report; Small Business Administration; Nilson report; SNL Financial

[1] Among large banks

[2] Based on number of loans issued, per SBA data

WRAP-UP

72

JPMORGAN CHASE & CO.

C O M M E R C I A L B A N K I N G Doug Petno, Chief Executive Officer Commercial Banking February 26, 2013

Commercial Banking

Investment highlights

Excellent client-facing franchises

- ~ 23,000 corporate, state, municipal, financial institution and non-profit clients, and ~ 36,000 real estate clients, owners and investors
- Bankers, underwriters and service teams in 125 locations across 29 states, D.C. and 13 major international cities delivering global capabilities locally
- Full service client-driven model delivers unique solutions and global connectivity to our clients

Competitive advantages

- Carefully selected clients
- Local knowledge and delivery, global reach
- Broad range of solutions
- Supported by the entire JPMorgan Chase platform
- Seasoned and focused team

Strong returns and growth opportunities

- Consistent, repeated strong financial performance
  - Steady growth – 10% revenue and 17% net income CAGR since 2006
  - Strong returns – ROE of 20% +/- through-the-cycle
  - Risk discipline – NCOs below 50bps through-the-cycle
- Steadily investing in the business with long term view
- Tremendous opportunity in high potential markets

Industry leading capabilities and track record

COMMERCIAL BANKING

1

JPMORGAN CHASE & CO.

Agenda Page 2 Franchise strength 2 Business performance 5 Growth opportunities 13 C O M M E R C I A L B A N K I N G

Our client franchise

Commercial Banking

Commercial & Industrial	**Commercial Real Estate**
~23,000 clients; ~36,000 prospects	*~36,000 real estate clients, owners & investors*
72% of CB revenue; 57% of CB loans	*28% of CB revenue; 43% of CB loans*

Bankers, underwriters and service teams in 125 locations across 29 states, D.C. and 13 major international cities delivering global capabilities locally

Middle Market Banking
- ✓ Long standing client relationships, including ~6,000 government, non-profit, healthcare and educational institutions
- ✓ Local delivery approach, with close ties to communities served nationwide
- ✓ Recognized with 2012 Greenwich Awards for excellence in TS product capabilities and customer service, international service, and online services
- ✓ #1 large middle market syndicated lender[1]

Corporate Client Banking
- ✓ ~1,300 larger corporate clients served nationally through geographic and industry-focused banking teams
- ✓ Nearly doubled loan portfolio since 2010
- ✓ More than doubled gross investment banking revenue since 2006

Commercial Term Lending
- ✓ #1 U.S. multifamily lender since 2008[2]
- ✓ Serving 15 major markets nationwide
- ✓ Consistently delivering straightforward financing solutions – cheaper and faster than the competition

Community Development Banking
- ✓ Provided nearly $900mm in new loans in 2012, supporting ~9,500 affordable housing units in the U.S.
- ✓ Major New Markets Tax Credits investor in underserved communities

Real Estate Banking
- ✓ Full service banking platform focused on top-tier real estate companies
- ✓ National focus

■ Uses Chase brand ■ Uses J.P. Morgan brand

Note: Client count and financial data as of year-end 2012

[1] Thomson Reuters FY2012
[2] FDIC 2008-YTD 3Q12

FRANCHISE STRENGTH
3
JPMORGAN CHASE & CO.

Commercial Banking touches every part of JPMorgan Chase

Key referral source for private equity investments by One Equity Partners

Joint coverage of ~2,400 CB clients and prospects

$1.6B gross revenue in 2012

In 2012 CB clients accounted for:[2]
31% of NA total IB fees
32% of NA M&A fees
34% of NA Equity UW fees

Joint coverage of foreign multinational clients

Leveraging CIB's presence in 59 countries

Over 80% of CB clients use Treasury Services products

Leveraging cash management and trade finance platform in CB international expansion

$2.4B in Treasury Services revenue in 2012

Robust referral source for Private Banking and Investment Management


One Equity Partners
Corporate
Investment Bank
Consumer Banking
Global Corporate Bank
Corporate & Investment Bank
Chase Commercial Banking
Consumer & Community Banking
Business Banking
Treasury Services
Asset Management
Card Services
Private Bank
Investment Management

Branch footprint is foundation for Middle Market clients; nearly 12mm transactions annually[1]

~55% of total CB clients use branches to transact business

Referral source for Chase at Work employee banking

Referrals from Business Banking to CB

Over $180mm in Global Commercial Card revenue in 2012

CB clients accounting for 47% of total Global Commercial Card clients, driving nearly $17B in Card spend in 2012

$200mm in Paymentech revenue in 2012

$415mm in Investment Management revenue from CB clients

Over $110B in AUM from CB clients

[1] Annualized based on September – November 2012 transaction data
[2] Calculated based on gross domestic IB revenue for SLF, M&A, Equity Underwriting and Bond Underwriting

FRANCHISE STRENGTH
4
JPMORGAN CHASE & CO.

Agenda Page 5 Business performance 5 Franchise strength 2 Growth opportunities 13 C O M M E R C I A L B A N K I N G

2012: another record year

We continue to focus on executing our strategy

(Circled = Record)

		2006	2012	2006-2012 CAGR
Expanded our market presence	Number of top-50 MSAs covered[1]	27	42	
	Number of international cities with CB presence	6	13	
	Number of international clients (U.S. parents)	890	2,482	19%
Invested in people	Total headcount[2]	4,459	6,120	5%
	Revenue/banker[3] ($mm)	$3.5	$5.5	8
Served our customers	Average number of products per client[4]	7.0[5]	9.1	
	Non-interest revenue/total revenue[6]	28%	40%	
	Investment banking revenue, gross[7] ($B)	$0.7	$1.6 (Record)	14%
Maintained risk and expense discipline	Nonperforming loans[8]	0.23%	0.52%	
	Net charge-offs	0.05%	0.03%	
	Overhead ratio	52%	35%	
	Non-interest expense ($B)	$2.0	$2.4	3%
Delivered record results	Total loan balances[9] ($B)	$53.6	128.2 (Record)	16%
	Total client deposits[10] ($B)	73.6	195.9 (Record)	18
	Revenue ($B)	3.8	6.8 (Record)	10
	Pre-provision pretax income ($B)	1.8	4.4 (Record)	16
	Net income ($B)	1.0	2.6 (Record)	17
	ROE	**18%**	**28%**	

[1] Denotes Middle Market Banking presence
[2] Includes internal transfers, including transfer of Treasury Services Sales team from CIB into CB in 3Q12
[3] Based on total number of revenue producing employees
[4] Based on actively pursued client relationships; excludes CTL
[5] Reflects average number of products per client as of 2007
[6] CB revenue excludes CTL for this purpose
[7] Represents the total revenue related to investment banking products sold to CB clients
[8] 2006 NPLs based on period-average loan balances; 2012 NPLs based on end-of-period loan balances
[9] 2006 loan balances are period-average; 2012 loan balances are end-of-period
[10] Client deposits are period-average

6

JPMORGAN CHASE & CO.

BUSINESS PERFORMANCE

Historical performance ($B) Proven business model CB has delivered strong financial results and consistent growth Overhead ratio Revenue/banker ($mm) ROE 36% 38% 52% 48% 41% 35% 35% $5.3 $6.1 $3.5 $4.0 $4.2 $5.4 $5.5 Total revenue Noninterest expense Net income $3.8 $4.1 $4.8 $5.7 $6.0 $6.4 $6.8 $2.0 $2.0 $1.9 $2.2 $2.2 $2.3 $2.4 $1.0 $1.1 $1.4 $1.3 $2.1 $2.4 $2.6 2006 2007 2008 2009 2010 2011 2012 17% 20% 16% 26% 30% 28% 18%  Deep customer relationships and broad product base provide resilient revenue  Consistent organic growth in a volatile market environment  M&A not a key growth driver  Invest for long-term results  Increase banker productivity  Focus on asset and customer quality versus near-term growth  Continuous expense discipline  Excellent returns despite low deposit spreads and low utilization  Strong margins, even with substantial investments  Value of investments not fully realized Exceptional returns Long-term orientation Steady performance CTL acquired with WaMu 1 Source: U.S. Bureau of Economic Analysis, as of February 20, 2013 1.9% (0.3)% (3.1)% 2.4% 1.8% 2.2% 2.7% Real GDP growth1 10% Total revenue CAGR 17% Net income CAGR Noninterest expense CAGR 3% 7 B U S I N E S S P E R F O R M A N C E

Diversified revenues

Growth across all business segments and products

Revenue by segment ($B)



MM
REB
CCB
Other[1]
CTL
6%
$6.4
$6.8
7%
6%
18%
20%
49%
6%
6%
17%
21%
49%
2011
2012

Revenue by product ($B)



Lending
Investment Banking[2]
Treasury Services
Other[3]
6%
$6.4
$6.8
8%
35%
54%
8%
36%
54%
2011
2012

Revenue mix ($B)



NII
NIR
6%
$6.4
$6.8
34%
66%
33%
67%
2011
2012

2012 key highlights

- ✓ **Middle Market Banking**
  Double digit growth in both loans and deposits; ~950 new clients added; expansion markets contributing 49% of revenue growth
- ✓ **Corporate Client Banking**
  15% increase in revenue; record performance across all products
- ✓ **Commercial Term Lending**
  Record originations – 73% increase in 2012; improvement in credit quality
- ✓ **Real Estate Banking**
  Record originations – 19% increase in 2012; double digit deposit growth
- ✓ **Asset-Based Lending & Chase Equipment Finance**
  25% and 18% increase in loans respectively
- ✓ **Treasury Services**
  7% revenue growth driven by liquidity products
- ✓ **Investment Banking**
  Record gross revenue of $1.6B
- ✓ **International**
  Double digit growth in revenue, deposits and loans[4]

[1] Other primarily includes lending and investment activities within the Community Development Banking and Chase Capital businesses
[2] Includes revenue recognized by CB from a range of investment banking products provided to CB clients
[3] Other product revenue includes tax-equivalent adjustments generated from Community Development Banking activity and certain income derived from principal transactions
[4] Denotes U.S. multinational clients with overseas revenue

BUSINESS PERFORMANCE
8
JPMORGAN CHASE & CO.

BUSINESS PERFORMANCE

Strong loan growth across all businesses

Record loans in Middle Market, Corporate Client Banking and Commercial Term Lending

EOP loan balances ($B)



Middle Market Banking
Corporate Client Banking
Commercial Term Lending
Real Estate Banking
Other
Growth
$112.0
$4.0
$8.2
$38.6
$16.7
$44.4
$128.2
$3.9
$8.6
$43.5
$21.6
$50.7
14%
(3%)
4%
13%
29%
14%
2011
2012
Utilization
31.4%
32.0%

2012 C&I loan growth (QoQ)



Commercial Banking
C&I industry¹
4.2%
2.9%
4.6%
3.3%
3.2%
2.6%
4.8%
3.8%
1Q12
2Q12
3Q12
4Q12

- Broad based demand for credit across a range of industries
- Taking substantial share as the lead bank among larger corporate clients
- 11 consecutive quarters of loan growth in Middle Market
- Expansion markets continue to show solid growth momentum
- Competition on new deals has intensified
- Pressure on spreads but saw signs of stabilization in 4Q12

2012 CRE loan growth (QoQ)



Commercial Banking
CRE industry¹
2.5%
0.5%
3.3%
(0.3%)
2.1%
(0.3%)
2.1%
0.8%
1Q12
2Q12
3Q12
4Q12

- CTL loans increased 13% in 2012; record originations in REB
- Real estate fundamentals continue to improve; remain strong in core markets
- Spreads holding steady; competition is increasing

Note: Numbers may not sum due to rounding

[1] Source: FRB H.8 Assets and Liabilities of Commercial Banks in the United States for February 6, 2012 (not seasonally adjusted)

9

JPMORGAN CHASE & CO.

High quality and granular portfolio

Risk discipline and asset quality remain our key focus

Risk culture	■ Strong risk culture – joint client ownership between banking and risk teams ■ Seasoned team – over 20 years average experience ■ Local decision making – our teams really know our clients
Client selection	■ Select good companies in attractive industries with proven management teams and broad product needs ■ Bank clients that share our risk philosophy ■ Long term relationship approach – building a lasting franchise ■ Long-term client relationships
Risk discipline	■ Discipline over growth philosophy – we don't need to do every deal ■ Maintain granularity ■ Sound structures ■ Manage cyclical risks ■ Track new originations

Commercial & Industrial



Other (20 industries) 29%
Healthcare 14%
State & muni governments 9%
Consumer products 9%
Retail 9%
Oil & gas 7%
Machinery 7%
Business services 5%
Utilities 4%
Metals & mining 4%
Building & Materials 4%

Total C&I loans: $73.6B

Commercial Real Estate



Other 3%
Hospitality 1%
Industrial 6%
Retail 9%
Office 9%
Multifamily 73%

Total CRE loans: $54.6B

BUSINESS PERFORMANCE

10

JPMORGAN CHASE & CO.

BUSINESS PERFORMANCE

Best-in-class credit performance

Nonperforming loans[1]


Commercial Banking
Peer average[2]
0.41%
0.23%
0.89%
0.22%
2.07%
0.89%
4.21%
2.87%
3.08%
2.02%
2.02%
0.94%
1.10%
0.52%
2006
2007
2008
2009
2010
2011
2012

	2006	2007	2008	2009	2010	2011	2012
C&I NPLs	0.26%	0.16%	0.62%	1.01%	0.75%	0.36%	0.28%
CRE NPLs[3]	0.03%	0.70%	2.75%	4.67%	3.37%	1.67%	0.86%

2012 peer group NPLs


0.52%
0.66%
0.79%
0.93%
1.01%
1.26%
1.41%
1.61%
Chase
Peer A
Peer B
Peer C
Peer D
Peer E
Peer F
Peer G

Net charge-offs


Commercial Banking
Peer average[2]
0.16%
0.05%
0.28%
0.07%
1.35%
0.35%
2.23%
1.02%
2.00%
0.94%
0.75%
0.18%
0.33%
0.03%
2006
2007
2008
2009
2010
2011
2012

	2006	2007	2008	2009	2010	2011	2012
C&I NCOs	0.05%	0.05%	0.17%	0.71%	0.61%	0.09%	0.00%
CRE NCOs[3]	0.06%	0.23%	1.62%	1.36%	1.26%	0.28%	0.07%

2012 peer group NCOs


0.03%
0.16%
0.21%
0.28%
0.32%
0.34%
0.35%
0.64%
Chase
Peer E
Peer C
Peer A
Peer D
Peer B
Peer G
Peer F

We are maintaining our discipline on new originations

Note: Numbers may not sum due to rounding

[1] 2006 Commercial Banking NPL ratios are based on average loans; 2007-2012 Commercial Banking NPL ratios are based on end-of-period loans

[2] Peer averages include CB-equivalent segments or wholesale portfolios at BAC, CMA, FITB, KEY, PNC, USB, WFC

[3] 2006-2007 CRE NPLs and NCOs reflect Real Estate Banking only; 2008-2012 CRE NPLs and NCOs also include Community Development Banking; 2009-2012 NPLs and NCOs also include Commercial Term Lending

11

JPMORGAN CHASE & CO.

$73.6 $87.7 $103.1 $113.2 $138.9 $174.7 Stable and diversified deposit base Note: Numbers may not sum due to rounding 1 Includes Community Development Banking and Commercial Term Lending Average deposits ($B) Middle Market Banking 76% Corporate Client Banking 15% Real Estate & other1 9% $195.9 Sweeps/ other 21% Savings 28% DDA 52% 2006 2007 2008 2009 2010 2011 2012 by business 2012 by type  Over 17,300 deposit holding clients  Geographically diverse deposit base using extensive branch network and client franchise  Cross sell opportunity over time – average tenure of deposit holding clients is 17 years  Shift to higher-value deposits – 52% DDA in 2012 versus 33% DDA in 2006  Deposits will have material value when interest rates rise  Mitigated NIM compression through disciplined deposit and earnings credit pricing  Minimal impact from expiration of Transaction Account Guarantee coverage on non- interest bearing deposits  Expect clients to redeploy cash or seek other investments when interest rates rise Excellent deposit gathering capabilities Meaningful earnings source Outlook 12 B U S I N E S S P E R F O R M A N C E

Agenda Page 13 Growth opportunities 13 Franchise strength 2 Business performance 5 C O M M E R C I A L B A N K I N G

Core Commercial & Industrial businesses

We continue to grow in our legacy markets and through our core products

1 Expand our client base

- 17,000+ targeted prospects in legacy, non-expansion markets
  - ~700 new Middle Market clients in non-expansion markets in 2012
- Substantial revenue growth potential in legacy markets
  - Weak or distracted competition presents opportunities

2 Deepen relationships

- Up-tiering relationships through disciplined account targeting
- Increase client penetration of core products
  - Grow asset-based lending and equipment finance portfolio
  - Deliver expanded treasury capabilities
  - Increase Commercial Card and Merchant Services penetration of CB client base

Illustrative revenue per relationship[1] ($'000)



$90
$110
$640
$340
Credit-only relationship[2]
Non-credit relationship[3]
Full relationship[4]
Average 2012

	Credit-only relationship[2]	Non-credit relationship[3]	Full relationship[4]	Average 2012
Average products per relationship[5]	1.8	7.0	11.6	9.1

Long-term, multi-solution relationships are core to our success

[1] Revenue numbers rounded to nearest $10K; revenue represents full JPM relationship totals and does not incorporate any revenue sharing agreements; excludes CTL clients
[2] Uses credit only; no other product category revenue
[3] No credit relationship; uses one or more products of AM, IB, TS or Card
[4] Uses credit and one or more of AM, IB, TS or Card
[5] Based on actively pursued client relationships; excludes CTL

GROWTH OPPORTUNITIES
14
JPMorgan Chase & Co.

Middle Market expansion – $1B long-term revenue opportunity

Extending a proven business model and building a long-term franchise

Key expansion markets

In-footprint
Out-of-footprint

MSA	Rank by size	Years of in-market presence[1]
Los Angeles	2nd	4
Philadelphia	5th	2
Washington D.C.	7th	2
Miami	8th	3
Atlanta	9th	5
Boston	10th	6
San Francisco	11th	4
Seattle/Tacoma	15th	4
Minneapolis	16th	9
San Diego	17th	2
St. Louis	18th	9
Tampa	19th	3
Pittsburgh	22nd	1
Portland	23th	4
Sacramento	24th	New
Orlando	26th	3
Kansas City	29th	1
Charlotte	33rd	2
Nashville	38th	3
Jacksonville	40th	New
Richmond	43rd	2
Birmingham	49th	1

Incremental prospects: ~18,000

or equivalent to ~85% of total existing MM clients

Highlights

- Creating scale in 22 new top-50 MSAs and expanding into new high-potential markets
- Disciplined organic growth; only targeting best clients in the market
- JPMC's full capabilities and brand differentiate versus competitors
- Export Chase business model and culture; add to team by hiring the best bankers in each market
- 272 dedicated CB resources; continuing to add bankers, underwriting and service professionals

Total expansion clients


CAGR: 29%
821
1,102
1,357
2010
2011
2012

Total expansion revenue ($mm)


CAGR: 110%
$52
$136
$230
$1,000
2010
2011
2012
Long-term target

[1] Reflects number of years of Middle Market banker presence in each MSA

15

JPMORGAN CHASE & CO.

GROWTH OPPORTUNITIES

Investment banking – $2B long-term revenue opportunity

On track to deliver our growth target

Opportunity

- Strong partnership with leading investment bank
- ~2,400 CB clients and prospects jointly covered with IB bankers
- Middle Market clients
  - Increasing penetration nationally

Strategy

- Syndicated & Leveraged Finance
  - Continuing to strategically expand lead bookrunner roles
- M&A/Corporate Finance Advisory
  - Continuing build-out of dedicated, regionally-focused IB teams

2012 highlights

- Record gross IB revenue up 12% YoY despite market headwinds
  - IB deal fees are primary growth driver
- Record number of clients generating fees over $5mm
- More clients using multiple IB products

CB investment banking revenue (gross)[1]



Gross Markets/other fees
Gross IB deal fees
$1.0
45%
55%
$1.2
35%
65%
$1.3
29%
71%
$1.4
31%
69%
$1.6
27%
73%
$2.0
2008
2009
2010
2011
2012
Long-term target
13%
Total gross IB revenue CAGR
22%
Gross IB deal fees CAGR
9%
Total NA Dealogic IB deal fees CAGR[3]

2008	2009	2010	2011	2012
16%	20%	25%	25%	31%

CB gross IB deal fees as % of J.P. Morgan North America IB deal fees[2]

[1] Represents the total revenue related to investment banking products sold to CB clients
[2] Calculated based on gross domestic IB revenue for SLF, M&A, Equity Underwriting, Bond Underwriting
[3] Source: Dealogic

16

JPMORGAN CHASE & CO.

GROWTH OPPORTUNITIES

GROWTH OPPORTUNITIES

International – $500 million long-term revenue opportunity

Delivering international banking solutions locally and differentiating from the competition

Small and mid-sized businesses are expanding overseas

- 58% of Chase Middle Market clients are active in global markets, up from 43% in 2011[1]
- 26% have operations in foreign countries today[1]
- Clients are expecting overseas revenue and activity to increase in 5 years[1]

We are best positioned

- Our global solutions delivered locally is a key differentiator
- J.P. Morgan platform in 59 countries and growing
- Leveraging CIB's capabilities and global scope
- Dedicated local coverage of CB clients in major foreign markets for lending, cash management, FX and trade finance

Continue to make progress

- Double digit growth in international revenue, loans and deposits between 2010 and 2012
- Adding bankers and expanding CB client coverage in major foreign markets
- Investing in dedicated CB client support infrastructure globally

Mid-sized companies aiming high in global expansion

Select responses of mid-sized U.S. companies from KPMG 2012 global expansion survey[3]



Expects to increase revenue from foreign operations/customers over the next 5 years
78%
Considers global expansion as integral to growth strategy
75%
Plans to expand global presence in next 5 years
61%
Has physical presence in 6 or more countries
49%

CB overseas revenue growth ($mm)



CAGR: 32%
$137
$192
$238
$500
2010
2011
2012
5-year target
1,752
2,122
2,482
Number of international clients²

[1] Chase Middle Market Business Leaders Outlook survey, March 2012

[2] Denotes U.S. multinational clients with overseas revenue; periods prior to 2012 have been restated to conform with current presentation

[3] Source: KPMG survey *Global Rewards Within Reach*, September 2012; conducted among 1,150 U.S. companies with annual sales generally between $200 million and $1 billion that have sold a product or service in a foreign market in the previous year

17

JPMORGAN CHASE & CO.

GROWTH OPPORTUNITIES

Commercial Term Lending

A sizable and profitable business with record originations in 2012

We acquired a valuable franchise

- #1 U.S. multifamily lender since 2008[1]
- Proven business model
- Strong profitability
- Profitable through-the-cycle

Invested in the business since acquisition

- Improved underwriting process
- Expanded in key markets
- Invested in platform and people
- Improved client response times

Focus on an attractive asset class

- Multifamily fundamentals remain favorable
- Core target markets; stabilized properties
- Average new loan size of $1.8mm[2]
- Strong underwriting standards for new originations

CTL originations have returned to pre-downturn levels ($B)


Originations
$9.1
$0.5
$2.0
$8.1
$14.1

	2008	2009	2010	2011	2012
Portfolio size	$36.9	$36.2	$37.9	$38.6	$43.5
Weighted avg. LTV[3]	55%	51%	60%	62%	63%
Weighted avg. DSC[3]	1.46x	1.80x	1.52x	1.51x	1.57x
Overhead ratio[4]	17%	21%	20%	18%	17%
Net charge-offs[4]	0.04%	0.91%	0.99%	0.27%	0.10%
	CTL acquired by Chase from WaMu	Exited non-core markets Remediated problem assets	Acquired and integrated a $3.5B multifamily portfolio	Revived originations Invested in platform expansion	Record originations, up 73% YoY Credit metrics close to pre-crisis levels

[1] FDIC 2008–YTD 3Q12
[2] Average loan size based on 2012 originations
[3] Reflects weighted average LTV and DSC of originations held for investment
[4] 2008 overhead and net charge-off ratios reflect 4Q only

18
JPMORGAN CHASE & CO.

Real Estate Banking Strategy remains unchanged – Asset quality over absolute scale Targeted, market sensitive growth  Relationships with over 500 high- quality developers and investors  Well-diversified portfolios  Broad product needs  Long-term relationships  Dedicated TS and IB coverage teams  Maintain underwriting standards  Continuously monitor market fundamentals  Low leverage and strong debt service coverage levels  Well-diversified across core markets  Limited construction risk Total commitments: $14.5B Industrial 10% Multifamily 29% Office 25% Retail 21% 2012 commitments by industry Other 15% Average client deposits ($B) $11.5 $12.2 $14.0 2010 2011 2012 Commitments and originations ($B) $12.4 $0.9 $5.7 $6.7 8% 15% 26% $9.7 2010 2011 2012 Total commitments Originations $14.5 % construction commitments Top tier client base Strong risk discipline and portfolio quality  Strong overall market fundamentals  Debt markets are open and active  ~$1.7T in CRE debt maturities expected for 2013–20171  Capacity to grow CB portfolio Attractive opportunity 1 Source: Trepp LLC, 4Q11 19 G R O W T H O P P O R T U N I T I E S

Outlook Our financial targets remain the same Overhead & credit costs Overhead ratio Through-the-cycle net charge-offs 35% 35% Long term target 2012 result 2010-2012 CAGR Making progress towards long-term revenue goals Middle Market expansion Investment Banking1 International Key revenue growth initiatives $1.0B $2.0B $500mm $230mm $1.6B $238mm 110% 9% 32% Allocated capital increasing by 42% to $13.5B Returns Return on equity 20% +/- 28% 0.50% 0.03% Maintaining expense and risk discipline 20% 2012 pro forma2 1 Reflects gross investment banking revenue 2 Illustrative ROE calculated based on $13.5B in common equity; CB common equity increased from $9.5B to $13.5B on 1/1/2013 20 G R O W T H O P P O R T U N I T I E S

Common equity and returns We should continue to generate solid returns, even with higher capital Our overall returns are substantially enhanced by:  Cost structure  Credit cost performance  Valuable deposit base  Breadth of non-lending capabilities  Cross-LOB revenue and expense synergy  Our brand  Our scale and branch presence  The quality of our bankers and industry insight  Our fortress balance sheet  New relationships will continue to grow in profitability  Market penetration with key non-lending services will increase returns over time  Business confidence strengthens  Deposit spreads improve  Utilization increases with client activity Competitive advantage Value differentiators Future return on investments Market-driven upside, if 18% 17% 20% 16% 26% 30% 28% 20% +/- 2006 2007 2008 2009 2010 2011 2012 Through-the- cycle target $5.7 Common equity ($B) $7.3 $8.0 $8.0 $13.5 ROE $6.5 $8.0 $9.5 21 G R O W T H O P P O R T U N I T I E S 1 1 Reflects attributed common equity effective 1/1/13

Commercial Banking

Wrap up

Excellent client-facing franchises

- ~ 23,000 corporate, state, municipal, financial institution and non-profit clients, and ~ 36,000 real estate clients, owners and investors
- Bankers, underwriters and service teams in 125 locations across 29 states, D.C. and 13 major international cities delivering global capabilities locally
- Full service client-driven model delivers unique solutions and global connectivity to our clients

Competitive advantages

- Carefully selected clients
- Local knowledge and delivery, global reach
- Broad range of solutions
- Supported by the entire JPMorgan Chase platform
- Seasoned and focused team

Strong returns and growth opportunities

- Consistent, repeated strong financial performance
  - Steady growth – 10% revenue and 17% net income CAGR since 2006
  - Strong returns – ROE of 20% +/- through-the-cycle
  - Risk discipline – NCOs below 50bps through-the-cycle
- Steadily investing in the business with long term view
- Tremendous opportunity in high potential markets

Industry leading capabilities and track record

GROWTH OPPORTUNITIES

22

JPMORGAN CHASE & CO.

February 26, 2013 A S S E T M A N A G E M E N T Mary Erdoes, Chief Executive Officer Asset Management

J.P. Morgan Asset Management – A world-class global client franchise

Growth business within JPMC

- Consistent, predictable high growth business for the firm – revenues, earnings, ROE
- Long-term, robust client-centric model
- Diversified earnings from broad set of products, channels, and regions

World's best clients

- J.P. Morgan Private Bank unmatched in serving the world's wealthiest
- Over 55% of top sovereign wealth funds, pension funds, and central banks
- ~3,000 financial intermediaries, ~60% outside the U.S.

Tenured top talent

- Over 95% retention of top talent
- >80 PMs with top quartile 10-year mutual fund performance
- Fiduciary culture ingrained in each and every hire

Difficult to replicate

- Managing clients' assets since 1832
- Celebrating 100-year relationships in the Private Bank
- Invaluable benefit of being part of JPMorgan Chase

ASSET MANAGEMENT

1

JPMORGAN CHASE & CO.

A S S E T M A N A G E M E N T 2006 2012 2006-12 growth  Mutual funds AUM in 1st/2nd quartiles (% over 5 years) 79% 76%  4/5 star mutual funds (#) 136 218 60%  Assets under management ($T) $1.0 $1.4 41%  U.S. Private Bank client advisors (#) 1,169 1,597 37%  International Private Bank client advisors (#) 337 774 130%  JPMS financial advisors (#) 324 450 39%  Salespeople (#) 659 858 30%  Investment professionals (#) 1,159 1,307 13%  Investment strategies (#) 254 378 49%  Client assets ($T) $1.3 $2.1 56%  Long-term client asset flows ($B) 58 103 78%  Deposits ($B) $52 $145 180%  Loans ($B) $25 $69 183%  Mortgages ($B) $5 $18 240%  Revenue ($B) $6.8 $9.9 47%  Net income ($B) $1.4 $1.7 21%  Pretax margin 33% 28%  ROE 40% 24% 2012 performance highlights – Another record year Performance highlights GWM GIM Franchise expansion Top investment performance Record growth Investing for growth Record 2

An integrated model with unique advantages

Revenue $10B | **Pretax income $3B** | **Client assets $2T**


Global Investment Management
Asset Management Solutions & Alternatives
Global Wealth Management

Global Investment Management	AM Solutions & Alternatives	Global Wealth Management
■ Global Funds ■ Global Institutional ■ Equities, Fixed Income, Cash ■ Focus on consistent, long-term investment performance	■ Center of innovation to serve evolving client needs ■ Multi-asset, outcome-oriented solutions ■ Alternatives and absolute return continuum	■ U.S. Private Banking ■ International Private Banking ■ J.P. Morgan Securities ■ Full range of investment and banking services
15 consecutive quarters of positive long-term flows	***14 consecutive quarters of positive flows***	***10 consecutive years of positive client asset flows***

Insurance	Sovereigns	Pension Funds	Inter-mediaries	Endowments & Foundations	Family Offices	UHNW	HNW	Affluent

ASSET MANAGEMENT

3
JPMORGAN CHASE & CO.

AM expertise accessible to CWM clients



Chase Wealth Management
Asset Management Solutions & Alternatives
Global Investment Management
Global Wealth Management

Chase Wealth Management

- Focused on the $5T investment opportunity with Chase clients
- ~3,000 financial advisors covering 5,600 Chase branches
- #3 UMA manager

Positive net flows every quarter since CPC launch in 2Q11

Global Investment Management

- Global Funds
- Global Institutional
- Equities, Fixed Income, Cash
- Focus on consistent, long-term investment performance

15 consecutive quarters of positive long-term flows

AM Solutions & Alternatives

- Center of innovation to serve evolving client needs
- Multi-asset, outcome-oriented solutions
- Alternatives and absolute return continuum

14 consecutive quarters of positive flows

Global Wealth Management

- U.S. Private Banking
- International Private Banking
- J.P. Morgan Securities
- Full range of investment and banking services

10 consecutive years of positive client asset flows

ASSET MANAGEMENT

4

JPMORGAN CHASE & CO.

A S S E T M A N A G E M E N T 84 87 84 81 92 87 88 84 2009 2010 2011 2012 52 68 77 74 72 78 73 74 2009 2010 2011 2012 Equity – % of MF AUM in top 2 quartiles Fixed Income – % of MF AUM in top 2 quartiles Note: All returns are annualized. Select regional funds’ excess returns are as of 01/31/13 Consistent world-class investment performance in Equity and Fixed Income… Select regional Equity funds excess return (bps) Select regional Fixed Income funds excess return (bps) 1-year 3-year Fund U.S. Value Advantage Europe Equity Plus ASEAN Equity Emerging Markets Opportunity 106 776 418 419 24 983 768 605 1-year 3-year Fund U.S. Core Plus Bond Global Bond MBS Emerging Markets Debt 186 208 208 81 277 158 780 176 238 3-yr 5-yr 3-yr 5-yr 5

A S S E T M A N A G E M E N T Solutions – % of MF AUM in top 2 quartiles Alternatives / Abs. return – % of AUM above benchmark …as well as in Solutions and Alternatives Select regional Solutions funds excess returns (bps) Select Alts / Abs. return strategies1 excess return (bps) 1-year 3-year Fund SmartRetirement 2035 Diversified Income Builder Asia Pacific Income 42 235 191 75 186 299 470 652 1-year 3-year Strategy Multi-Strategy Global Macro U.S. Real Estate2 Private Equity3 140 280 550 190 290 620 190 (190) 60 69 57 57 61 80 84 80 2009 2010 2011 2012 56 68 78 77 67 78 80 80 2009 2010 2011 2012 3-yr 5-yr 3-yr 5-yr Note: All returns are annualized. Select regional funds’ excess returns are as of 01/31/13 (unless otherwise noted) 1 Alternatives / Absolute return strategies’ excess returns rounded to nearest 10bps 2 Gross return vs. NPI benchmark, as of 12/31/12 3 Net return vs. Cambridge PE & VC benchmark, as of 09/30/12 6

A S S E T M A N A G E M E N T -2 -1 1 2 3 4 5 6 7 - 100 200 300 10 JPM funds compared to largest funds in category Top-performing funds with significant capacity to grow Source: Strategic Insight, Morningstar Direct AUM as of 12/31/12. Net flows reflect average yearly flows over 3 yr period as of 12/31/12. Excess returns as of 12/31/12, Select Shares Incremental impact from fund growth Revenue AUM ~$75B Pretax income JPM AUM Largest fund 3-Yr excess return (bps) 3 -Yr a v e ra g e n e t fl o w ( $ B ) +$450mm +$900mm +$175B If each fund reached Top 3 position by size ~$520mm ~$210mm 10 JPM funds as of today 7

A S S E T M A N A G E M E N T Client advisor growth and enhanced productivity drive success in U.S. Funds Gross sales per external CA ($mm) External client advisors (#) 60 103 2006 2012 158 502 2006 2012 U.S. Funds retail distribution active long-term gross sales / net flows ($B) 9 13 15 30 38 46 52 0 2 0 18 18 16 20 2006 2007 2008 2009 2010 2011 2012 Retail gross sales Retail net flows U.S. Funds active long-term mutual fund AUM ($B) 70 71 51 89 119 137 175 2006 2007 2008 2009 2010 2011 2012 AUM rank1 19 20 16 13 12 8 7 Flows rank1 18 591 583 3 2 2 2 1 Based on Strategic Insights data 8

A S S E T M A N A G E M E N T A premier global private banking franchise Consistent revenue growth ($B) 2.0 2.4 2.6 2.7 2.9 3.7 4.2 4.3 4.9 5.1 5.4 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Revenue per CA ($mm, excl. JPMS) 2.0 2.1 2006 2012 Global net new clients (excl. JPMS) 2006 2012 International U.S. 2,221 3,474 Client advisors (#, excl. JPMS) [Insert object title] 2006 2012 International U.S. 1,506 2,371 G obal client advisors (excl. JPMS) 5% 9

A S S E T M A N A G E M E N T 25 34 36 38 44 56 69 5 7 7 8 11 15 18 Loans (ex-mortgages) Mortgages Consistent growth across investment products, deposits, and loans GWM Loans ($B) – 94% with secured collateral (0.09) (0.03) 0.03 0.33 0.20 0.18 0.10 0.00 0.00 0.00 0.07 0.14 0.17 0.08 2006 2007 2008 2009 2010 2011 2012 Loans (ex-mortgages) Mortgages GWM net charge-off rate (%) GWM Deposits ($B) 2008 2009 2010 2012 2011 2007 2006 TBD 52 68 84 80 92 127 145 2006 2007 2008 2009 2010 2011 2012 GWM Client assets ($B) 465 544 553 636 730 781 877 2006 2007 2008 2009 2010 2011 2012 10

A S S E T M A N A G E M E N T A global leader in Alternatives, Absolute return, and Solutions Diversified Alternatives / Absolute return platform Innovative Alternatives and outcome-oriented Solutions offerings 301 354 386 447 2009 2010 2011 2012 JPM AM Alternatives, Absolute return, and Solutions AUM ($B)  SmartRetirement grew 7x from ‘08, +$18B  Thematic Advisory Program launched ‘10, +$12B  Absolute Return Fixed Income launched Nov ‘12, +$1.5B 210 177 170 142 134 133 113 110 100 76 Blackstone JPM AM Carlyle Bridgewater CS GSAM² Apollo Blackrock DB AWM³ KKR Currency/Commodities Real Estate/Real Assets Hedge FoF Hedge Funds (incl. credit) Private Equity Fee-earning client assets¹ mix 2012 ($B) 168 163 123 82 61 Non fee-earning assets¹ Source: Company filings, J.P. Morgan estimates ¹ Fee-earning client assets exclude assets which do not earn fees, such as firm capital invested in its own funds, uncalled capital commitments, and asset appreciation based on changes in the fair value of underlying investments. Non fee-earning assets include these items ² GSAM breakdown based on FT Towers Watson Global Alternatives Survey 2012 (July 2012) ³ Deutsche Bank AWM figures based on J.P. Morgan estimates 11

Partnership with CWM further adds to growth trajectory

Assets managed for CWM clients ($B)



~3x
21
31
45
52
68
2008
2009
2010
2011
2012

CWM net new investment flows ($B)



~4x
3
6
11
2010
2011
2012

Highlights

- **AM and CWM to cover U.S. wealth continuum**
  - CWM focuses on investment opportunity in the branches
  - One single affluent business – integrating ~77,000 U.S. PB affluent clients ($38B of assets) with CWM
  - Client referrals seamless between CWM and AM
- **Clients benefit from best-in-class investment and operating platform**
  - U.S. PB platform and investment expertise available for CWM clients
  - Fastest growing CWM products are managed accounts that leverage expertise of AM Solutions
- **CWM important distribution channel for U.S. Funds**
- **Accelerated growth expected going forward through CPC expansion**

ASSET MANAGEMENT
12
JPMORGAN CHASE & CO.

A S S E T M A N A G E M E N T Strong investment performance enables outsized flows (14) (10) (5) 5 12 16 20 21 30 32 36 45 100 118 UBS GS DB FII IVZ BX MS TROW BEN BLK CS BK JPM AM Allianz AB 3 5 5 3 5 5 5 5 7 4 1 1 (53) 2009-2012 avg annual client asset flows ex-liquidity ($B) 6 1 (2)% (1)% (1)% 4% 4% 4% 6% 7% 7% 8% 8% 10% 11% 15% GS UBS DB CS BLK IVZ MS BEN TROW BK FII JPM AM Allianz BX AB (14)% 2009-2012 compound annual client asset growth rate 1 3 1 3 5 5 4 7 5 5 5 1 6 5 Source: Company filings, J.P. Morgan estimates Note: 2009-2012 represents 4 years of flows. Allianz, CS, DB, and UBS non-USD flows converted at average annual exchange rates. BX flows based on fee-earning assets. 1 Total AUM flows 2 Long-term AUM, brokerage, custody, and deposit flows 3 Long-term AUM and brokerage flows 4 Total AUM and brokerage flows 5 Long-term AUM flows 6 Total AUM, brokerage, and deposit flows 7 Long-term AUM, brokerage, and deposit flows ~$20B in long-term AUM flows in 2012 from each of our three channels 2 2 LT AUM: 58 13

Consistent long-term flows across channels, regions, and products


2009-2012 cumulative long-term flows by channel, region, and product ($B)
Channel
Region
AUM Flows
Equity
Fixed Income
Multi-Asset
Alternatives
AUS Flows
GWM
U.S.
EMEA
Asia
LatAm
Retail
U.S.
EMEA
Asia
LatAm
Institutional
U.S.
EMEA
Asia
LatAm
< $(0.5)B
$(0.5)B – $0.5B
> $0.5B

ASSET MANAGEMENT
14-A
JPMORGAN CHASE & CO.

Consistent long-term flows across channels, regions, and products

2013 YTD cumulative long-term flows by channel, region, and product ($B)



Channel
Region
AUM Flows
Equity
Fixed Income
Multi-Asset
Alternatives
AUS Flows
GWM
U.S.
EMEA
Asia
LatAm
Retail
U.S.
EMEA
Asia
LatAm
Institutional
U.S.
EMEA
Asia
LatAm
< $(0.5)B
$(0.5)B – $0.0B
> $0.0B

ASSET MANAGEMENT

14-B

JPMORGAN CHASE & CO.

A S S E T M A N A G E M E N T Growing in every product and client channel since the crisis (except liquidity) 2008 2009 2010 2011 2012 4-Yr CAGR 1,549 2,190 Total client positions by product ($B) Credit 16% Brokerage 15% Custody 18% Deposits 15% Alternatives/ Abs. Return 8% Multi-Asset/ Solutions 16% Fixed Income 19% Equity 14% Liquidity (6)% 1,754 1,903 2,002 2008 2009 2010 2011 2012 1,549 2,190 Total client positions by channel ($B) JPMS 8% US HNW 8% Int’l PB 19% US UHNW 12% Retail 16% Institutional 12% Institutional Liquidity (5)% 1,754 1,903 2,002 G IM G W M 4-Yr CAGR 15

Expansion investments in 2010–2012 will fuel future growth and increase margins



Total AM P&L ($B)
Revenue: Base
New investments
Expenses: Base
New investments
8.0
5.7
8% p.a.
8% p.a.
9.9
9.4
7.2
6.7
~+30%
~+20%
13.0
8.5
2009
2012
In 3+ years
Pretax margin w/ investments
29%
28%
35%

Commentary

- Hired ~800 client advisors and investors across GWM and GIM
- Launched several new business initiatives in GIM (e.g., DCIS, Insurance)
- Targeting incremental, annual net income impact of ~$600mm
- Continued and accelerated revenue growth from new hires as they approach full productivity
- Expense growth will decline as:
  - Tech/infrastructure investment growth rates come down
  - Expense discipline continues

ASSET MANAGEMENT

16

JPMORGAN CHASE & CO.

A S S E T M A N A G E M E N T GIM delivered strong margins while continuously investing Source: Company filings, J.P. Morgan estimates Note: Figures shown on an as-reported basis. BX margin figures reflect pretax distributable earnings divided by total revenues 1 Revenue presented gross of fees and commission expenses to ensure comparability with peers 2 Has not yet reported segment margin for 2012; LTM through 3Q12 used instead 3 Wealth Management vs. Investment Management margin split unavailable 37% 37% 33% 33% 32% 29% 27% 25% 7% 4% 47% 37% 30% 29% 21% 21% TROW BLK BEN Allianz CS FII JPM GIM UBS STT BX MS BK GS IVZ AB DB Peer median: 29% 3-year total headcount growth (24)% (13)% (6)% (1)% 9% 12% 12% 19% 22% 22% 25% AB CS¹ DB¹ ² FII¹ UBS TROW BEN JPM GIM BLK BX¹ IVZ (w/ acq) Peer median: 11% 2 3 2 1 2 2012 pretax margin Source: Company filings, J.P. Morgan estimates Note: Figures as of year end shown on an as-reported basis. Not adjusted for acquisitions or divestitures 1 Growth rates represent different time periods due to changes in reporting format and/or pending 2012 disclosure: BX (2009–2011); CS (2009–3Q12); DB (2010–2012); and FII (2009–2011) 2 Wealth Management vs. Investment Management headcount split unavailable 3 17

A S S E T M A N A G E M E N T GWM delivered industry-leading margins with unmatched investment levels 29% 23% 21% 19% 18% 12% 30% 25% 21% 4% NTRS¹ JPM GWM UBS CS BAC GS¹ ² BAER³ WFC MS DB² Peer median: 21% 3-year client-facing headcount growth (8)% (8)% (4)% (2)% 1% 5% 9% 26% MS DB¹ ² CS UBS WFC BAC BAER JPM GWM Peer median: (2)% 2012 pretax margin Source: Company filings, J.P. Morgan estimates Note: Figures shown on an as-reported basis 1 Has not yet reported segment margin for 2012; LTM through 3Q12 used instead 2 Wealth Management vs. Investment Management margin split unavailable 3 Revenue presented gross of fees and commission expenses to ensure comparability with peers Source: Company filings, J.P. Morgan estimates Note: Figures as of year end shown on an as-reported basis. Not adjusted for acquisitions or divestitures 1 Wealth Management vs. Investment Management headcount split unavailable 2 DB figure reflects 2-year growth rate due to changes in reporting format Organic 21% 18

A S S E T M A N A G E M E N T High ROE relative to peers 5.6 7.0 6.5 6.5 7.0 Comparative asset management 2012 ROE1 36% 27% 24% 24% 23% 13% 10% 8% 6% 6% 5% FII CS TROW JPM AM BEN BAC BLK IVZ BAER MS AB Peer Median: 11% AM Return on Equity Observations  Stable ROE despite capital increases and re-investments  2012 ROE comparable or better than most peers  As of 1/13, JPM AM has $9B of allocated capital due to increased corporate allocations and expanding loan book 24% 20% 26% 25% 24% 2008 2009 2010 2011 2012 Average allocated capital ($B) 9.0 Source: Company filings, J.P. Morgan estimates 1 Based on reported capital (including goodwill and intangibles where disclosed) 2 Pretax income taxed at firmwide Core Results tax rate. Average utilized capital pro rated for pretax earnings of PBWM segment excluding Corporate and Institutional Clients 3 Uses end of period shareholders' equity as of 9/30/12; 12/31/12 equity not yet reported 3 2 1 2012 net income applied to 2013 allocated capital of $9.0B 25% + 19%1 LT target 19

ASSET MANAGEMENT

Combined Asset and Wealth Management space offers earnings growth potential

2012 revenue ($B)


BAC
16.5
UBS
16.0
MS
15.7
CS1
12.2
WFC2
12.2
JPM3
9.9
11.4
Allianz4
9.7
BLK
9.3
BEN
7.3
DB
5.7
GS
5.2
TROW
3.0
NTRS4
1.8

2012 pretax income ($B)


UBS
4.0
Allianz4
3.5
BAC
3.5
BLK
3.5
JPM3
2.8
3.2
CS1
3.0
BEN
2.7
MS
2.2
WFC2
2.1
TROW
1.4
GS4
1.0
NTRS4
0.5
DB
0.2

2012 client asset flows ex. liquidity ($B)


Allianz5
146
JPM3 6
103
109
UBS6
44
BAC7
26
MS8
23
GS6
23
TROW5
17
BEN7
14
CS1 9
10
BLK7
(2)
DB10
(28)
NTRS
NA
WFC
NA

Source: Company filings, J.P. Morgan estimates
Note: Allianz, CS, DB, and UBS figures converted at average annual exchange rate
[1] Excludes revenue, pretax income, and client asset flows attributable to Corporate and Institutional Client unit
[2] Excludes Asset Management Group (AMG) which is reported in Wholesale Banking unit. AMG consists of $444B of AUM, of which $112B is accounted for in Wealth, Brokerage and Retirement unit (source: Wells Fargo Wholesale Banking Investor Relations presentation, May 2012)
[3] Includes GIM and GWM with CWM reflecting dashed extension. Client asset flows dashed extension reflects CWM net new investments
[4] Reflects LTM through 3Q12 as 2012 disclosure not yet available. Allianz revenue is presented gross of fees and commission expenses to ensure comparability with peers
[5] Total AUM flows
[6] Long-term AUM, brokerage, custody (where disclosed), and deposit flows
[7] Long-term AUM flows
[8] Long-term AUM and brokerage flows
[9] Total AUM and brokerage flows
[10] Total AUM, brokerage, and deposit flows

20

JPMORGAN CHASE & CO.

Substantial cross-sell with the JPMorgan Chase franchise

~$2B in cross-sell revenue across lines of business


Asset-Liability Management
Referrals for PE investments
Collaboration on new product launches (e.g., Copper ETF)
U.S. PB platform and investment expertise available for CWM clients
IB products sold to private bank clients (trading, IPO, structured product, brokerage)
CWM is an important distribution channel for U.S. Funds
CIO
Private Equity
Investment Banking
Consumer Banking
Corporate
Covering Corporate clients including cash management and investments
Referral source between Chase Private Client and JPM Private Bank
Global Corporate Bank
Corporate & Investment Banking $1.0B
J.P.Morgan Asset Management
$2.1B
Consumer & Community Banking $0.6B
Business Banking
Coverage of investments for business owners
Referrals in both directions
Commercial Banking $0.5B
Treasury Services
Card Services
Referrals in both directions
Fund accounting, Transfer Agency, Custody, and Securities Lending for GIM & GWM
Commercial & Industrial
Real Estate
Card services provided to Private Bank clients
Liquidity products offered to TSS clients
Fund management

ASSET MANAGEMENT
21
JPMORGAN CHASE & CO.

Continued delivery of strong growth and high returns

Key takeaways

- Consistent growth with high margins and ROE
- Strong, long-term investment performance
- Fiduciary culture since 1832
- Diversified by products, channels, and regions
- World's best clients
- Invaluable benefit of being part of JPMC

Future growth

- High-growth areas:
  - First wave of front office hires fully productive
  - Increased flows into strong performing strategies
  - International turnaround and expansion
  - New business initiatives including Insurance, Solutions, Alternatives, and CWM
- Financial targets:
  - Client assets: 7–10% p.a.
  - Revenue: 7–12% p.a.
  - Pretax income: 10–15% p.a.
  - Pretax margin: 30–35%
  - ROE: 25% +

3+ years

Revenue $13B | **Pretax income $4B** | **Client assets $3T**

ASSET MANAGEMENT

22

JPMorgan Chase & Co.

February 26, 2013 C O R P O R A T E & I N V E S T M E N T B A N K Mike Cavanagh, Co-Chief Executive Officer Corporate & Investment Bank Daniel Pinto, Co-Chief Executive Officer Corporate & Investment Bank

CORPORATE & INVESTMENT BANK

The Corporate & Investment Bank ("CIB") is operating from a position of strength

CIB performance

World class franchise – delivering best-in-class returns with leading market shares
Superior risk discipline and controls
Long-term outlook for capital markets and flow businesses is strong

More leadership positions in banking and markets businesses than any competitor

Banking

- #1 in IB Fees; widened gap to #2
- IB Fees of $5.8B; record debt underwriting
- Record Treasury Services revenue of $4.2B
- Lending revenue of $1.3B

Markets & Investor Services

- #1 in Fixed Income; revenue of $15.4B
- #4 in Equities; revenue of $4.4B
- Securities Services revenue of $4.0B; record $19T in Assets under Custody

CIB delivering strong results

- Revenue: $34.3B (largest in the industry[1])
- Cumulative 3-year earnings of $24.1B


Heritage IB
Heritage TSS
$7.7
$1.1
$6.6
$8.0
$1.2
$6.8
$8.4
$1.7
$6.8
2010
2011
2012

	2010	2011	2012
H-IB	17%	17%	17%
H-TSS	17%	17%	22%
CIB	17%	17%	18%[2]

16% +/- through-the-cycle ROE on increased capital allocation of $56.5B

[1] Based on CIB/IB segment equivalent revenue, excl. DVA
[2] 19% CIB ROE excl. DVA, 15% CIB pro forma ROE based on new allocated capital,16% CIB pro forma ROE on new allocated capital excl. DVA. Throughout this presentation, CIB provides several non-GAAP financial measures which exclude the impact of DVA on: net revenue, net income, overhead ratio, compensation ratio and return on equity. These measures are used by management to assess the underlying performance of the business and for comparability with peers

1
JPMORGAN CHASE & CO.

Agenda Page C O R P O R A T E & I N V E S T M E N T B A N K 2 J.P. Morgan is positioned to maintain leadership in wholesale banking 2 Macro trends support long-term attractiveness of global wholesale banking 24 Management priorities for 2013 32 Wrap-up 44

J.P. MORGAN IS POSITIONED TO MAINTAIN LEADERSHIP IN WHOLESALE BANKING

CIB is positioned to maintain our leadership in wholesale banking

CIB possesses all of the best-in-class and global elements required to serve our clients

1. **Client-driven franchise** – CIB organization aligned to best serve the full set of needs of corporate and investor clients
2. **Economies of scale** – Scale and operating efficiency afford us the ability to continue to invest in and expand our platform
3. **Fortress balance sheet** – Being well-capitalized with stable funding sources gives us a durable business model and makes us a preferred and resilient counterparty
4. **Completeness of capabilities and global reach** – Leadership position in each business helps us deliver better solutions to clients
5. **Stable earnings** – Flow-based markets franchise generates very stable, consistent earnings with lower risk

6. ***Positioned to generate strong through-the-cycle returns on the stand-alone risk-based capital needs of the business***

3

JPMORGAN CHASE & CO.

J . P . M O R G A N I S P O S I T I O N E D T O M A I N T A I N L E A D E R S H I P I N W H O L E S A L E B A N K I N G Our client franchise is large and diverse with deepening global relationships Client-driven franchise Clients with >$50K in revenue (2012) Highlights 1 North America 39% EMEA 33% APAC 19% Latam 9% 2012 CIB clients: ~7,600 North America 52% EMEA 32% APAC 12% Latam 4% CIB revenue by region (2012) 2012 CIB revenue, excl. DVA: $35.3B 61% of clients are international 48% international revenue Significant clients (>$1mm in revenue) 1,100 1,600 900 1,100 2,000 2,700 2009 2012 International North America ~7,600 clients generating revenue >$50K  ~22,000 accounts  ~2,700 clients generating >$1mm in revenue  International business growing the fastest  61% of our clients are outside the U.S.  48% of our revenues are outside the U.S. 4

J . P . M O R G A N I S P O S I T I O N E D T O M A I N T A I N L E A D E R S H I P I N W H O L E S A L E B A N K I N G We are recognized as best-in-class across all businesses Client-driven franchise 1 JPM select product rankings (2006-2012) 1 Dealogic, pro forma for industry mergers. Rankings are volume-based, except for IB Fees; 2 Equity underwriting ranking excluding accelerated book builds, as well as block trades: 2006 – #6, 2009 – #1, 2012 – #1; 3 CHIPS & Fedwire report; 4 Institutional Investor; 5 JPM estimates revenue share using public disclosure of Top 10 competitors, excl. DVA; ’06 is heritage JPM; 6 Company reports; 7 Coalition as of 1H12; Americas includes North America and Latin America. Coalition competitor set includes BAC, BARC, BNPP, C, CS, DB, GS, MS, SG, and UBS; 8 Coalition IndexPlus as of 3Q12 YTD 2006 2009 2012  Investment Banking1  IB Fees 2 1 1  Advisory 2 3 2  Equity underwriting2 52 12 42  Syndicated loans 1 1 1  Long-term debt 3 1 1  Treasury Services3  USD clearing 1 1 1  Research4  US Equity 6 2 1  US Fixed Income 2 2 1  Global Markets5  Fixed Income Markets 7 3 1  Equity Markets 8 5 4  Securities Services6  Assets Under Custody 2 2 2 3rd Tier 2nd Tier Top 3 JPM select international rankings (2012) 2012 Asia EMEA LatAm  Investment Banking  IB Fees1 4 2 3 1H 2012 Asia EMEA Americas  Fixed Income Marke s7  Rates 2 3 1  FX 5 4 1  Credit 10 1 2  Equity Markets7  Derivatives & Convertibles 1 2 3  Institutional Cash Equities 7 6 5 Industry-leading positions (3Q 2012)8 RBS UBS BARC CS C MS BAC DB GS JPM Total leadership positions 0 1 2 3 3 4 4 4 7 11 Origination & Advisory  M&A  ECM  DCM Equities  Institutional Cash Equities  Derivatives & Convertibles  Prime Services  F&O FICC  G10 Rates  G10 Credit  G 0 FX  Securitization  Emerging Markets  Commodities 3rd Tier 2nd Tier Top 3 5

J.P. MORGAN IS POSITIONED TO MAINTAIN LEADERSHIP IN WHOLESALE BANKING

1 CIB is organized to best serve the full set of needs of corporate and investor clients

Client-driven franchise



Corporates/Governments/FIs
Institutional Investors
Banking
Lending
Corporate Finance
Treasury Services
Client Coverage
Markets & Investor Services
Markets
Fixed Income and Equities Market Making & Agency Execution
Investor Services
Client Clearing & Collateral Mgmt.
Prime Brokerage
Securities & Fund Services
Client Coverage

- *Ability to leverage risk capital across transaction, commercial, and investment banking solutions*
- *Better combination of top-tier capabilities globally than almost any competitor*

- *No competitor combines a best-in-class Markets business with a top tier Investor Services business*

6

JPMORGAN CHASE & CO.

J.P. MORGAN IS POSITIONED TO MAINTAIN LEADERSHIP IN WHOLESALE BANKING

1

Leveraging the broad client franchise of JPMC – Resulting in significant benefits to all businesses

Client-driven franchise

$5.2B CIB[1]

CB $4.0B

2012 CB revenue by product


Treasury Services 36%
Lending & Other 56%
Banking & Markets (Net) 8%

2012 total CB revenue: $6.8B[2]

2012 CB cross-sell highlights

- **44%** of CB revenue comes from CIB products
- **$2.4B** of gross revenue from CB clients using Treasury Services (TS) products
- **$1.6B** of gross IB revenue from CB clients
  - $1.1B from Banking & $0.4B from Markets
- **23,000** CB Commercial & Industrial clients
  - 20,000+ use TS products[3]
  - ~1,000 use IB underwriting/advisory services[3]

AM $1.0B

- Asset Management is an important client of CIB's research, execution, custody and fund services
- Private Bank is a key distribution channel for CIB equity offerings and a source of referrals for investment banking mandates
- CIB is a steady source of client referrals for the Private Bank

CCB $0.2B

- Strong linkages between Chase Mortgage and CIB Fixed Income
- Our CIB Corporate clients benefit from processing through Chase Paymentech

Note: Totals may not sum due to rounding
[1] Reflects gross CIB cross-LOB revenue for FY2012
[2] Treasury Services reflects gross revenue, Banking & Markets reflects net revenue
[3] Client count for TS products and IB underwriting/advisory includes CB Commercial & Industrial and select Commercial Real Estate clients that are not included in the 23,000 Commercial & Industrial figure

7

JPMORGAN CHASE & CO.

2

We have achieved scale that allows for efficiency and ongoing investment

Economies of scale

J.P. MORGAN IS POSITIONED TO MAINTAIN LEADERSHIP IN WHOLESALE BANKING

Trading	■ $1T+ of securities traded & settled daily ■ 125mm+ equity shares traded daily ■ 60K+ Fixed Income trades daily
Processing	■ $980T of USD payments; $4T average daily ■ #1 USD wire clearer with 20% share of Fedwire and CHIPS[1] ■ $19T in Assets under Custody
Lending & Capital Raising	■ In 2012, arranged $650B of loans & commitments for clients ■ $500B of debt and equity raised for clients in 2012
Resources & Footprint	■ 52,000+ employees (11,700+ technology professionals) ■ Conduct business in 100+ markets ■ Local presence in ~60 countries and growing

Scale gives us a natural efficiency advantage over smaller competitors

[1] Clearing House Interbank Payments System

8

JPMORGAN CHASE & CO.

J . P . M O R G A N I S P O S I T I O N E D T O M A I N T A I N L E A D E R S H I P I N W H O L E S A L E B A N K I N G $22.9 $22.0 $21.9 2010 2011 2012 $12.4 $11.7 $11.3 $10.5 $10.3 $10.5 2010 2011 2012 Comp Non-comp Our disciplined focus on expenses is ongoing… Economies of scale 2 CIB expense trend1 ($B) +3% CAGR Core expense Core expense Core expense Revenue growth, excl. DVA CAGR +143% (4%) Regulatory Regulatory Regulatory Note: Core expense scale broken for illustrative purposes 1 Regulatory assessments include FDIC, UK Bank levy, FSA and other regulatory fees CIB comp and non-comp expense ($B) $22.9 $22.0 $21.9 1 Overhead, comp/revenue and non-comp/revenue ratios exclude DVA impact. Comp/revenue and overhead ratio in 2010 also excludes impact of UK Bank Payroll Tax Overhead ratio1 68% 68% 62% Comp/Rev1 36% 36% 32% Non-comp/Rev1 32% 32% 30% 9

2 …and allows us to continue to commit resources to building a strong franchise

Economies of scale

Rebalancing expenses towards international opportunities…



(2%) CAGR
$22.9B
$22.0B
$21.9B
CAGR
International
International
International
0%
North America
North America
North America
(4%)
2010
2011
2012

…and other priorities

- Attracting the best talent
- Maintaining pay for performance culture
- Expanding businesses & products globally (e.g., Prime Brokerage, Commodities)
- Building leading electronic trading capabilities
- Funding best-in-class technology
- Investing in robust controls

J.P. MORGAN IS POSITIONED TO MAINTAIN LEADERSHIP IN WHOLESALE BANKING

10

JPMORGAN CHASE & CO.

We expect to continue to be able to deliver market leading margins

2

Economies of scale

J.P. MORGAN IS POSITIONED TO MAINTAIN LEADERSHIP IN WHOLESALE BANKING

2012 overhead ratio vs. peers[1]


Comp/Rev
Non-comp/Rev
Overhead ratio
84%
82%
81%
68%
66%
62%
61%
36%
37%
41%
29%
30%
48%
44%
40%
37%
32%
CS
MS
DB
BAC²
GS
JPM
C

[1] Represents CIB/IB equivalent segments of competitors, excluding the impact of DVA
[2] Global Markets only

Outlook

- Ample ongoing efficiency opportunities
  - Heritage IB and Heritage TSS efforts (SRP, Value for Scale, WSS expense improvements, etc.)
  - New CIB opportunities (e.g., rationalize technology platforms, streamline coverage teams, improve client on-boarding, extract support area synergies, etc.)
- Continued support of new growth initiatives and investments
- We expect to maintain our compensation philosophy and approach
- Maintain our leading overhead ratio

11

JPMORGAN CHASE & CO.

J.P. MORGAN IS POSITIONED TO MAINTAIN LEADERSHIP IN WHOLESALE BANKING

3

We have a strong balance sheet and natural sources of funding from wholesale deposits

Fortress balance sheet

4Q12 pro forma balance sheet ($B)


$1,117
$1,117
Excess Liquidity Managed by Corporate Treasury
$240
Loans[1]
$114
Capital Markets Secured Financing[2]
$278
Capital Markets Trading Assets[3]
$416
Other[4]
$69
$386
Wholesale Deposits
$28
Commercial Paper Sweep
$192
Capital Markets Secured Financing[5]
$317
Capital Markets Liabilities[5]
$137
Long-Term Debt
$57
Equity
Assets
Liabilities

Note: Reflects adjustments to 4Q12 spot balance sheet to reflect CIB capital realignment of $56.5B. Reported 4Q12 CIB allocated capital is $47.5B

[1] Net of allowance for loan losses

[2] Includes resales, securities borrowed and cash and due from banks from CIB

[3] Includes CIB trading assets and derivatives receivable

[4] Includes other assets, other intangible assets, MSR, premises and equipment, accrued interest and accounts receivable and non-CIB trading assets

[5] Includes trading liabilities, Fed funds purchased and securities loaned or sold under repurchase agreements, VIEs, other borrowed funds and other liabilities all in CIB and derivatives payable

Highlights

- Substantial excess wholesale deposits are used to create a strong liquid asset pool (managed by Corporate)
- Allocated equity supports a 9.5% pro forma Basel III Tier 1 Common ratio

12

JPMORGAN CHASE & CO.

J.P. MORGAN IS POSITIONED TO MAINTAIN LEADERSHIP IN WHOLESALE BANKING

3

Our derivatives exposure is client-driven and high quality

Fortress balance sheet

Firmwide derivative receivables, net (4Q12; $B unless otherwise specified)


$70
$154
($79)
$75
($14)
$61
Gross derivatives notional outstanding ($T)
Net derivatives receivable
Less cash collateral
Derivatives receivable, net of cash collateral
Liquid securities and other cash collateral
Derivatives receivable, net of all collateral

Counterparty credit exposure

Maturity (years)	4Q12
Less than 1 year	22%
Between 1 and 5 years	41%
Greater than 5 years	37%

Risk Rating	4Q12
Investment grade	82%
Unrated or Non-investment grade	18%


Top 10
31%
Other
69%

Total: $11B

13

JPMORGAN CHASE & CO.

J.P. MORGAN IS POSITIONED TO MAINTAIN LEADERSHIP IN WHOLESALE BANKING

3

We achieved our 2012 RWA targets but new rules have now come into effect

Fortress balance sheet

Basel III RWA – 4Q11 to 4Q12 ($B)


Heritage IB
Original 4Q12 target of $413B
$467
($57)
$410
$90
$500
$115
$615
4Q11
BAU activity
2Q12
Final B2.5 rules and latest B3 NPR +/- BAU activity
4Q12
TSS[1]
4Q12 Combined

[1] Includes impact of Corporate allocations

14

JPMORGAN CHASE & CO.

We are well-capitalized, targeting ~9.5% Tier 1 common on a stand-alone basis

Fortress balance sheet

J.P. MORGAN IS POSITIONED TO MAINTAIN LEADERSHIP IN WHOLESALE BANKING



3
Basel III RWA glidepath ($B)
$615
Run-off & other
$65
($50)
$565
$30
Core Businesses
$550
$535
4Q12
RWA reducing actions (primarily from run-off and other activities)
Post actions

Allocated equity[1]	$56.5B[2]	→	$56.5B
Tier 1 Common (%)	9.1%	→	~9.5%

[1] Tier 1 common equity equals allocated equity less $1B in goodwill
[2] Reflects attributed common equity effective 1/1/13

15

JPMorgan Chase & Co.

J.P. MORGAN IS POSITIONED TO MAINTAIN LEADERSHIP IN WHOLESALE BANKING

4 Our leadership position in each business helps us deliver better solutions for clients

Completeness of capabilities and global reach

Leadership position in each business…


Banking
Lending
Corporate Finance
Treasury Services
Markets
Fixed Income Market Making
Equities Market Making
~90% of total CIB revenues
Investor Services
Client Clearing & Collateral Management
Prime Brokerage
Securities & Fund Services

…helps deliver more complete client solutions

- Insights from best-in-class Markets franchise lead to differentiated credit & advisory solutions
- Leading cross-border capital raising and execution capability allow for more efficient financing solutions for clients
- Deep lending and transaction banking relationships with corporate clients lead to superior capital markets advisory
- Best-in-class financing, clearing and custody drive superior execution for Equity and Fixed Income clients
- Physical and financial commodity hedging offering provide superior trade finance solutions for corporate and government clients

16

JPMORGAN CHASE & CO.

J.P. MORGAN IS POSITIONED TO MAINTAIN LEADERSHIP IN WHOLESALE BANKING

4

We have a strong global network to support our clients

Completeness of capabilities and global reach

How we serve our clients globally

52,000+ professionals serving ~7,600 clients across the globe



North America

Total employees[1]	22,000
Clients[2]	3,000
Significant clients[2]	1,100

EMEA

Total employees[1]	12,400
Clients[2]	2,500
Significant clients[2]	950
Local Offices[3]	37

Latin America

Total employees[1]	1,000
Clients[2]	700
Significant clients[2]	200
Local Offices[3]	10

APAC

Total employees[1]	16,700
Clients[2]	1,400
Significant clients[2]	450
Local Offices[3]	28

Few institutions have the commitment and resources required to build and maintain a global network

[1] Reflects total number of employees located in the region per MD&A view. APAC includes ~8,800 employees in India, including those in global data and service centers
[2] Clients defined as clients with $50K+ in revenue; Significant clients defined as clients with $1mm+ in revenue
[3] Represents cities where CIB has client facing activity per the definition of "client facing" utilized in MD&A disclosure

17

JPMORGAN CHASE & CO.

J.P. MORGAN IS POSITIONED TO MAINTAIN LEADERSHIP IN WHOLESALE BANKING

4 This has helped us significantly deepen our relationships with our clients

Completeness of capabilities and global reach

Evolution of product set usage among clients



# of product sets
Relationship initiated through Banking or Markets & Investor Services
1
2-6
7+
Comprehensive offering:
Advisory, ECM, DCM
Lending
Rates, Credit, FX, SPG
Equities, F&O
Commodities
Cash Mgmt., Liquidity
Trade
Depositary Receipts
Custody
Average revenue per client ($mm)
$0.4
$1.7
$15.5
ROE per client
+600bps increase in client ROEs

18

JPMorgan Chase & Co.

J . P . M O R G A N I S P O S I T I O N E D T O M A I N T A I N L E A D E R S H I P I N W H O L E S A L E B A N K I N G Our Markets business is flow-based and diverse… Stable earnings Markets revenue by flow vs. structured Note: Rates includes Public Finance, Credit includes Securitized Products and Equities includes Prime Services 1 “Other” in 2006 primarily includes results from discontinued activities 2 2012 “Credit” includes impact from Synthetic Credit Portfolio transferred from CIO to CIB on 7/2/12 Markets revenue by product 5 $12.2 $19.8 2006 2012 $12.2 $19.8 2006 2012 Note: Analysis excludes GSOG and Fixed Income Management Total Markets revenue wallet1 $217B $169B2 JPM share (%) ~5% ~11%2 1 Oliver Wyman industry revenue wallet estimates 2 Represents 2011 industry revenue wallet and JPM Markets revenue wallet share; 2012 wallet results are not available Structured Flow Structured Flow Other1 Equities Commodities FX Rates Credit Equities Commodities FX Rates Credit2 19

J . P . M O R G A N I S P O S I T I O N E D T O M A I N T A I N L E A D E R S H I P I N W H O L E S A L E B A N K I N G 48 26 11 51 73 10 8 5 8 Day 1 Day 2 Day 3 Day 4 Day 5 Day 6 Day 7 Day 8 Day 9 … and has high daily risk turnover Stable earnings Case study – EMEA Credit Trading daily turnover metrics Average daily turnover: 15 Note: Turnover defined as daily CR01 risk traded divided by starting CR01. CR01 is the risk position for a desk (amount of money desk makes or loses on a one-basis-point move in the credit spreads); actual two-week period Inventory turns over multiple times a day from client transactions 15 16 10 27 20 27 36 16 27 Day 1 Day 2 Day 3 Day 4 Day 5 Day 6 Day 7 Day 8 Day 9 Case study – North America interest rate swaps daily turnover metrics Note: Turnover defined as daily DV01 risk traded divided by starting DV01. DV01 is the risk position for a desk (amount of money desk makes or loses on a one-basis-point move in the yield curve); actual two-week period Average daily turnover: 22 5 20

J . P . M O R G A N I S P O S I T I O N E D T O M A I N T A I N L E A D E R S H I P I N W H O L E S A L E B A N K I N G This helps us deliver quality earnings… Stable earnings 5 CIB earnings ($B) Note: Discontinued businesses and management netted from operating businesses Cumulative quarterly Markets revenue by business day (last 12 quarters) $7.7 $8.0 $8.4 2010 2011 2012 Banking Markets Investor Services 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 1 6 11 16 21 26 31 36 41 46 51 56 61 66 Cu m u la ti ve q u a rterl y re v e n u e , e x cl. D V A ($ B ) Business day in quarter Revenue to cover cost of capital and expenses 3Q11 3Q12 1Q12 4Q12 21

J . P . M O R G A N I S P O S I T I O N E D T O M A I N T A I N L E A D E R S H I P I N W H O L E S A L E B A N K I N G …with unique stability and growth Stable earnings Markets and CIB average daily revenue (excl. DVA) and volatility ($mm) 5 $63 $60 $69 $126 $120 $129 $0 $20 $40 $60 $80 $100 $120 $140 $0 $20 $40 $60 $80 $100 $120 $140 2010 2011 2012 Markets volatility ($mm) CIB Volatility ($mm) CIB avg. daily revenue, excl. DVA ($mm) Markets avg. daily revenue ($mm) 8 26 7 / 43 # of trading day losses1 CIB VaR ($mm)2 $99 $76 $84 Note: Volatility equals standard deviation 1 Heritage IB businesses trading loss days only 2 EOP total CIB trading and credit portfolio VaR. 2012 includes VaR related to synthetic credit portfolio (“SCP”) transferred from CIO to CIB on 7/2/12 3 Reflects trading loss days excl. DVA and excl. SCP 22

6

Each of our businesses will continue to deliver best-in-class shareholder returns

Best-in-class returns

J.P. MORGAN IS POSITIONED TO MAINTAIN LEADERSHIP IN WHOLESALE BANKING

Through-the-cycle ("TTC") RWA, Capital and Returns ($B)

Business	TTC RWA	TTC Capital[1]	2012 pro forma ROE	TTC ROE	Outlook for achieving returns
Banking	$150	$14.4	20%	18% +/-	▪ Improved interest rate environment ▪ Growth initiatives – international expansion ▪ Normalized credit costs ▪ High RWA rule certainty
Markets	$320	$31.8	19%	16% +/-	▪ Leading businesses, flow & scale model, strong client franchise ▪ Regulatory impact ▪ RWA rule uncertainty
Investor Services	$65	$6.2	16%	20% +/-	▪ Improved interest rate environment ▪ Ongoing efficiency improvements ▪ Market Structure changes create opportunities (e.g. Collateral Management) ▪ High RWA rule certainty
Run-off & Other	$30	$4.1	N/A	N/A	N/A
CIB	$565	$56.5	15%	16% +/-	

[1] Represents allocated equity

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JPMORGAN CHASE & CO.

Agenda Page C O R P O R A T E & I N V E S T M E N T B A N K 24 Macro trends support long-term attractiveness of global wholesale banking 24 J.P. Morgan is positioned to maintain leadership in wholesale banking 2 Management priorities for 2013 32 Wrap-up 44

MACRO TRENDS SUPPORT LONG-TERM ATTRACTIVENESS OF GLOBAL WHOLESALE BANKING

Macro trends support the long-term attractiveness of global wholesale banking

Macro trends affecting wholesale banking

1. **Regulation** – Global industry regulation will lead to increased operating expenses; scaled players better positioned
2. **Bank deleveraging, primarily in Europe** – Resulting in increased reliance on capital markets and opportunities for capital markets leaders
3. **Financial market deepening** – Continued deepening in financial markets, particularly in emerging markets
4. **Global commerce growth** – Renewed growth in global commerce post-crisis, resulting in growing cross-border opportunities
5. **Changing client demand** – Shift away from structured products; clients focused on less complex solutions

JPM is uniquely positioned to navigate these market forces

- **Client focus**
- **Scale**
- **Global reach**
- **Investment capacity**

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JPMORGAN CHASE & CO.

We are well positioned to adapt to changing regulations

Regulation

MACRO TRENDS SUPPORT LONG-TERM ATTRACTIVENESS OF GLOBAL WHOLESALE BANKING

	Regulations	Market-wide impact
Market structure[1]	▪ Dodd Frank-Title VII ▪ EMIR ▪ MiFID II	▪ Reduced importance of **counterparty strength** ▪ Increased importance of **e-trading capabilities** ▪ **Blocks and less liquid instruments** harder to trade ▪ Constrained **client leverage**
Bank structure	▪ Volcker ▪ Vickers ▪ Liikanen ▪ Dodd Frank-Section 716 ▪ Recovery/Resolution	▪ Potential changes in **legal entity structure** ▪ Could hurt **liquidity** ▪ Cost to implement changes
Customer protection	▪ Dodd Frank-Title VII External Business Conduct ▪ MiFID II	▪ Additional **compliance effort** ▪ Major **client re-documentation** program ▪ **Technology investment** required

JPM position

- Depth and breadth of franchise provides sufficient ability to absorb changes
- Our business model is client-driven
- Strong culture of control, compliance and treating customers fairly
- Able to absorb necessary spend
- Aggressively expanding into new business areas

Our scale, franchise strength, large client base, operational excellence and ability to invest in new technology positions us well in changing regulatory environment

[1] Includes central clearing, trading on Swap Execution Facilities or similar platforms, post-trade transparency and additional margin for OTC derivatives

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JPMORGAN CHASE & CO.

MACRO TRENDS SUPPORT LONG-TERM ATTRACTIVENESS OF GLOBAL WHOLESALE BANKING

1 Depth and breadth of franchise provides sufficient ability to absorb regulatory impact

Regulation

CIB Markets business: Range of potential revenue impact from market structure regulations


CIB Markets businesses
Potential impact by business
Credit[1]
Rates
FX
Equities
Commodities
Potentially impacted ~35%
No expected impact ~65%
Potential revenue loss ~5-10%
Credit[1]
FX
Equities
Rates
Commodities
Total Markets revenue
~$1-2B potential revenue loss

Considerations

- Considers impact of post-trade transparency, mandatory clearing, SEF trading, new margin rules, and extraterritoriality: $1-2B potential revenue impact
- Does not take into consideration new revenue opportunities in OTC Clearing & Collateral Management: $0.3-0.5B potential revenue benefit
- Impact of Volcker not included above – will only see true effect 2-3 years post implementation – our well-established, flow-driven, client-focused franchise is a source of strength

[1] Credit includes Securitized Products

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JPMORGAN CHASE & CO.

M A C R O T R E N D S S U P P O R T L O N G - T E R M A T T R A C T I V E N E S S O F G L O B A L W H O L E S A L E B A N K I N G 5.7% 5.8% 6.2% 2010 2011 2012 Bank deleveraging, especially in Europe, creates new capital markets opportunities Bank deleveraging 1 McKinsey 2 Driven by bank deleveraging  Tighter regulatory capital requirements forcing European & U.S. banks to reduce RWA by ~$1T1  Banks scaling back/selling assets  Clients will need new sources of funding, primarily in Europe  Shift from lending to capital markets JPM DCM franchise – fee rankings JPM EMEA corporate finance fee share JPM Rank #2 #2 #2 Gap to #1 120bps 130bps 60bps Source: Dealogic Global #1 #1 #1 Yankee1 #1 #1 #1 EMEA #5 #4 #3 2010 2011 2012 63% 66% 45% 29% 28% 48% 8% 6% 6% 2010 2011 2012 Syndicated lending Bonds Equity Shift from syndicated lending to bonds – Western European example Shift to bonds Source: Dealogic 1Yankee bonds defined as U.S. denominated bonds issued in the U.S. by a foreign issuer Source: Dealogic; new issuance volumes for Western European headquartered corporates 100% = $1.2T 100% = $1.3T 100% = $1.2T 1 Source: McKinsey 28

MACRO TRENDS SUPPORT LONG-TERM ATTRACTIVENESS OF GLOBAL WHOLESALE BANKING

3 Financial market deepening is driving increased capital markets opportunities

Financial market deepening

Financial market depth as % of GDP


462
457
400
280
209
190
148
142
U.S.
Japan
W. Euro
China
India
ME & Africa
LatAm
CEE & CIS
CAGR 2000-2010 (%):
5
2
5
21
23
16
15
21

Source: McKinsey Global Institute

JPM international revenue by segment ($B)


Markets
Investor Services
Banking
7% CAGR
$15.2
$16.1
$17.5
CAGR
8%
4%
8%
2010
2011
2012

Note: Excl. DVA and certain discontinued / run-off businesses

Positive long-term industry outlook

- Credit is expected to double from $109T in 2009 to $213T by 2020, driven by emerging markets (12% CAGR)
- Corporate need for equity will double over the next 10 years, triple in emerging markets

Source: World Economic Forum, McKinsey Global Institute

JPM is increasingly international

- Built a strong global capital markets franchise over the past several years
- Strong on-shore trading & execution capabilities in all major markets and continue to expand into new local markets

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JPMorgan Chase & Co.

Significant growth in global commerce and flows will benefit global banks

Global commerce growth

MACRO TRENDS SUPPORT LONG-TERM ATTRACTIVENESS OF GLOBAL WHOLESALE BANKING

Growth in transaction banking revenues


2011-2020E CAGR
6%
7%
13%
15%
Americas
Europe
MENA
Asia

Source: Boston Consulting Group
Note: Represents wholesale

JPM Transaction Services revenue & CAGR


2010
2012
12%
22%
18%
EMEA
Asia
LatAm

Growth in cross-border trade flows ($T)


N.A. & RoW
Europe
Asia
86
9% CAGR
16
2001
2020

Source: Boston Consulting Group

JPM Trade Finance revenue & CAGR


2010
2012
45%
23%
70%
EMEA
Asia
LatAm

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JPMORGAN CHASE & CO.

MACRO TRENDS SUPPORT LONG-TERM ATTRACTIVENESS OF GLOBAL WHOLESALE BANKING

5

Clients have shifted to flow solutions; our model is already flow and scale driven

Changing client demand

Industry client revenue – flow vs. structured


100%
100%
% Flow
72%
76%
% Structured
28%
24%
2006
2012F

Source: Coalition. Flow includes Cash and Flow Equity Derivatives, F&O, Flow Credit, Flow Rates, U.S. Munis, Repo/STIR, FX Spots, Forwards, & Options. Structured includes Structured EQD, Exotic & Structured Credit, and Exotic & Structured Rates. Excludes Commodities, Prime Services, Securitized Products, Emerging Markets, O&A, Risk/Prop revenues

JPM client revenue per trade


99%
High volume
Low volume
0.7%
0.3%
0.1%
0.03%
0.02%
$0-$50K
$50K-$100K
$100K-$250K
$250K-$500K
$500K-$1mm
$1mm+

- **~75% of our Markets revenue is from trades below $500K – business model is well-positioned for electronification**

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JPMORGAN CHASE & CO.

Agenda Page C O R P O R A T E & I N V E S T M E N T B A N K 32 Management priorities for 2013 32 J.P. Morgan is positioned to maintain leadership in wholesale banking 2 Macro trends support long-term attractiveness of global wholesale banking 24 Wrap-up 44

Management priorities for 2013

2013 CIB priorities

1. **International expansion** – Deepen Global Corporate Bank and Treasury Services solutions around the world, ensuring full integration of FX and Payments
2. **Prime Brokerage, Clearing & Collateral Management** – Continue Global Prime Brokerage build-out, expand OTC clearing platform, and build cutting-edge collateral management solutions
3. **Electronic trading** – Close the gap with leaders in Equities electronic trading and invest in Fixed Income capabilities to prepare for the future
4. **Technology efficiency & innovation** – Complete Strategic Reengineering Program and execute on Value for Scale efforts while continuing to invest and innovate
5. **Continued business optimization** – Optimize businesses across the CIB to effectively and efficiently service clients

Continued focus on strong risk management and controls, talent management and investment discipline

MANAGEMENT PRIORITIES FOR 2013
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JPMORGAN CHASE & CO.

M A N A G E M E N T P R I O R I T I E S F O R 2 0 1 3 The firm has invested heavily in international coverage and product capabilities International expansion 07/20/11 Global Corporate Bank banker growth (2009-2012) Global Corporate Bank associated revenue ($B) (2009-2012) 2009 2010 2011 2012 98 177 252 285 4.0x 1.9x 3.0x 4.3x U.S./Canada EMEA APAC LatAm 1  Continue to deepen capabilities across key international locations:  ~$800mm spent since 2010 on product investments (including local products and lending capabilities and global platform build)  Deep, differentiated capabilities in key emerging markets (India, China, Brazil, Mexico, Saudi Arabia)  Completing a competitive offering in ASEAN, Emerging EMEA (Russia, South Africa, UAE, Turkey) and Latin America (Argentina, Chile and Colombia)  Building innovative solutions in developed markets – Western Europe (e.g. SEPA payments), Japan, Australia  We expect the majority of these investments to be at or close to completion by the end of 2013 Priorities 2009 2010 2011 2012 20.2% 3.5% 8.0% 16.3% U.S./Canada EMEA APAC LatAm $8.2 $8.5 $9.2 $10.2 34

1

We are making significant progress across all products and countries

International expansion

MANAGEMENT PRIORITIES FOR 2013

International revenue product growth with Corporate clients



2012 vs. 2010
5-year expected growth
34%
>100%
79%
>150%
29%
>75%
Core Cash & Liquidity
Trade
IB Products[1]

International revenue growth by region[3] with Corporate clients



2012 vs. 2010
5-year expected growth
38%
>90%
54%
>140%
51%
>130%
52%
>130%
EMEA
APAC
LatAm
U.S. Int'l[4]

Revenue growth in key emerging markets – 2012 vs. 2010[2]



China
In-Country 1.7x
Inbound 3.5x
Outbound 2.6x
India
In-Country 1.4x
Inbound 3.0x
Outbound 2.5x
Rest of EM APAC
In-Country 1.5x
Inbound 1.6x
Outbound 1.9x
Brazil
In-Country 1.2x
Inbound 1.9x
Outbound 1.6x

Revenue growth ahead of plan; ~30% of pre-tax target achieved

[1] IB products include derivatives (mainly Commodities, FX, and Rates) and DCM (Debt Underwriting and Loan Syndication fees)
[2] Inbound refers to revenue with subsidiaries of foreign multinationals in the country (e.g. Wal-Mart in China). Outbound refers to revenue from subsidiaries of companies headquartered in these countries (e.g. Reliance revenue in Indonesia)
[3] Represents global revenue from companies headquartered in each respective region
[4] U.S. International includes revenue from subsidiaries of U.S. headquartered companies and FX revenue globally

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JPMORGAN CHASE & CO.

2 Continued global Prime Brokerage build-out

Prime Brokerage

International Prime Brokerage

- JPM Prime Brokerage has historically been a leading U.S. focused business
- Prime Brokerage clients need round-the-world coverage to finance and execute global trading strategies
- Goal is to be a top-tier player in EMEA and Asia

JPM Prime Brokerage balances increase



25 % increase
2010
2011
2012

Status of build-out

- **In EMEA**
  - Executed key hires
  - Launched International Prime Brokerage in June 2011
  - Onboarding of new clients significantly ahead of expectations
- **In Asia**
  - Executed key hires
  - Developed regional strategy
  - Enhancing region-specific capabilities in 2013

JPM Int'l. Prime Brokerage balances increase



80% increase
2010
2011
2012

- Significant growth from a small starting base
- International revenue expected to approach ~$600mm in steady state (~2015), excluding future benefits to Equities

MANAGEMENT PRIORITIES FOR 2013

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JPMORGAN CHASE & CO.

2

We are launching innovative solutions to help clients navigate the changing collateral management landscape

Collateral Management

Significant new client needs

- New regulations creating additional clearing and collateral requirements, most starting in 2013
- Wide ranging industry estimates on the need for additional collateral: ~$500B-$5T

JPM is uniquely positioned

- **Strong existing product capability:** leveraging existing collateral management products and platform
- **Entrenched client relationships:** deep relationships with all target clients across Custody, Financing, Clearing, and Execution

We will offer end-to-end solutions...

Consolidated collateral view → Margin management and analytics → Collateral optimization → Collateral transformation → Reporting and service delivery

...that will deliver significant value to clients

- **Economic**
  - Optimal collateral posting mix
  - Reduce financing costs
  - Enhance yield on excess cash/securities
- **Risk mitigation**
  - Manage counterparty credit exposure
  - Verify margin requirements
  - Support dispute resolution
- **Operational efficiency**
  - Access to robust & scalable infrastructure
  - Transparent, efficient & cost effective collateral posting

Expected to generate incremental direct and ancillary revenue of ~$300-500mm from OTC Clearing & Collateral Management

MANAGEMENT PRIORITIES FOR 2013

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JPMORGAN CHASE & CO.

3

Growth of electronic trading will continue to drive higher flow volumes at tighter spreads; players with best-in-class electronic capabilities will have a competitive advantage

Electronic trading

Industry Fixed Income & Equities e-trading volumes (%) by asset class



2012
2015F
70
80
55-65
65-75
40-50
60
40
60
30
50
75
85
CDS Index
FX Spot
European Government Bonds
Precious metals
U.S. Treasuries
Cash Equities

Source: McKinsey, Oliver Wyman, Greyspark

Evolution of Fixed Income e-trading landscape

- **Introduction of Swap Execution Facilities likely to accelerate trading electronification of Interest Rates and Credit default swaps**
  - Extent of electronification will depend on final regulation but likely to result in increased price transparency and automated execution and clearing capabilities
  - Non-standard end-user swaps likely to remain voice-traded for now
- **Emerging crossing networks for bonds are complementary to traditional dealer services**
  - Expect dealers will continue to provide inventory and liquidity and bring new issuance into the markets

MANAGEMENT PRIORITIES FOR 2013
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JPMORGAN CHASE & CO.

We are aggressively building best-in-class electronic trading capabilities

Electronic trading

Continue to close the gap in Equities

- Algorithms and trading infrastructure now on par with market leaders
- Driving full integration of electronic and voice-based sales and trading
- Full integration across cash, derivatives, and prime brokerage offerings

Equities low touch revenue (2012)


JPM
Best-in-class

Source: Coalition, JPM internal estimates

Preparing for the future in Fixed Income

- Building flexible platform that allows us to be ready to trade on any new format (e.g., RFQ, CLOB)
- Launched J.P. Morgan Markets – aggregating all research, execution, analytics and post-trade services across Fixed Income
- Scale FX, Rates, and Commodities e-trading capabilities to reach additional products and clients
- Continuing to invest in cross-asset infrastructure and venue connectivity

Potential to add ~$300-400mm in revenue as we build a leadership position; significant investments to ensure robust controls across the board

MANAGEMENT PRIORITIES FOR 2013

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JPMorgan Chase & Co.

Multi-year technology investments are beginning to pay off – will deliver savings of $650mm+ in steady-state

4

Technology efficiency & innovation

Investments to drive efficiency…

Strategic Reengineering Program (SRP)

- 80% complete; on track for 2013 completion
- Cumulative spend of ~$700mm out of 4-year plan of ~$775mm; cumulative savings of $400mm+
- Annual savings achieved to date ~$215mm vs. $300mm+ (target at the end of 2013)
- 40 major applications decommissioned

Value for Scale

- Combining IB and TSS Technology & Operations components with focus on rationalizing:
  - Processing & Operating units – e.g., securities, derivatives, client on-boarding, reference data
  - International branches
- ~$150mm estimated spend to be incurred over-time
- $365mm+ in incremental annual savings by 2015

…and enhanced client experience

Investor clients

- Launched **J.P. Morgan Markets (JPMM)**, new web and mobile platform, as single client facing platform
  - 50,000 external users
  - 37 systems consolidated
- Merging Securities Services Portal with JPMM
- Integrated approach to client on-boarding process and tools, increasing transparency, quality and control and reducing duplication

Corporate clients

- Launched Cash Management portal – **J.P. Morgan ACCESS Next Generation**; will service 25,000 global clients and 180,000 users
- Launching **Global Payments Hub** - will provide leading payments capabilities globally

Continuing to differentiate through innovation – Athena, Mobile research and trading applications, Big Data, etc.

MANAGEMENT PRIORITIES FOR 2013

40

JPMorgan Chase & Co.

M A N A G E M E N T P R I O R I T I E S F O R 2 0 1 3 Post-trade Structuring J.P. Morgan Markets: A single global platform offering clients access to advanced tools across the trade lifecycle Technology efficiency & innovation Analytics Research Trade Execution 4 41

MANAGEMENT PRIORITIES FOR 2013

4

Athena is a next generation pricing, risk management, analysis and trade management platform that spans many asset classes

Technology efficiency & innovation


Product Structuring and Pricing
Risk Reporting and Analytics
Trader Desktop
Trade Operations

42
JPMorgan Chase & Co.

Optimize businesses across CIB to effectively & efficiently serve clients

Continued business optimization (select examples)

Equities

- ***Investing to be a top-tier Equities business***
  - Strategic foundation in place – diverse client base, talent, integrated platform
  - Integrating cash & derivatives sales and trading resources, optimizing equity research, driving productivity
  - Accelerating electronification of our execution services business model to drive incremental client commission revenue and internal efficiencies

Commodities

- ***Optimizing business for new regulation and improving efficiency***
  - Top 3 player with full product capabilities across Financial and Physical
  - Strong and diverse client driven franchise; we have 2,000+ clients
  - Significant efficiencies expected as old technology platforms and related infrastructure are retired

Client coverage

- ***Aligning client coverage models to create better client experience***
  - Integrated Banking Coverage teams regionally – bringing together best-in-class solutions for clients
  - Established regional Markets & Investor Service sales forces – delivering full suite of products across and within all regions

Continual identification & execution of new areas for optimization and integration

MANAGEMENT PRIORITIES FOR 2013
43
JPMORGAN CHASE & CO.

Agenda Page C O R P O R A T E & I N V E S T M E N T B A N K 44 Wrap-up 44 J.P. Morgan is positioned to maintain leadership in wholesale banking 2 Macro trends support long-term attractiveness of global wholesale banking 24 Management priorities for 2013 32

W R A P - U P In summary…  Leadership position across Banking, Markets and Investor Services, with room for growth  Strong client franchise  Scale & completeness of offerings  Financial strength  Capacity to continue to invest in future growth  Strong track record of performance through challenging markets  Regulatory headwinds, but long-term outlook for wholesale banking is strong Significant earnings & return potential with a 16% +/- through-the- cycle ROE 45